UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, NY 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Stockholders are filed herewith.

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Large Cap Value Fund

Annual Report
December 31, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities, including credit, liquidity and interest rate risk.

The Fund may invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Portfolio Management Team discusses the performance of Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Large Cap Value Fund (formerly, Goldman Sachs Growth and Income Fund) (the “Fund”) and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 11.20% and 10.89%, respectively. These returns compare to the 15.51% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

Were there any significant changes in the Fund’s investment approach during the Reporting Period?

Effective April 30, 2010, the Goldman Sachs VIT Growth and Income Fund was renamed Goldman Sachs VIT Large Cap Value Fund. The Fund’s performance benchmark and anticipated fees and expenses remained the same, but the investment objective and strategies of the Fund did change. The Fund’s objective is now long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of December 31, 2010, the capitalization range of the Russell Index was between $251 million and $369 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities began 2010 with their strongest annual start in over a decade, despite a lack of conviction from underlying economic data. While housing and labor data remained mixed, investors opted to view this, in combination with statements from the Federal Reserve Board (the Fed), as supportive of ongoing accommodative monetary policy. Further, increasing levels of corporate cash, high productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits. Investor sentiment turned sharply in late April, and the U.S. equity market broke a four-quarter winning streak with a sharp drop in the second quarter that erased modest gains from the previous quarter and sent most major equity indices into negative territory for the first half of the Reporting Period. The equity markets reflected investor angst regarding the health of Europe’s financial system and the potential that the continent’s sovereign debt dilemma could spark another financial crisis. At the same time, investors became increasingly concerned about growing evidence that the global economy might be losing steam. Indeed, U.S. markets were doused with a number of disappointing economic readings at the end of June. Adding pressure were China’s attempts to cool its nation’s property market along with a decline in Chinese leading economic indicators that fueled fears of slowing global demand.

In the third quarter, U.S. equities roared back. The quarter featured strong corporate earnings announcements as well as news that the U.S. had officially come out of its economic recession in June. Still, concerns remained about the pace of the recovery, evidenced by the Fed’s signaling a willingness to take further action if necessary. U.S. equities indices, for example, S&P 500 capped 2010 on a note of optimism. Positive data points from December included robust retail sales figures and strong increases in purchasing and manufacturing surveys.

For the Reporting Period overall, economically-sensitive, cyclical stocks led returns, as investors focused on the strong growth and demand from outside the developed markets. In turn, the consumer discretionary sector, particularly auto stocks,

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

and the industrials and materials sectors, performed best. More traditionally defensive sectors, such as utilities and health care, lagged. Notably, the U.S. equity market outpaced the developed international equity markets, as investors gained confidence in the U.S. economic recovery. U.S. markets also reflected confidence in continued accommodative monetary and fiscal policy, most recently evidenced by the extension of tax cuts. Consistent with investor optimism and preference for cyclical exposure, small-cap and mid-cap stocks significantly outperformed large-cap stocks during the Reporting Period as a whole. Similarly, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (Market segments are as measured by the Russell Indices.)

The Russell Index rose 15.51% during the Reporting Period. The year was marked by a challenging stock-picking environment, with high stock correlations offering limited differentiation between winners and losers. Indeed, 2010 peak correlation was at 82% above the long term average. Among value-oriented sectors, regulatory uncertainty was most pronounced, as health care, financials and energy — each facing significant reform — comprise over half of the Russell Index. Another phenomenon impacting value-oriented stocks overall was that higher yielding stocks meaningfully outperformed during the Reporting Period despite slower earnings growth and, sometimes, weaker fundamentals.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Effective stock selection and overweighted positions in the strongly-performing materials, industrials and information technology sectors helped the Fund’s performance most relative to the Russell Index. Detracting most from the Fund’s relative results was stock selection in the consumer staples, financials and energy sectors, where company-specific issues weighed on certain holdings.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in diversified mining and natural resources company Cliffs Natural Resources * of the materials sector and conglomerate Honeywell International of the industrials sector.

Cliffs Natural Resources, the only public iron ore company in the U.S., performed well during the Reporting Period, benefiting from improved volume, lower fixed costs and higher pricing. The company’s shares also rose as it reported better-than-anticipated earnings and raised guidance.

Honeywell International, a major conglomerate that produces a variety of consumer products, engineering services and aerospace systems, was also a top contributor to the Fund’s results during the Reporting Period. Honeywell International benefited from strong and proactive management as well as from the fruitful results of restructuring efforts made in 2008 and 2009.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were positions in beverage, snack and food business giant PepsiCo of the consumer staples sector and diversified banking institution Bank of America of the financials sector.

PepsiCo reported that its third quarter earnings were in line with consensus estimates. However, its shares fell after the company announced its operating profits were weaker than expected, primarily due to softer margins as PepsiCo continued to invest in its brand. In addition, the company lowered its earnings guidance as PepsiCo plans to accelerate its investment initiatives in U.S. beverages and emerging markets. Despite its disappointing returns, we held the position in the Fund as we continued to have conviction in the company. We believe its management has a strong track record of making disciplined capital allocation decisions. Further, in our view, PepsiCo should be well positioned due to its strong brand recognition, cost saving synergies from the acquisition of its bottlers, and long-term growth opportunities in the emerging markets.

Bank of America was a top detractor during the Reporting Period. The company came under pressure when a hedge fund presented estimates that Bank of America may face $45 billion in potential new losses associated with mortgage put-backs for the company. (A mortgage put-back occurs when an investor in a mortgage-backed security successfully demands that a bank repurchase the underlying mortgages that do not adequately satisfy the representations and warranties the bank made about the mortgages when it originally sold the security. A bank can be forced to repurchase the mortgages at par under certain circumstances.) While repurchases themselves were not a new factor, “private label” mortgage securities (or

* Position no longer held by the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

securitized mortgages by private institutions) were a new source of potential problems that the market had not analyzed. We believe the stock’s sell-off was overdone and that the company should be able to manage through the repurchases given its significant reserves and strong capital base.

How did the Fund use derivatives during the Reporting Period?

The Fund did not use derivatives during the Reporting Period.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we added to global franchises with increased exposure to developing market revenue streams as well as secular growth stories with what we believed to be compelling valuations. For example, we initiated a Fund position in Israel-based health care company Teva Pharmaceutical during the Reporting Period. Teva Pharmaceutical should be a global leader in the generic drug market that derives more than half its revenues from the U.S. We believe the company is well positioned to benefit from the wave of patent expirations in 2012-13. In addition to its leading global generics business, Teva Pharmaceutical owns a handful of branded franchises, including most notably the biotech drug Copaxone, which has the leading share in treating multiple sclerosis.

Within the energy sector, we are constructive on select oil services names that are both levered to a continued recovery in oil prices and that should benefit from a strong international up-cycle for oil services anticipated to materialize in the next couple of years. As such, during the Reporting Period we initiated a Fund position in Schlumberger, a leading global oil service franchise with strong market share in deepwater drilling. We also favored Schlumberger because of its strong management team and balance sheet.

During the second half of the Reporting Period, we sought to take advantage of the market rally to realize gains and redeploy capital into securities that we believed had more upside potential. For example, in health care, we sold out of the Fund’s position in Johnson & Johnson, a pharmaceutical, medical devices and consumer packaged goods manufacturer, taking profits in order to invest in stocks with higher upside potential within the sector.

In utilities, we exited the Fund’s position in FirstEnergy due to declining power prices that negatively impacted a subsidiary of the company. Despite having a strong dividend yield, we were concerned about FirstEnergy’s ability to achieve strong returns in that pricing environment.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, consumer discretionary and industrials increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in health care, energy and telecommunication services decreased.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

At the end of December 2010, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, financials, industrials, materials and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in telecommunication services, energy, health care and utilities and was rather neutrally weighted to the Russell Index in consumer staples.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed there were many reasons to be constructive on the U.S. equity market in 2011. In our view, valuations were compelling on both absolute and relative levels, and companies were exhibiting strong fundamentals, with improving corporate profits and balance sheets. We believe that high cash levels and strong balance sheets bode well for capital expenditure — the fuel for long-term growth. We also expect management teams to be focused on capital redeployment through mergers and acquisitions, share buybacks and deleveraging of balance sheets, thereby providing further catalyst for growth. Also, in our view, recent government actions have created an environment that is more conducive for businesses to grow.

Given this backdrop, we believe the coming year should be fertile ground for stock picking. The trends that were headwinds for stock pickers in 2010, including historically high levels of correlation, started, by the end of the Reporting Period, to reverse. The market appears to be shifting its focus from the macro, i.e. broad economic, political and monetary conditions,

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

to the micro, i.e. company specifics, now that valuation and volatility levels have normalized from extremes. A recent increase in merger and acquisition activity appears to have contributed to the trend toward greater stock level differentiation, especially between higher and lower quality stocks trading, at the end of the Reporting Period, at comparable valuations. Further, there seems to have been a reduction of regulatory uncertainty with the passage of financial reform and health care reform and more clarity is expected on drilling requirements and best practices in energy in 2011.

The combination of these factors, we believe, should create a favorable stock picking environment in 2011, particularly for our investment approach. We maintain our discipline as we seek companies with strong or improving fundamentals, led by quality management teams focused on creating shareholder value. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

5

FUND BASICS

Large Cap Value Fund
as of December 31, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	11.20%	1.40%	2.84%	2.64%	1/12/98
Service	10.89	N/A	N/A	−5.50	7/24/07

1 The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.81%	0.81%
Service	1.06	1.06

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/103

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.6%	Diversified Financials
General Electric Co.	4.2	Capital Goods
Occidental Petroleum Corp.	3.8	Energy
Bank of America Corp.	3.2	Diversified Financials
Merck & Co., Inc.	3.0	Pharmaceuticals, Biotechnology & Life Sciences
Newfield Exploration Co.	2.8	Energy
U.S. Bancorp	2.7	Banks
Honeywell International, Inc.	2.5	Capital Goods
Prudential Financial, Inc.	2.4	Insurance
Comcast Corp. Class A	2.3	Media

3 The top 10 holdings may not be representative of the Fund’s future investments.

 6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary
December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced January 12, 1998)	11.20%	1.40%	2.84%	2.64%
Service (Commenced July 24, 2007)	10.89%	N/A	N/A	−5.50%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 98.5%

Automobiles & Components – 3.6%
873,973	Ford Motor Co.*	$14,674,007
340,282	General Motors Co.*	12,542,795
401,617	Johnson Controls, Inc.	15,341,769

		42,558,571

Banks – 6.1%
338,964	PNC Financial Services Group, Inc.	20,581,894
680,561	SunTrust Banks, Inc.	20,083,355
1,166,765	U.S. Bancorp	31,467,652

		72,132,901

Capital Goods – 10.2%
167,144	Emerson Electric Co.	9,555,623
2,699,590	General Electric Co.	49,375,501
552,512	Honeywell International, Inc.	29,371,538
201,013	Illinois Tool Works, Inc.	10,734,094
324,108	The Boeing Co.	21,151,288

		120,188,044

Consumer Durables & Apparel – 1.5%
603,566	Newell Rubbermaid, Inc.	10,972,830
59,216	Polo Ralph Lauren Corp.	6,568,239

		17,541,069

Diversified Financials – 13.2%
2,791,808	Bank of America Corp.	37,242,719
95,544	Franklin Resources, Inc.	10,625,448
585,311	Invesco Ltd.	14,082,582
1,289,691	JPMorgan Chase & Co.	54,708,692
1,440,230	SLM Corp.*	18,132,496
260,138	State Street Corp.	12,054,795
298,580	The Bank of New York Mellon Corp.	9,017,116

		155,863,848

Energy – 10.3%
85,928	EOG Resources, Inc.	7,854,678
456,725	Newfield Exploration Co.*	32,934,440
452,714	Occidental Petroleum Corp.	44,411,243
203,516	Range Resources Corp.	9,154,150
172,265	Schlumberger Ltd.	14,384,128
534,203	Weatherford International Ltd.*	12,179,828

		120,918,467

Food & Staples Retailing – 1.5%
505,444	CVS Caremark Corp.	17,574,288

Food, Beverage & Tobacco – 7.0%
442,691	Archer-Daniels-Midland Co.	13,316,146
741,622	General Mills, Inc.	26,394,327
413,597	PepsiCo, Inc.	27,020,292
520,588	Unilever NV	16,346,463

		83,077,228
Health Care Equipment & Services – 4.0%
496,887	Baxter International, Inc.	25,152,420
390,778	WellPoint, Inc.*	22,219,637

		47,372,057

Household & Personal Products – 0.7%
132,351	The Procter & Gamble Co.	8,514,140

Insurance – 9.4%
316,224	Aflac, Inc.	17,844,520
154,600	Everest Re Group Ltd.	13,113,172
323,614	Marsh & McLennan Companies, Inc.	8,847,607
482,853	Prudential Financial, Inc.	28,348,300
474,477	The Allstate Corp.	15,126,327
490,868	The Hartford Financial Services Group, Inc.	13,003,093
263,105	The Travelers Companies, Inc.	14,657,579

		110,940,598

Materials – 4.2%
114,894	Freeport-McMoRan Copper & Gold, Inc.	13,797,620
312,061	LyondellBasell Industries NV Class A*	10,734,898
734,890	The Dow Chemical Co.	25,089,145

		49,621,663

Media – 5.4%
962,143	CBS Corp. Class B	18,328,824
1,252,771	Comcast Corp. Class A	27,523,379
929,880	DISH Network Corp. Class A*	18,281,441

		64,133,644

Pharmaceuticals, Biotechnology & Life Sciences – 6.7%
308,918	Biogen Idec, Inc.*	20,712,952
969,015	Merck & Co., Inc.	34,923,301
438,470	Teva Pharmaceutical Industries Ltd. ADR	22,857,441

		78,493,694

Retailing – 0.8%
164,412	Kohl’s Corp.*	8,934,148

Semiconductors & Semiconductor Equipment – 0.9%
334,300	Texas Instruments, Inc.	10,864,750

Software & Services – 3.6%
391,805	Adobe Systems, Inc.*	12,059,758
168,311	BMC Software, Inc.*	7,934,181
18,027	Google, Inc. Class A*	10,707,497
188,845	Microsoft Corp.	5,272,552
201,428	Oracle Corp.	6,304,696

		42,278,684

Technology Hardware & Equipment – 2.0%
1,019,857	EMC Corp.*	23,354,725

Telecommunication Services – 1.9%
5,383,036	Sprint Nextel Corp.*	22,770,242

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Utilities – 5.5%
513,850	American Electric Power Co., Inc.	18,488,323
266,528	Entergy Corp.	18,878,178
117,352	NextEra Energy, Inc.	6,101,131
439,611	PG&E Corp.	21,030,990

		64,498,622

TOTAL COMMON STOCKS
(Cost $1,030,443,219)		$1,161,631,383

Shares	Rate	Value

Short-term Investment(a) – 3.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
37,319,215	0.043%	$37,319,215
(Cost $37,319,215)

TOTAL INVESTMENTS – 101.7%
(Cost $1,067,762,434)		$1,198,950,598

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%		(19,564,934)

NET ASSETS – 100.0%		$1,179,385,664

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities
December 31, 2010

Assets:

Investments in securities, at value (identified cost $1,067,762,434)	$1,198,950,598
Receivables:
Investment securities sold	3,034,086
Dividends	2,060,050
Fund shares sold	747,096

Total assets	1,204,791,830

Liabilities:

Payables:
Fund shares redeemed	23,247,409
Investment securities purchased	1,167,691
Amounts owed to affiliates	893,809
Accrued expenses	97,257

Total liabilities	25,406,166

Net Assets:

Paid-in capital	1,157,221,308
Accumulated undistributed net investment income	1,795,970
Accumulated net realized loss from investment transactions	(110,819,778)
Net unrealized gain on investments	131,188,164

NET ASSETS	$1,179,385,664

Net Assets:
Institutional	$507,146,449
Service	672,239,215

Total Net Assets	$1,179,385,664

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	49,534,663
Service	65,714,481

Net asset value, offering and redemption price per share:
Institutional	10.24
Service	10.23

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2010

Investment income:

Dividends	$17,955,599
Securities lending income — affiliated issuer	6,110

Total investment income	17,961,709

Expenses:

Management fees	7,366,601
Distribution and Service fees — Service Class	1,258,319
Transfer Agent fees(a)	196,992
Printing and mailing costs	148,937
Professional fees	75,186
Custody and accounting fees	62,625
Trustee fees	16,748
Other	30,600

Total expenses	9,156,008

NET INVESTMENT INCOME	8,805,701

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $17,852)	61,352,448
Securities lending reinvestment vehicle transactions — affiliated issuer	5,417
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	51,694,335
Securities lending reinvestment vehicle — affiliated issuer	(18,174)

Net realized and unrealized gain from investment transactions	113,034,026

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,839,727

(a)	Institutional and Service Shares had Transfer Agent fees of $96,334 and $100,658, respectively.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2010	December 31, 2009

From operations:

Net investment income	$8,805,701	$12,981,115
Net realized gain (loss) from investment transactions	61,357,865	(99,361,706)
Net change in unrealized gain on investments	51,676,161	221,989,424

Net increase in net assets resulting from operations	121,839,727	135,608,833

Distributions to shareholders:

From net investment income
Institutional Shares	(3,935,813)	(7,802,114)
Service Shares	(3,969,754)	(5,684,192)

Total distributions to shareholders	(7,905,567)	(13,486,306)

From share transactions:

Proceeds from sales of shares	355,441,232	407,132,916
Reinvestment of distributions	7,905,567	13,486,306
Cost of shares redeemed	(176,911,161)	(120,763,642)

Net increase in net assets resulting from share transactions	186,435,638	299,855,580

TOTAL INCREASE	300,369,798	421,978,107

Net assets:

Beginning of year	879,015,866	457,037,759

End of year	$1,179,385,664	$879,015,866

Accumulated undistributed net investment income	$1,795,970	$2,314,488

The accompanying notes are an integral part of these financial statements.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders										Ratio of
				Net								Ratio of		Ratio of		net
	Net asset			realized			From		Net asset		Net assets,	net		total		investment
	value,	Net		and	Total from	From net	net		value,		end of	expenses		expenses		income to		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		average		turnover
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - Institutional	$9.28	$0.10		$0.94	$1.04	$(0.08)	$—	$(0.08)	$10.24	11.20%	$507,146	0.80%		0.80%		1.02%		95%
2010 - Service	9.28	0.07		0.94	1.01	(0.06)	—	(0.06)	10.23	10.89	672,239	1.05		1.05		0.78		95

2009 - Institutional	7.97	0.18	(c)	1.28	1.46	(0.15)	—	(0.15)	9.28	18.32	487,962	0.81		0.81		2.18	(c)	84
2009 - Service	7.98	0.16	(c)	1.28	1.44	(0.14)	—	(0.14)	9.28	17.87	391,053	1.06		1.06		1.92	(c)	84

2008 - Institutional	12.53	0.25		(4.59)	(4.34)	(0.22)	— (d)	(0.22)	7.97	(34.45)	389,838	0.81		0.81		2.36		69
2008 - Service	12.52	0.19		(4.51)	(4.32)	(0.22)	— (d)	(0.22)	7.98	(34.32)	67,200	1.06		1.06		2.15		69

2007 - Institutional	13.91	0.25		(0.03)	0.22	(0.26)	(1.34)	(1.60)	12.53	1.49	571,883	0.85		0.85		1.75		79
2007 - Service (Commenced July 24, 2007)	14.71	0.15		(0.74)	(0.59)	(0.26)	(1.34)	(1.60)	12.52	(4.02)	90	0.94	(e)	1.09	(e)	3.11	(e)	79

2006 - Institutional	11.97	0.28		2.43	2.71	(0.23)	(0.54)	(0.77)	13.91	22.63	432,016	0.86		0.87		2.15		52

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.24% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.
Effective April 30, 2010, the Fund’s name was changed from the Goldman Sachs Growth and Income Fund to the Goldman Sachs Large Cap Value Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3. FAIR VALUE OF INVESTMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2010:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,161,631,383	$—	$—
Short-term Investment	37,319,215	—	—

Total	$1,198,950,598	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2010, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee computed daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 30, 2011, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2010, GSAM did not make any reimbursements to the Fund.
As of December 31, 2010, amounts owed to affiliates were approximately $733,700, $140,300 and $19,800 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2010, Goldman Sachs earned approximately $73,600 in brokerage commissions from portfolio transactions on behalf of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2010, were $1,088,309,179 and $903,318,393, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. Effective May 26, 2010, the Fund no longer participated in the securities lending program. During its participation in this securities lending program, and in accordance with the Fund’s securities lending procedures, the Fund received cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities was determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they were traded, and any additional required collateral was delivered to the Fund on the next business day.
The Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and was managed by GSAM, for which GSAM may have received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $310, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2010, GSAL earned $668 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the fiscal year ended December 31, 2010 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Year	Shares Bought	Shares Sold	End of Year	of Year

18,298	24,498	(42,796)	—	$—

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2010 was as follows:

	2009	2010

Distributions paid from ordinary income	$13,486,306	$7,905,567

As of December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,795,970

Capital loss carryforward:(1)
Expiring 2016	$(1,262,514)
Expiring 2017	(99,804,144)

Total capital loss carryforward	$(101,066,658)

Unrealized gain — net	121,435,044

Total accumulated gains — net	$22,164,356

(1)	Expiration occurs on December 31 of the year indicated. The Fund utilized $58,774,003 of capital losses in the current fiscal year.

As of December 31, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$1,077,515,554

Gross unrealized gain	131,207,086
Gross unrealized loss	(9,772,042)

Net unrealized security gain	$121,435,044

The difference between GAAP-basis and tax-basis unrealized gains (losses) are attributable to wash sales.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $1,418,652 and $244,277 from accumulated undistributed net investment income and paid-in capital, respectively, to accumulated net realized loss from investment transactions. These reclassifications have no impact on the net asset value of the Fund and result primarily from the difference in the tax treatment of partnership investments.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.
Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2010

8. OTHER RISKS (continued)

may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	7,156,994	$65,134,638	12,672,731	$99,803,020
Reinvestment of distributions	386,622	3,935,813	838,937	7,802,114
Shares redeemed	(10,612,256)	(100,508,688)	(9,817,931)	(79,470,562)

	(3,068,640)	(31,438,237)	3,693,737	28,134,572

Service Shares
Shares sold	31,182,290	290,306,594	38,032,724	307,329,896
Reinvestment of distributions	390,340	3,969,754	610,547	5,684,192
Shares redeemed	(8,012,106)	(76,402,473)	(4,906,729)	(41,293,080)

	23,560,524	217,873,875	33,736,542	271,721,008

NET INCREASE	20,491,884	$186,435,638	37,430,279	$299,855,580

 20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund (formerly Goldman Sachs Growth and Income Fund, the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers, and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2011

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses
			Paid for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	7/01/10	12/31/10	12/31/10*
Institutional
Actual	$1,000	$1,212.60	$4.46
Hypothetical 5% return	1,000	1,021.17 +	4.08

Service
Actual	1,000	1,210.60	5.85
Hypothetical 5% return	1,000	1,019.91 +	5.35

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.80% and 1.05% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Credit Strategies Fund. As of December 31, 2010, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 77 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Officers of the Trust* (Unaudited)

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2010, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Large Cap Value Fund qualify for the dividends received deduction available to corporations.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso* James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel *Effective August 19, 2010	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2011 Goldman Sachs. All rights reserved.

VITLCVAR11/47817.MF.MED.TMPL/2/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Structured U.S. Equity Fund

Annual Report
December 31, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured U.S. Equity Fund invests in a broadly diversified portfolio of U.S. equity investments. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

The Fund may invest in securities of foreign issuers that are traded in the United States, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the performance of Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Structured U.S. Equity Fund (the “Fund”) and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 12.84% and 12.60%, respectively. These returns compare to the 15.06% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities began 2010 with their strongest annual start in over a decade, despite a lack of conviction from underlying economic data. While housing and labor data remained mixed, investors opted to view this, in combination with statements from the Federal Reserve Board (the Fed), as supportive of ongoing accommodative monetary policy. Further, increasing levels of corporate cash, high productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits. Investor sentiment turned sharply in late April, and the U.S. equity market broke a four-quarter winning streak with a sharp drop in the second quarter that erased modest gains from the previous quarter and sent most major equity indices into negative territory for the first half of the Reporting Period. The equity markets reflected investor angst regarding the health of Europe’s financial system and the potential that the continent’s sovereign debt dilemma could spark another financial crisis. At the same time, investors became increasingly concerned about growing evidence that the global economy might be losing steam. Indeed, U.S. markets were doused with a number of disappointing economic readings at the end of June. Adding pressure were China’s attempts to cool its nation’s property market along with a decline in Chinese leading economic indicators that fueled fears of slowing global demand.

In the third quarter, U.S. equities roared back. The quarter featured strong corporate earnings announcements as well as news that the U.S. had officially come out of its economic recession in June. Still, concerns remained about the pace of the recovery, evidenced by the Fed’s signaling a willingness to take further action if necessary. U.S. equities indices, for example, S&P 500 capped 2010 on a note of optimism. Positive data points from December included robust retail sales figures and strong increases in purchasing and manufacturing surveys.

During the Reporting Period as a whole, the S&P 500 Index, representing the U.S. large-cap equity market, advanced 15.06%. All ten sectors in the S&P 500 Index were up, with eight of the ten generating double-digit gains. Overall, economically-sensitive, cyclical stocks led returns, as investors focused on the strong growth and demand from outside the developed markets. In turn, the consumer discretionary sector, particularly auto stocks, and the industrials and materials sectors gained the most ground. The consumer discretionary sector was also the biggest contributor (weight times total return) to S&P 500 Index returns. Conversely, on the basis of both impact and total return, the more traditionally defensive sectors, including health care and utilities, were weakest, though each still generated gains. Notably, the U.S. equity market outpaced the developed international equity markets, as investors gained confidence in the U.S. economic recovery. U.S. markets also reflected confidence in continued accommodative monetary and fiscal policy, most recently evidenced by the extension of tax cuts.

While all capitalization segments of the U.S. equity market advanced during the Reporting Period, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed closely behind by mid-cap stocks, as measured by the Russell Midcap® Index. Large-cap stocks, as measured by the Russell 1000® Index, trailed, though still posted double-digit returns. Large-cap stocks were least successful relative to small-cap stocks in the information technology sector. Due primarily to the strong performance of the consumer discretionary sector, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

What key factors were responsible for the Fund’s performance during the 12-month Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes (Valuation, Profitability, Quality, Management, Momentum and Sentiment — ) had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is believed to be a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed the S&P 500 Index during the Reporting Period, with the Fund’s Momentum theme detracting the most, followed by Profitability and Sentiment. The Momentum theme seeks to predict drifts in stock prices caused by under-reaction to company specific information. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The Valuation theme was the best performing theme, followed by Management and Quality, which also contributed positively to the Fund’s returns relative to the S&P 500 Index. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500 Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the S&P 500 Index. During the Reporting Period, stock selection overall detracted from the Fund’s relative performance.

Stock selection in the financials, industrials and materials sectors made the biggest positive contribution to the Fund’s results relative to the S&P 500 Index. However, more than offsetting these positives was stock selection in the information technology, consumer staples and health care sectors, which detracted most from the Fund’s results relative to the S&P 500 Index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in discount retail apparel store operator Ross Stores, integrated oil company ConocoPhillips and web-based search engine giant Google. We chose to overweight Ross Stores because of our positive view on Profitability. We chose to overweight ConocoPhillips based on our positive views on Profitability and Valuation. The overweight in Google was the result of our positive views on Profitability and Management.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the S&P 500 Index were an underweight position in information technology giant Apple* and overweight positions in software manufacturing behemoth Microsoft and disc drive manufacturer Seagate Technology*. Our negative views on Quality and Momentum led us to underweight Apple. Our positive views on Momentum and Profitability led us to overweight Microsoft. The Fund had an overweighted position in Seagate Technology because of our positive view on Profitability.

* Position no longer held by the Fund.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

How did the Fund use derivatives during the Reporting Period?

We utilized equity index futures in the Fund during the Reporting Period to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. Accordingly, we continued our extensive ongoing research process but did not implement any significant model enhancements during the first quarter of 2010. During the second quarter, we continued to improve our factor timing within the Momentum theme. During the third quarter, we implemented several enhancements to our U.S. equity models. First, we introduced a signal within the Profitability theme that seeks to gain exposure to companies that have an attractive product mix across regions. We also added a new signal to the Momentum theme to add to our existing cross-stock signals that are based on customer/supplier relationships and industry classifications. The new signal helps link economically-related companies, which are identified using a composite of sources including regulatory filings, corporate disclosures and information from strategic alliances. We believe these enhancements will further add value to our process over time.

During the fourth quarter of 2010, we implemented two major enhancements to our U.S. stock selection model and process. First, we made an improvement to our quantitative portfolio construction methodology that we believe will enable us to tailor the portfolio’s trading to reflect the diverse spectrum of signal speeds or the rate at which stock selection process elements are transmitted. Selecting appropriate implementation speeds for each signal should improve overall net performance. As a result, we believe exposures to virtually all signals should improve. Second, we implemented a significant enhancement, diversifying our factor set by adding new signals across our investment themes. These signals tend to overweight stocks with four general features — strong and stable growth prospects, lower risk of financial distress, inexpensive, and attractive buyout opportunities. We believe these enhancements will further add value to our process over different parts of an economic cycle. They also incorporate tactical elements to time opportunities across and within sectors over time.

What was the Fund’s sector positioning relative to the S&P 500 Index at the end of the Reporting Period?

As of December 31, 2010, the Fund was overweight the consumer discretionary, information technology, energy, health care and materials sectors relative to the S&P 500 Index. The Fund was underweight utilities, consumer staples, financials, industrials and telecommunication services compared to the S&P 500 Index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. Our focus will remain on companies with increasingly strong fundamentals, good profitability, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long run. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

 4

FUND BASICS

Structured U.S. Equity Fund
as of December 31, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	12.84%	-0.89%	0.42%	2.32%	02/13/98
Service	12.60	N/A	N/A	-1.66	01/09/06

1 The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.64%	0.70%
Service	0.85	0.95

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

5

FUND BASICS

Portfolio Composition

TOP TEN HOLDINGS AS OF 12/31/103

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.3%	Software & Services
Exxon Mobil Corp.	3.7	Energy
Eli Lilly & Co.	3.0	Pharmaceuticals, Biotechnology & Life Sciences
Lorillard, Inc.	2.9	Food, Beverage & Tobacco
Chevron Corp.	2.6	Energy
Google, Inc. Class A	2.4	Software & Services
AT&T, Inc.	2.2	Telecommunication Services
Pfizer, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
ConocoPhillips	2.1	Energy
Accenture PLC Class A	2.1	Software & Services

3 The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2010. Short-term investments represent investments in investment companies other than those that are exchange traded.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Performance Summary

December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced February 13, 1998)	12.84%	−0.89%	0.42%	2.32%
Service (Commenced January 9, 2006)	12.60%	N/A	N/A	−1.66%

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 97.7%

Automobiles & Components – 1.4%
10,868	Autoliv, Inc.	$857,920
67,271	Johnson Controls, Inc.	2,569,752
48,625	TRW Automotive Holdings Corp.*	2,562,538

		5,990,210

Banks – 2.5%
17,565	Hudson City Bancorp, Inc.	223,778
14,470	PNC Financial Services Group, Inc.	878,618
97,416	U.S. Bancorp	2,627,310
227,431	Wells Fargo & Co.	7,048,087

		10,777,793

Capital Goods – 8.0%
20,432	AGCO Corp.*	1,035,085
8,369	CNH Global NV*	399,536
21,198	Cummins, Inc.	2,331,992
23,869	Eaton Corp.	2,422,942
63,338	Emerson Electric Co.	3,621,033
2,980	General Cable Corp.*	104,568
323,175	General Electric Co.	5,910,871
54,013	Honeywell International, Inc.	2,871,331
3,752	MSC Industrial Direct Co., Inc. Class A	242,717
79,943	Northrop Grumman Corp.	5,178,708
48,783	Oshkosh Corp.*	1,719,113
3,598	Parker Hannifin Corp.	310,507
9,355	Rockwell Automation, Inc.	670,847
2,999	Rockwell Collins, Inc.	174,722
16,897	Textron, Inc.	399,445
27,753	The Boeing Co.	1,811,161
18,852	Timken Co.	899,806
47,216	Toro Co.	2,910,394
11,628	United Technologies Corp.	915,356
2,150	URS Corp.*	89,462
1,956	W.W. Grainger, Inc.	270,143

		34,289,739

Commercial & Professional Services – 0.3%
2,528	Copart, Inc.*	94,421
21,388	Manpower, Inc.	1,342,311

		1,436,732

Consumer Durables & Apparel – 1.1%
4,178	Coach, Inc.	231,085
4,719	Fossil, Inc.*	332,595
39,549	Harman International Industries, Inc.*	1,831,119
3,898	Leggett & Platt, Inc.	88,719
25,444	Mohawk Industries, Inc.*	1,444,201
8,528	NIKE, Inc. Class B	728,462

		4,656,181

Consumer Services – 2.1%
69,543	Carnival Corp.	3,206,628
1,435	Chipotle Mexican Grill, Inc. Class A*	305,167
9,672	McDonald’s Corp.	742,423
142,662	Starbucks Corp.	4,583,730
1,961	Wynn Resorts Ltd.	203,630

		9,041,578

Diversified Financials – 6.3%
244,641	Bank of America Corp.	3,263,511
80,609	Capital One Financial Corp.	3,430,719
484,904	Citigroup, Inc.*	2,293,596
2,438	CME Group, Inc.	784,426
15,939	Franklin Resources, Inc.	1,772,576
206,504	JPMorgan Chase & Co.	8,759,900
2,839	Leucadia National Corp.	82,842
57,664	Morgan Stanley	1,569,037
85,343	SEI Investments Co.	2,030,310
106,004	The Bank of New York Mellon Corp.	3,201,321

		27,188,238

Energy – 12.0%
121,468	Chevron Corp.	11,083,955
10,132	Cimarex Energy Co.	896,986
135,497	ConocoPhillips	9,227,346
2,475	Core Laboratories NV	220,399
54,391	Devon Energy Corp.	4,270,237
13,688	Exterran Holdings, Inc.*	327,827
220,330	Exxon Mobil Corp.	16,110,530
13,746	Hess Corp.	1,052,119
1,314	Oceaneering International, Inc.*	96,750
6,133	Oil States International, Inc.*	393,064
3,765	Patterson-UTI Energy, Inc.	81,136
15,056	Schlumberger Ltd.	1,257,176
20,905	Sunoco, Inc.	842,680
25,040	Tesoro Corp.*	464,242
238,395	Valero Energy Corp.	5,511,692

		51,836,139

Food & Staples Retailing – 1.6%
33,297	Costco Wholesale Corp.	2,404,376
84,141	Wal-Mart Stores, Inc.	4,537,724

		6,942,100

Food, Beverage & Tobacco – 5.9%
146,336	Archer-Daniels-Midland Co.	4,401,787
3,931	Corn Products International, Inc.	180,826
11,964	Dean Foods Co.*	105,762
8,864	Dr. Pepper Snapple Group, Inc.	311,658
18,515	Hansen Natural Corp.*	967,964
1,605	Hormel Foods Corp.	82,272
150,674	Lorillard, Inc.	12,364,309
5,737	Molson Coors Brewing Co. Class B	287,940
15,363	Philip Morris International, Inc.	899,196
4,631	Smithfield Foods, Inc.*	95,538
46,032	The Coca-Cola Co.	3,027,525
155,542	Tyson Foods, Inc. Class A	2,678,433

		25,403,210

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Services – 2.7%
198,599	Boston Scientific Corp.*	$1,503,395
74,626	Cardinal Health, Inc.	2,858,922
72,112	CareFusion Corp.*	1,853,278
17,541	Humana, Inc.*	960,194
2,445	LifePoint Hospitals, Inc.*	89,854
2,098	SXC Health Solutions Corp.*	89,920
52,954	UnitedHealth Group, Inc.	1,912,169
43,901	WellPoint, Inc.*	2,496,211

		11,763,943

Household & Personal Products – 2.4%
16,755	Colgate-Palmolive Co.	1,346,599
7,007	Herbalife Ltd.	479,069
128,678	The Procter & Gamble Co.	8,277,856

		10,103,524

Insurance – 3.1%
3,747	ACE Ltd.	233,251
1,421	Allied World Assurance Co. Holdings Ltd.	84,464
4,513	Aspen Insurance Holdings Ltd.	129,162
19,341	Berkshire Hathaway, Inc. Class B*	1,549,408
8,162	Everest Re Group Ltd.	692,301
51,618	Loews Corp.	2,008,456
65,701	MetLife, Inc.	2,919,752
10,529	The Travelers Companies, Inc.	586,571
209,546	Unum Group	5,075,204

		13,278,569

Materials – 3.8%
14,227	Ashland, Inc.	723,585
7,933	Domtar Corp.	602,273
8,024	E.I. du Pont de Nemours & Co.	400,237
19,508	Eastman Chemical Co.	1,640,233
3,303	Freeport-McMoRan Copper & Gold, Inc.	396,657
60,070	Huntsman Corp.	937,693
17,782	Monsanto Co.	1,238,339
93,393	Newmont Mining Corp.	5,737,132
1,603	Sigma-Aldrich Corp.	106,696
44,511	Southern Copper Corp.	2,169,466
13,690	The Scotts Miracle-Gro Co. Class A	695,041
11,491	The Sherwin-Williams Co.	962,371
10,302	Titanium Metals Corp.*	176,988
4,257	Walter Energy, Inc.	544,215

		16,330,926

Media – 3.4%
94,571	Comcast Corp. Class A	2,077,725
125,478	Comcast Corp. Special A Shares	2,611,197
180,828	DISH Network Corp. Class A*	3,555,079
64,638	News Corp. Class A	941,129
169,526	Time Warner, Inc.	5,453,651

		14,638,781

Pharmaceuticals, Biotechnology & Life Sciences – 8.2%
112,743	Amgen, Inc.*	6,189,591
20,985	Celgene Corp.*	1,241,053
4,739	Cephalon, Inc.*	292,491
367,171	Eli Lilly & Co.	12,865,672
2,332	Endo Pharmaceuticals Holdings, Inc.*	83,276
78,057	Gilead Sciences, Inc.*	2,828,786
29,469	Johnson & Johnson	1,822,657
34,583	King Pharmaceuticals, Inc.*	485,891
533,630	Pfizer, Inc.	9,343,861

		35,153,278

Real Estate – 3.3%
25,668	Annaly Capital Management, Inc. (REIT)	459,971
8,152	AvalonBay Communities, Inc. (REIT)	917,508
6,558	Plum Creek Timber Co., Inc. (REIT)	245,597
12,124	Public Storage, Inc. (REIT)	1,229,616
65,818	Rayonier, Inc. (REIT)	3,456,761
79,007	Simon Property Group, Inc. (REIT)	7,860,406
1,767	The Howard Hughes Corp.*	96,160

		14,266,019

Retailing – 3.2%
14,127	Advance Auto Parts, Inc.	934,501
29,832	Amazon.com, Inc.*	5,369,760
23,414	AutoNation, Inc.*(a)	660,275
777	AutoZone, Inc.*	211,802
3,850	Dollar Tree, Inc.*	215,908
40,682	Expedia, Inc.	1,020,711
1,796	Family Dollar Stores, Inc.	89,279
47,552	Limited Brands, Inc.	1,461,273
1,335	Netflix, Inc.*	234,559
2,090	O’Reilly Automotive, Inc.*	126,278
8,638	PetSmart, Inc.	343,965
33,698	Ross Stores, Inc.	2,131,399
23,270	Urban Outfitters, Inc.*	833,299

		13,633,009

Semiconductors & Semiconductor Equipment – 2.7%
352,162	Intel Corp.	7,405,967
50,781	Marvell Technology Group Ltd.*	941,988
173,218	Micron Technology, Inc.*	1,389,208
53,596	Texas Instruments, Inc.	1,741,870

		11,479,033

Software & Services – 10.8%
185,516	Accenture PLC Class A	8,995,671
12,086	eBay, Inc.*	336,353
17,426	Google, Inc. Class A*	10,350,521
1,605	International Business Machines Corp.	235,550
667,174	Microsoft Corp.	18,627,498
171,223	Oracle Corp.	5,359,280

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)

1,675	Salesforce.com, Inc.*	$221,100
63,534	Symantec Corp.*	1,063,559
25,024	Teradata Corp.*	1,029,988
10,216	VeriSign, Inc.	333,757

		46,553,277

Technology Hardware & Equipment – 5.3%
261,280	Cisco Systems, Inc.*	5,285,694
309,803	Dell, Inc.*	4,197,831
52,373	EMC Corp.*	1,199,342
90,817	Flextronics International Ltd.*	712,913
42,527	Hewlett-Packard Co.	1,790,387
135,734	Ingram Micro, Inc. Class A*	2,591,162
2,545	Lexmark International, Inc. Class A*	88,617
188,337	Motorola, Inc.*	1,708,216
36,894	NetApp, Inc.*	2,027,694
40,185	QLogic Corp.*	683,949
12,486	SanDisk Corp.*	622,552
69,450	Tellabs, Inc.	470,871
76,678	Vishay Intertechnology, Inc.*	1,125,633
15,621	Western Digital Corp.*	529,552

		23,034,413

Telecommunication Services – 2.9%
320,722	AT&T, Inc.(b)	9,422,813
412,684	Sprint Nextel Corp.*	1,745,653
42,263	Verizon Communications, Inc.	1,512,170

		12,680,636

Transportation – 2.0%
6,809	FedEx Corp.	633,305
111,919	United Parcel Service, Inc. Class B	8,123,081

		8,756,386

Utilities – 2.7%
5,998	Consolidated Edison, Inc.	297,321
35,126	Dominion Resources, Inc.	1,500,583
259,042	Duke Energy Corp.	4,613,538
2,156	Entergy Corp.	152,709
44,461	Exelon Corp.	1,851,356
41,280	Integrys Energy Group, Inc.	2,002,493
18,810	NiSource, Inc.	331,432
15,801	Sempra Energy	829,237

		11,578,669

TOTAL COMMON STOCKS
(Cost $349,131,984)		$420,812,383

Shares	Rate	Value

Short-term Investment(c) – 2.5%

JPMorgan U.S. Government Money Market Fund – Capital Shares
10,822,561	0.043%	$10,822,561
(Cost $10,822,561)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $359,954,545)		$431,634,944

Securities Lending Reinvestment Vehicle(c)(d) – 0.1%

Goldman Sachs Financial Square Money Market Fund – FST Shares
643,500	0.140%	$643,500
(Cost $643,500)

TOTAL INVESTMENTS – 100.3%
(Cost $360,598,045)		$432,278,444

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,158,804)

NET ASSETS – 100.0%		$431,119,640

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	127	March 2011	$7,956,550	$102,330

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities
December 31, 2010

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $359,954,545)(a)	$431,634,944
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $643,500)	643,500
Receivables:
Investment securities sold	4,282,233
Dividends	180,234
Fund shares sold	52,907
Reimbursement from investment adviser	28,080

Total assets	436,821,898

Liabilities:

Payables:
Investment securities purchased	3,168,705
Fund shares redeemed	951,782
Payable upon return of securities loaned	643,500
Amounts owed to affiliates	252,541
Due to broker — variation margin	9,525
Accrued expenses and other liabilities	676,205

Total liabilities	5,702,258

Net Assets:

Paid-in capital	602,571,194
Accumulated undistributed net investment income	409,488
Accumulated net realized loss from investment and futures transactions	(243,643,771)
Net unrealized gain on investments and futures	71,782,729

NET ASSETS	$431,119,640

Net Assets:
Institutional	$319,948,488
Service	111,171,152

Total Net Assets	$431,119,640

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	30,275,516
Service	10,507,103

Net asset value, offering and redemption price per share:
Institutional	$10.57
Service	10.58

(a)	Includes loaned securities having a market value of $620,400.

The accompanying notes are an integral part of these financial statements.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2010

Investment income:

Dividends	$8,944,214
Securities lending income — affiliated issuer	6,821

Total investment income	8,951,035

Expenses:

Management fees	2,647,044
Distribution and Service fees — Service Class	269,520
Printing and mailing costs	100,293
Transfer Agent fees(a)	85,381
Professional fees	79,604
Custody and accounting fees	51,664
Trustee fees	14,899
Other	17,253

Total expenses	3,265,658

Less — expense reductions	(289,762)

Net expenses	2,975,896

NET INVESTMENT INCOME	5,975,139

Realized and unrealized gain (loss) from investment and futures transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers	20,339,843
Securities lending reinvestment vehicle transactions — affiliated issuer	33,557
Futures transactions	791,768
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	23,586,219
Securities lending reinvestment vehicle — affiliated issuer	(33,610)
Futures	85,295

Net realized and unrealized gain from investment and futures transactions	44,803,072

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,778,211

(a)	Institutional and Service Shares had Transfer Agent fees of $63,821 and $21,560, respectively.

The accompanying notes are an integral part of these financial statements.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2010	December 31, 2009

From operations:

Net investment income	$5,975,139	$7,195,849
Net realized gain (loss) from investment and futures transactions	21,165,168	(75,374,280)
Net change in unrealized gain on investments and futures	23,637,904	148,918,901

Net increase in net assets resulting from operations	50,778,211	80,740,470

Distributions to shareholders:

From net investment income
Institutional Shares	(4,505,171)	(6,370,564)
Service Shares	(1,334,105)	(1,887,246)

Total distributions to shareholders	(5,839,276)	(8,257,810)

From share transactions:

Proceeds from sales of shares	8,446,580	10,818,239
Reinvestment of distributions	5,839,276	8,257,810
Cost of shares redeemed	(81,171,074)	(89,222,749)

Net decrease in net assets resulting from share transactions	(66,885,218)	(70,146,700)

TOTAL INCREASE (DECREASE)	(21,946,283)	2,335,960

Net assets:

Beginning of year	453,065,923	450,729,963

End of year	$431,119,640	$453,065,923

Accumulated undistributed net investment income	$409,488	$273,625

The accompanying notes are an integral part of these financial statements.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations													Ratio of
			Net		Distributions to shareholders								Ratio of		net
	Net asset		realized			From		Net asset		Net assets,	Ratio of		total		investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		expenses		income to		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		average		turnover
Year – Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - Institutional	$9.50	$0.14	$1.08	$1.22	$(0.15)	$—	$(0.15)	$10.57	12.84%	$319,948	0.64%		0.70%		1.45%		38%
2010 - Service	9.51	0.12	1.08	1.20	(0.13)	—	(0.13)	10.58	12.60	111,171	0.85		0.95		1.25		38

2009 - Institutional	7.99	0.15	1.54	1.69	(0.18)	—	(0.18)	9.50	21.15	340,536	0.68		0.72		1.75		136
2009 - Service	8.00	0.13	1.54	1.67	(0.16)	—	(0.16)	9.51	20.89	112,530	0.89		0.97		1.53		136

2008 - Institutional	13.16	0.17	(5.06)	(4.89)	(0.18)	(0.10)	(0.28)	7.99	(36.92)	344,144	0.71		0.72		1.53		110
2008 - Service	13.16	0.14	(5.04)	(4.90)	(0.16)	(0.10)	(0.26)	8.00	(37.05)	106,586	0.92		0.97		1.34		110

2007 - Institutional	14.67	0.15	(0.37)	(0.22)	(0.16)	(1.13)	(1.29)	13.16	(1.63)	752,148	0.71	(c)	0.72	(c)	1.02	(c)	125
2007 - Service	14.67	0.14	(0.37)	(0.23)	(0.15)	(1.13)	(1.28)	13.16	(1.72)	205,997	0.79	(c)	0.97	(c)	0.94	(c)	125

2006 - Institutional	13.13	0.14	1.55	1.69	(0.15)	—	(0.15)	14.67	12.89	910,345	0.72		0.72		1.01		99
2006 - Service (Commenced January 9, 2006)	13.54	0.13	1.14	1.27	(0.14)	—	(0.14)	14.67	9.38	261,814	0.80	(d)	0.97	(d)	0.92	(d)	99

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2010

3. FAIR VALUE OF INVESTMENTS (continued)

priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2010:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$420,812,383	$—	$—
Securities Lending Reinvestment Vehicle	643,500	—	—
Short-term Investment	10,822,561	—	—
Derivatives	102,330	—	—

Total	$432,380,774	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2010, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee computed daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through at least April 30, 2011, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2010, Goldman Sachs waived approximately $43,100 in distribution and service fees for the Fund’s Services Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursement will remain in place through at least April 30, 2011, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2010, GSAM reimbursed approximately $246,700 to the Fund.
As of December 31, 2010, amounts owed to affiliates were approximately $225,600, $19,600 and $7,300 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2010, Goldman Sachs earned approximately $2,500 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2010

5. INVESTMENTS IN DERIVATIVES (continued)

During the fiscal year ended December 31, 2010, the Fund entered into futures contracts with respect to a representative index to seek to increase total return. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2010. The value in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore is not representative of the Fund’s net exposure.

Statement of
Assets and Liabilities
Risk	Location	Assets

Equity	Due from broker — variation margin	$102,330(a	)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2010. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$791,768	$85,295	139

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2010, were $157,186,576 and $224,041,777, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
Effective December 29, 2010, the Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund. Prior to December 29, 2010, the Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

7. SECURITIES LENDING (continued)

Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and managed by GSAM, for which GSAM received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $1,052, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2010, GSAL earned $747 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Enhanced Portfolio II and Money Market Fund for the fiscal year ended December 31, 2010 (in thousands):

	Number of			Number of
	Shares Held			Shares Held	Value at End
Fund	Beginning of Year	Shares Bought	Shares Sold	End of Year	of Year

Enhanced Portfolio II	33,609	12,720	(46,329)	—	$—

Money Market Fund	—	644	—	644	644

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2010 was as follows:

	2009	2010

Distributions paid from ordinary income	$8,257,810	$5,839,276

As of December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$409,488

Capital loss carryforward:(1)
Expiring 2016	(100,034,314)
Expiring 2017	(139,998,215)

Total capital loss carryforward	$(240,032,529)

Unrealized gains — net	68,171,487

Total accumulated losses — net	$(171,451,554)

(1)	Expiration occurs on December 31 of the year indicated. The Fund had capital loss carryforwards of $11,031,812 and $20,707,504 that were expired and utilized, respectively, in the current fiscal year.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2010

8. TAX INFORMATION (continued)

As of December 31, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$364,106,957

Gross unrealized gain	72,620,115
Gross unrealized loss	(4,448,628)

Net unrealized security gain	$68,171,487

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $11,031,812 from paid-in capital to accumulated net realized loss from investment transactions. These reclassifications have no impact on the net asset value of the Fund and result from expired capital loss carryforwards.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	635,836	$5,898,249	882,949	$6,944,789
Reinvestment of distributions	426,626	4,505,171	668,475	6,370,564
Shares redeemed	(6,622,266)	(64,503,333)	(8,810,469)	(71,712,860)

	(5,559,804)	(54,099,913)	(7,259,045)	(58,397,507)

Service Shares
Shares sold	264,407	2,548,331	473,655	3,873,450
Reinvestment of distributions	126,097	1,334,105	197,825	1,887,246
Shares redeemed	(1,710,786)	(16,667,741)	(2,171,765)	(17,509,889)

	(1,320,282)	(12,785,305)	(1,500,285)	(11,749,193)

NET DECREASE	(6,880,086)	$(66,885,218)	(8,759,330)	$(70,146,700)

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured U.S. Equity Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers, and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2011

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/10	12/31/10		12/31/10*
Institutional
Actual	$1,000	$1,221.00		$3.58
Hypothetical 5% return	1,000	1,021.98	+	3.26

Service
Actual	1,000	1,219.60		4.76
Hypothetical 5% return	1,000	1,020.92	+	4.33

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Credit Strategies Fund. As of December 31, 2010, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 77 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2010, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Structured U.S. Equity Fund qualify for the dividends received deduction available to corporations.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso* James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel *Effective August 19, 2010	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

© 2011 Goldman Sachs. All rights reserved.

VITSTRUSAR11/47826.MF.MED.TMPL/2/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Structured Small Cap Equity Fund

Annual Report
December 31, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of small companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Fund may invest in securities of foreign issuers that are traded in the United States, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the performance of Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 30.12% and 29.86%, respectively. These returns compare to the 26.85% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities began 2010 with their strongest annual start in over a decade, despite a lack of conviction from underlying economic data. While housing and labor data remained mixed, investors opted to view this, in combination with statements from the Federal Reserve Board (the Fed), as supportive of ongoing accommodative monetary policy. Further, increasing levels of corporate cash, high productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits. Investor sentiment turned sharply in late April, and the U.S. equity market broke a four-quarter winning streak with a sharp drop in the second quarter that erased modest gains from the previous quarter and sent most major equity indices into negative territory for the first half of the Reporting Period. The equity markets reflected investor angst regarding the health of Europe’s financial system and the potential that the continent’s sovereign debt dilemma could spark another financial crisis. At the same time, investors became increasingly concerned about growing evidence that the global economy might be losing steam. Indeed, U.S. markets were doused with a number of disappointing economic readings at the end of June. Adding pressure were China’s attempts to cool its nation’s property market along with a decline in Chinese leading economic indicators that fueled fears of slowing global demand.

In the third quarter, U.S. equities roared back. The quarter featured strong corporate earnings announcements as well as news that the U.S. had officially come out of its economic recession in June. Still, concerns remained about the pace of the recovery, evidenced by the Fed’s signaling a willingness to take further action if necessary. U.S. equities indices, for example, S&P 500 capped 2010 on a note of optimism. Positive data points from December included robust retail sales figures and strong increases in purchasing and manufacturing surveys.

While all capitalization segments of the U.S. equity market advanced during the Reporting Period overall, the U.S. small-cap equity market, as measured by the Russell Index, performed best, followed closely behind by mid-cap stocks, as measured by the Russell Midcap® Index. Large-cap stocks, as measured by the Russell 1000® Index, trailed, though still posted double-digit returns. Large-cap stocks were least successful relative to small-cap stocks in the information technology sector. Within the U.S. small-cap equity segment, all sectors were up, but growth-oriented stocks outperformed value-oriented stocks during the Reporting Period. The Russell 2000® Growth Index returned 29.09% compared to the 24.50% return of the Russell 2000® Value Index. The Russell 2000® Growth Index has a heavier weighting in the consumer discretionary sector, which strongly outpaced the index average during the Reporting Period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is believed to be a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Overall, the Fund outperformed the Russell Index during the Reporting Period, with the Fund’s Management theme contributing the most positively to results, followed by Momentum and Valuation. The Quality theme also added value, albeit to a lesser extent. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Momentum theme seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

The Sentiment theme detracted from the Fund’s relative results during the Reporting Period, while the Profitability theme had a rather neutral impact on results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the Russell Index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the Russell Index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Stock selection in the energy, consumer discretionary and financials sectors made the biggest positive contribution to the Fund’s results relative to the Russell Index. Only partially offsetting these positives was stock selection in the industrials, health care and consumer staples sectors, which detracted most from the Fund’s results relative to the Russell Index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in transactional software provider VeriFone Systems, oilfield machinery and equipment services company Complete Production Services and semiconductor company Silicon Image. We chose to overweight VeriFone Systems because of our positive views on Momentum and Quality. The Fund was overweight Complete Production Services and Silicon Image due to our positive view on Quality.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were overweight positions in pharmaceutical services firm Pharmerica, passenger airline Allegiant Travel and footwear company Sketchers U.S.A. * Our positive views on Valuation and Profitability led us to overweight Pharmerica. The Fund had an overweighted position in Allegiant Travel because of our positive views on Profitability and Management. The Fund was overweight Skechers U.S.A. due to our positive views on Management and Momentum.

How did the Fund use derivatives during the Reporting Period?

We utilized equity index futures in the Fund during the Reporting Period to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. Accordingly, we continued our extensive ongoing research process but did not implement any significant model enhancements during the first quarter of 2010. During the second quarter, we continued to improve our factor timing within the Momentum theme. During the third quarter, we implemented several enhancements to our U.S. equity models. First, we introduced a signal within the Profitability theme that seeks to gain exposure to companies that have an attractive product mix across regions. We also added a new signal to the Momentum theme to add to our existing cross-stock signals that are based on customer/supplier relationships and industry classifications. The new signal helps link economically-related companies, which are identified using a composite

* Position no longer held by the Fund.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

of sources including regulatory filings, corporate disclosures and information from strategic alliances. We believe these enhancements will further add value to our process over time.

During the fourth quarter of 2010, we implemented two major enhancements to our U.S. stock selection model and process. First, we made an improvement to our quantitative portfolio construction methodology that we believe will enable us to tailor the portfolio’s trading to reflect the diverse spectrum of signal speeds or the rate at which stock selection process elements are transmitted. Selecting appropriate implementation speeds for each signal should improve overall net performance. As a result, we believe exposures to virtually all signals should improve. Second, we implemented a significant enhancement, diversifying our factor set by adding new signals across our investment themes. These signals tend to overweight stocks with four general features — strong and stable growth prospects, lower risk of financial distress, inexpensive, and attractive buyout opportunities. We believe these enhancements will further add value to our process over different parts of an economic cycle. They also incorporate tactical elements to time opportunities across and within sectors over time.

What was the Fund’s sector positioning relative to the Russell Index at the end of the Reporting Period?

As of December 31, 2010, the Fund was modestly overweight the consumer discretionary and consumer staples sectors relative to the Russell Index. The Fund was moderately underweight financials, utilities and industrials and health care compared to the Russell Index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. Our focus will remain on companies with increasingly strong fundamentals, good profitability, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long run. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

 4

FUND BASICS

Structured Small Cap Equity Fund
as of December 31, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	30.12%	0.55%	5.10%	4.60%	2/13/98
Service	29.86	N/A	N/A	0.69	8/31/07

1 The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.86%	1.02%
Service	1.11	1.27

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/103

Holding	% of Net Assets	Line of Business

Allegiant Travel Co.	2.0%	Transportation
Tesoro Corp.	1.6	Energy
VeriFone Systems, Inc.	1.4	Software & Services
Complete Production Services, Inc.	1.2	Energy
Rayonier, Inc.	1.2	Real Estate Investment Trust
Lattice Semiconductor Corp.	1.1	Semiconductors & Semiconductor Equipment
Nationwide Health Properties, Inc.	1.1	Real Estate Investment Trust
International Bancshares Corp.	1.0	Banks
Lancaster Colony Corp.	0.9	Food, Beverage & Tobacco
Polaris Industries, Inc.	0.9	Consumer Durables & Apparel

3 The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.9% of the Fund’s net assets at December 31, 2010. Short-term investments represent investments in investment companies other than those that are exchange traded.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Performance Summary
December 31, 2010

The following graph shows the value as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	30.12%	0.55%	5.10%	4.60%

Service (Commenced August 31, 2007)	29.86%	N/A	N/A	0.69%

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 97.1%

Automobiles & Components – 2.0%
22,229	American Axle & Manufacturing Holdings, Inc.*	$285,865
4,736	Amerigon, Inc.*	51,528
40,506	Dana Holding Corp.*	697,108
13,519	Modine Manufacturing Co.*	209,545
13,146	Spartan Motors, Inc.	80,059
13,479	Standard Motor Products, Inc.	184,662
22,346	Stoneridge, Inc.*	352,843
17,077	Superior Industries International, Inc.	362,374
7,973	TRW Automotive Holdings Corp.*	420,177

		2,644,161

Banks – 4.8%
3,894	1st Source Corp.	78,815
19,073	Astoria Financial Corp.	265,306
6,330	Banco Latinoamericano de Comercio Exterior SA Class E	116,852
4,778	Commerce Bancshares, Inc.	189,830
74,687	CVB Financial Corp.(a)	647,536
24,110	First Bancorp	369,124
6,132	First Bancorp, Inc.	96,824
11,406	First Financial Bancorp	210,783
12,553	First Interstate Bancsystem, Inc.	191,308
4,567	FirstMerit Corp.	90,381
5,555	FNB Corp.	54,550
38,007	Fulton Financial Corp.	392,992
3,265	Glacier Bancorp, Inc.	49,334
14,075	Great Southern Bancorp, Inc.	332,029
64,629	International Bancshares Corp.	1,294,519
14,386	Investors Bancorp, Inc.*	188,744
28,832	NewAlliance Bancshares, Inc.	431,903
3,893	Northfield Bancorp, Inc.	51,855
70,828	Popular, Inc.*	222,400
11,699	Renasant Corp.(a)	197,830
2,231	SVB Financial Group*	118,355
2,979	TCF Financial Corp.	44,119
19,977	Texas Capital Bancshares, Inc.*	424,911
50,591	Wilshire Bancorp, Inc.(a)	385,503

		6,445,803

Capital Goods – 7.5%
1,857	Alamo Group, Inc.	51,662
11,114	Albany International Corp. Class A	263,291
6,857	American Woodmark Corp.	168,271
5,369	Applied Industrial Technologies, Inc.	174,385
1,383	Armstrong World Industries, Inc.	59,469
5,325	ArvinMeritor, Inc.*	109,269
8,057	Astec Industries, Inc.*	261,127
2,507	Astronics Corp.*	52,647
1,658	Belden, Inc.	61,047
28,797	Briggs & Stratton Corp.	567,013
9,482	Ceradyne, Inc.*	298,967
4,177	Cubic Corp.	196,945
4,623	Ducommun, Inc.	100,689
8,338	Encore Wire Corp.	$209,117
7,773	EnPro Industries, Inc.*	323,046
2,829	Franklin Electric Co., Inc.	110,105
3,446	Generac Holdings, Inc.*	55,722
13,667	General Cable Corp.*	479,575
977	Hubbell, Inc. Class B	58,747
3,119	II-VI, Inc.*	144,597
14,762	Kadant, Inc.*	347,940
3,622	LMI Aerospace, Inc.*	57,916
43,981	LSI Industries, Inc.	372,079
8,267	Lydall, Inc.*	66,549
17,917	Miller Industries, Inc.	254,959
25,011	Mueller Industries, Inc.	817,860
8,408	NACCO Industries, Inc. Class A	911,175
8,325	Oshkosh Corp.*	293,373
1,755	Polypore International, Inc.*	71,481
2,702	Quanex Building Products Corp.	51,257
647	Regal-Beloit Corp.	43,194
7,062	Sauer-Danfoss, Inc.*	199,501
1,777	Simpson Manufacturing Co., Inc.	54,927
19,312	Tecumseh Products Co. Class A*	252,022
4,987	Tennant Co.	191,551
15,036	Toro Co.(b)	926,819
6,519	Tredegar Corp.	126,338
4,980	TriMas Corp.*	101,891
1,857	United Rentals, Inc.*	42,247
12,563	Universal Forest Products, Inc.	488,701
11,061	Vicor Corp.	181,400
6,945	Wabash National Corp.*	82,298
3,121	Watsco, Inc.	196,873
5,741	Woodward Governor Co.	215,632

		10,093,674

Commercial & Professional Services – 2.7%
6,580	Administaff, Inc.	192,794
17,398	CDI Corp.	323,429
577	Clean Harbors, Inc.*	48,514
1,500	Copart, Inc.*	56,025
23,393	HNI Corp.	729,862
48,423	Kelly Services, Inc. Class A*	910,352
30,916	Kforce, Inc.*	500,221
25,263	Kimball International, Inc. Class B	174,315
19,607	SFN Group, Inc.*	191,364
10,824	Steelcase, Inc. Class A	114,410
6,282	United Stationers, Inc.*	400,854

		3,642,140

Consumer Durables & Apparel – 3.6%
9,389	Blyth, Inc.	323,733
9,121	Columbia Sportswear Co.(a)	549,996
2,729	CSS Industries, Inc.	56,245
1,751	Fossil, Inc.*	123,410
8,198	Harman International Industries, Inc.*	379,567
18,768	iRobot Corp.*	466,948
29,873	Kenneth Cole Productions, Inc. Class A*	373,114

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)

5,880	Mohawk Industries, Inc.*	$333,749
17,085	Oxford Industries, Inc.	437,547
19,424	Perry Ellis International, Inc.*	533,577
15,005	Polaris Industries, Inc.	1,170,690
1,545	Under Armour, Inc. Class A*	84,728

		4,833,304

Consumer Services – 2.7%
2,512	Biglari Holdings, Inc.*	1,030,448
13,647	Boyd Gaming Corp.*	144,658
2,793	Choice Hotels International, Inc.	106,888
34,361	Domino’s Pizza, Inc.*	548,058
48,755	O’Charleys, Inc.*	351,036
1,794	Panera Bread Co. Class A*	181,571
22,693	Papa John’s International, Inc.*	628,596
1,389	Peet’s Coffee & Tea, Inc.*	57,977
7,245	Pre-Paid Legal Services, Inc.*(a)	436,511
9,981	Texas Roadhouse, Inc.*	171,374

		3,657,117

Diversified Financials – 4.4%
92,314	Advance America, Cash Advance Centers, Inc.	520,651
27,432	BlackRock Kelso Capital Corp.	303,398
6,023	Cash America International, Inc.	222,429
43,359	Compass Diversified Holdings	767,021
677	Diamond Hill Investment Group, Inc.	48,974
13,822	Federated Investors, Inc. Class B(a)	361,722
2,826	Financial Engines, Inc.*	56,040
9,011	First Cash Financial Services, Inc.*	279,251
7,909	GAMCO Investors, Inc. Class A	379,711
17,521	Gladstone Capital Corp.	201,842
3,595	Golub Capital BDC, Inc.	61,546
29,610	Hercules Technology Growth Capital, Inc.	306,760
5,467	International Assets Holding Corp.*	129,021
4,718	Life Partners Holdings, Inc.(a)	90,255
37,002	NGP Capital Resources Co.	340,418
60,795	Primus Guaranty Ltd.*	308,839
5,589	Safeguard Scientifics, Inc.*	95,460
4,200	SEI Investments Co.	99,918
4,373	Solar Capital Ltd.	108,363
38,290	TICC Capital Corp.	429,231
13,522	World Acceptance Corp.*(a)	713,962

		5,824,812

Energy – 6.5%
12,358	Cloud Peak Energy, Inc.*	287,076
54,741	Complete Production Services, Inc.*	1,617,597
6,556	Dril-Quip, Inc.*	509,532
4,285	Exterran Holdings, Inc.*	102,626
33,920	Frontier Oil Corp.*	610,899
2,935	James River Coal Co.*	74,344
2,682	Oil States International, Inc.*	171,889
15,162	Petroquest Energy, Inc.*	$114,170
12,659	RPC, Inc.(a)	229,372
3,926	SM Energy Co.	231,359
6,582	Stone Energy Corp.*	146,713
113,742	Tesoro Corp.*	2,108,777
46,923	USEC, Inc.*	282,477
52,936	W&T Offshore, Inc.	945,966
86,866	Western Refining, Inc.*	919,042
8,959	World Fuel Services Corp.	323,957

		8,675,796

Food & Staples Retailing – 0.3%
8,869	PriceSmart, Inc.	337,288
5,800	Susser Holdings Corp.*	80,330

		417,618

Food, Beverage & Tobacco – 2.4%
42,484	Alliance One International, Inc.*	180,132
6,291	Boston Beer Co., Inc. Class A*	598,211
35,928	Dole Food Co., Inc.*(a)	485,387
5,928	J&J Snack Foods Corp.	285,967
21,912	Lancaster Colony Corp.	1,253,367
32,278	National Beverage Corp.	424,133

		3,227,197

Health Care Equipment & Services – 5.9%
17,925	Align Technology, Inc.*	350,255
3,494	Amerigroup Corp.*	153,456
10,455	AMN Healthcare Services, Inc.*	64,194
10,616	Assisted Living Concepts, Inc. Class A*	345,338
3,539	Beckman Coulter, Inc.	266,239
1,740	Coventry Health Care, Inc.*	45,936
19,693	Health Net, Inc.*	537,422
18,235	Hill-Rom Holdings, Inc.	717,912
821	IDEXX Laboratories, Inc.*	56,830
18,579	Invacare Corp.	560,343
35,753	Kindred Healthcare, Inc.*	656,783
1,685	Lincare Holdings, Inc.	45,209
13,114	Masimo Corp.	381,224
9,734	Medcath Corp.*	135,789
23,880	Medical Action Industries, Inc.*	228,770
33,898	Molina Healthcare, Inc.*	944,059
33,485	PharMerica Corp.*	383,403
5,065	Sirona Dental Systems, Inc.*	211,616
31,532	Skilled Healthcare Group, Inc. Class A*	283,157
4,370	STERIS Corp.	159,330
6,654	SXC Health Solutions Corp.*	285,190
2,721	Teleflex, Inc.	146,417
32,822	Universal American Corp.	671,210
12,622	Vascular Solutions, Inc.*	147,930
3,473	WellCare Health Plans, Inc.*	104,954

		7,882,966

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Household & Personal Products – 0.9%
58,085	Central Garden and Pet Co. Class A*	$573,880
34,661	Prestige Brands Holdings, Inc.*	414,199
2,825	Spectrum Brands Holdings, Inc.*	88,055
4,199	USANA Health Sciences, Inc.*	182,447

		1,258,581

Insurance – 3.2%
1,897	Allied World Assurance Co. Holdings Ltd.	112,758
17,877	American Equity Investment Life Holding Co.	224,356
33,636	Aspen Insurance Holdings Ltd.	962,662
3,610	Axis Capital Holdings Ltd.	129,527
18,577	CNA Surety Corp.*	439,903
3,858	Endurance Specialty Holdings Ltd.	177,738
25,354	Flagstone Reinsurance Holdings SA	319,460
4,129	Global Indemnity PLC*	84,438
1,436	Kansas City Life Insurance Co.	47,431
33,139	Maiden Holdings Ltd.	260,473
1,230	Mercury General Corp.	52,902
21,109	Montpelier Re Holdings Ltd.	420,914
4,705	OneBeacon Insurance Group Ltd. Class A	71,328
2,599	Platinum Underwriters Holdings Ltd.	116,877
8,575	RenaissanceRe Holdings Ltd.	546,142
11,579	Symetra Financial Corp.	158,632
468	White Mountains Insurance Group Ltd.	157,061

		4,282,602

Materials – 5.8%
15,836	A. Schulman, Inc.	362,486
11,376	American Vanguard Corp.	97,151
9,056	Boise, Inc.	71,814
15,635	Brush Engineered Materials, Inc.*	604,136
5,030	Century Aluminum Co.*	78,116
14,542	Clearwater Paper Corp.*	1,138,639
7,050	Domtar Corp.	535,236
34,028	Golden Star Resources Ltd.*	156,188
6,316	Hecla Mining Co.*	71,118
3,537	Innophos Holdings, Inc.	127,615
6,779	Kaiser Aluminum Corp.	339,560
29,287	KapStone Paper and Packaging Corp.*	448,091
1,526	Koppers Holdings, Inc.	54,600
20,916	Noranda Aluminum Holding Corp.*	305,374
13,541	OM Group, Inc.*	521,464
28,891	PolyOne Corp.*	360,849
2,523	Royal Gold, Inc.	137,831
48,974	Senomyx, Inc.*	349,185
20,667	Spartech Corp.*	193,443
7,970	Stepan Co.	607,872
15,763	Stillwater Mining Co.*	336,540
8,647	STR Holdings, Inc.*	$172,940
4,558	The Scotts Miracle-Gro Co. Class A	231,410
11,576	Titanium Metals Corp.*	198,876
6,562	TPC Group, Inc.*	198,960

		7,699,494

Media – 0.7%
5,136	AH Belo Corp. Class A*	44,683
9,497	Ascent Media Corp. Class A*	368,104
6,720	EW Scripps Co. Class A*	68,208
7,679	Harte-Hanks, Inc.	98,061
59,889	Journal Communications, Inc. Class A*	302,439

		881,495

Pharmaceuticals, Biotechnology & Life Sciences – 6.0%
40,564	Accelrys, Inc.*	336,681
89,357	Affymetrix, Inc.*	449,466
8,305	Akorn, Inc.*	50,411
25,361	Albany Molecular Research, Inc.*	142,529
905	Bio-Rad Laboratories, Inc. Class A*	93,984
7,189	Codexis, Inc.*	76,203
43,652	Cubist Pharmaceuticals, Inc.*	934,153
27,078	Emergent Biosolutions, Inc.*	635,250
18,219	eResearchTechnology, Inc.*	133,910
10,774	Genomic Health, Inc.*(a)	230,456
17,246	Impax Laboratories, Inc.*	346,817
36,516	King Pharmaceuticals, Inc.*	513,050
18,733	Martek Biosciences Corp.*	586,343
38,437	Maxygen, Inc.(a)	151,057
92,957	Nabi Biopharmaceuticals*	538,221
4,645	Par Pharmaceutical Cos, Inc.*	178,879
117,180	PDL BioPharma, Inc.	730,031
55,984	Progenics Pharmaceuticals, Inc.*	305,673
13,019	Questcor Pharmaceuticals, Inc.*	191,770
48,417	Sciclone Pharmaceuticals, Inc.*	202,383
20,701	Seattle Genetics, Inc.*	309,480
9,376	The Medicines Co.*	132,483
47,344	Viropharma, Inc.*	819,998

		8,089,228

Real Estate Investment Trust – 6.1%
10,812	Agree Realty Corp.	283,166
28,043	American Campus Communities, Inc.	890,646
7,460	Ashford Hospitality Trust, Inc.*	71,989
14,767	Chesapeake Lodging Trust	277,767
13,192	Equity Lifestyle Properties, Inc.	737,829
12,279	Extra Space Storage, Inc.	213,655
4,007	Federal Realty Investment Trust	312,265
41,845	Franklin Street Properties Corp.	596,291
11,817	LTC Properties, Inc.	331,821
1,683	Mack-Cali Realty Corp.	55,640
123,176	MPG Office Trust, Inc.*	338,734
6,345	National Health Investors, Inc.	285,652

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trust – (continued)

39,103	Nationwide Health Properties, Inc.	$1,422,567
30,555	Rayonier, Inc.	1,604,749
13,105	Realty Income Corp.	448,191
12,266	Starwood Property Trust, Inc.	263,474
3,365	Urstadt Biddle Properties, Inc. Class A	65,449

		8,199,885

Retailing – 5.2%
12,137	AnnTaylor Stores Corp.*	332,432
30,832	Asbury Automotive Group, Inc.*	569,775
11,640	Audiovox Corp. Class A*	100,453
25,221	Brown Shoe Co., Inc.	351,329
6,876	Build-A-Bear Workshop, Inc. Class A*	52,533
4,868	Cabela’s, Inc.*	105,879
7,988	Core-Mark Holding Co., Inc.*	284,293
16,054	DSW, Inc. Class A*	627,711
33,394	Fred’s, Inc. Class A	459,502
4,823	Genesco, Inc.*	180,814
25,042	Group 1 Automotive, Inc.	1,045,754
22,446	Lithia Motors, Inc. Class A	320,753
5,355	Penske Automotive Group, Inc.*	93,284
12,242	Shoe Carnival, Inc.*	330,534
20,696	Sonic Automotive, Inc. Class A	274,015
62,365	Stage Stores, Inc.	1,081,409
10,862	Ulta Salon Cosmetics & Fragrance, Inc.*	369,308
15,818	Zumiez, Inc.*	425,030

		7,004,808

Semiconductors & Semiconductor Equipment – 3.6%
27,960	Applied Micro Circuits Corp.*	298,613
7,015	DSP Group, Inc.*	57,102
9,778	Integrated Device Technology, Inc.*	65,122
249,889	Lattice Semiconductor Corp.*	1,514,327
28,760	LTX-Credence Corp.*	212,824
28,994	Micrel, Inc.	376,632
37,506	Photronics, Inc.*	221,660
53,382	PLX Technology, Inc.*	192,709
71,225	RF Micro Devices, Inc.*	523,504
125,368	Silicon Image, Inc.*	921,455
6,113	Standard Microsystems Corp.*	176,238
32,155	Zoran Corp.*	282,964

		4,843,150

Software & Services – 9.2%
3,146	Advent Software, Inc.*(b)	182,216
7,427	AOL, Inc.*	176,094
23,168	Blackbaud, Inc.	600,051
17,947	Bottomline Technologies, Inc.*	389,629
86,289	Ciber, Inc.*	403,833
27,157	CommVault Systems, Inc.*	777,233
11,209	CSG Systems International, Inc.*	212,298
16,745	Kenexa Corp.*	364,874
121,557	Lionbridge Technologies, Inc.*	448,545
6,352	LivePerson, Inc.*	71,778
17,649	LogMeIn, Inc.*	$782,557
79,406	Magma Design Automation, Inc.*	397,824
20,179	Manhattan Associates, Inc.*	616,267
55,638	Marchex, Inc. Class B	530,787
23,702	Mentor Graphics Corp.*	284,424
10,493	MicroStrategy, Inc. Class A*	896,837
2,341	NeuStar, Inc. Class A*	60,983
5,863	Opnet Technologies, Inc.	156,953
15,125	PROS Holdings, Inc.*	172,274
7,381	QAD, Inc. Class A*	67,167
18,332	Quest Software, Inc.*	508,530
99,910	RealNetworks, Inc.*	419,622
25,007	Renaissance Learning, Inc.	296,083
15,437	Saba Software, Inc.*	94,474
5,221	SolarWinds, Inc.*	100,504
9,854	Taleo Corp. Class A*	272,463
8,794	TeleTech Holdings, Inc.*	181,068
16,094	Ultimate Software Group, Inc.*	782,651
48,391	VeriFone Systems, Inc.*	1,865,957
1,205	VistaPrint NV*	55,430
4,354	Websense, Inc.*	88,168

		12,257,574

Technology Hardware & Equipment – 5.6%
16,911	Agilysys, Inc.*	95,209
12,099	Aruba Networks, Inc.*	252,627
41,074	Brightpoint, Inc.*	358,576
3,844	DG FastChannel, Inc.*	111,015
9,838	EchoStar Corp. Class A*	245,655
22,783	Electronics for Imaging, Inc.*	326,025
3,145	EMS Technologies, Inc.*	62,208
8,031	Emulex Corp.*	93,641
56,040	Extreme Networks*	173,164
20,500	Gerber Scientific, Inc.*	161,335
18,417	Hypercom Corp.*	154,150
38,302	Imation Corp.*	394,894
10,182	Infinera Corp.*	105,180
12,472	Ingram Micro, Inc. Class A*	238,091
19,606	Insight Enterprises, Inc.*	258,015
32,835	Methode Electronics, Inc.	425,870
3,068	National Instruments Corp.	115,480
16,477	Plantronics, Inc.	613,274
8,745	Power-One, Inc.*(a)	89,199
39,900	Powerwave Technologies, Inc.*(a)	101,346
165,434	Quantum Corp.*	615,414
21,771	Radisys Corp.*	193,762
4,567	Riverbed Technology, Inc.*	160,621
36,456	ShoreTel, Inc.*	284,721
9,391	Super Micro Computer, Inc.*	108,372
30,589	Symmetricom, Inc.*	216,876
2,200	Synaptics, Inc.*	64,636
32,503	Tellabs, Inc.	220,370
18,178	Tollgrade Communications, Inc.*	168,692
50,794	Vishay Intertechnology, Inc.*	745,656

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)

5,085	Vishay Precision Group, Inc.*	$95,801
17,799	Xyratex Ltd.*	290,302

		7,540,177

Telecommunication Services – 1.3%
17,985	Cbeyond, Inc.*	274,811
17,844	IDT Corp. Class B	457,699
9,210	Neutral Tandem, Inc.*	132,992
51,313	USA Mobility, Inc.	911,832

		1,777,334

Transportation – 4.6%
15,434	Alaska Air Group, Inc.*	874,953
53,494	Allegiant Travel Co.	2,634,045
8,796	Celadon Group, Inc.*	130,093
3,706	Dynamex, Inc.*	91,761
142,985	JetBlue Airways Corp.*	945,131
83,110	Pacer International, Inc.*	568,472
7,676	Saia, Inc.*	127,345
20,077	SkyWest, Inc.	313,603
7,243	Universal Truckload Services, Inc.*	115,308
15,464	Werner Enterprises, Inc.	349,486

		6,150,197

Utilities – 2.1%
8,674	Atmos Energy Corp.	270,629
5,751	Energen Corp.	277,543
16,059	Integrys Energy Group, Inc.	779,022
4,668	NV Energy, Inc.	65,585
19,947	PNM Resources, Inc.	259,710
26,960	Portland General Electric Co.	585,032
15,970	Southwest Gas Corp.	585,620

		2,823,141

TOTAL COMMON STOCKS
(Cost $97,227,541)		$130,152,254

Shares	Rate	Value

Short-term Investment(c) – 2.3%

JPMorgan U.S. Government Money Market Fund – Capital Shares
3,139,910	0.043%	$3,139,910
(Cost $3,139,910)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $100,367,451)		$133,292,164

Securities Lending Reinvestment Vehicle(c)(d) – 2.9%

Goldman Sachs Financial Square Money Market Fund – FST Shares
3,893,138	0.140%	$3,893,138
(Cost $3,893,138)

TOTAL INVESTMENTS – 102.3%
(Cost $104,260,589)		$137,185,302

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%		(3,111,027)

NET ASSETS – 100.0%		$134,074,275

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell 2000 Mini Index	40	March 2011	$3,129,200	$34,708

The accompanying notes are an integral part of these financial statements.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities
December 31, 2010

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $100,367,451)(a)	$133,292,164
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $3,893,138)	3,893,138
Cash	6,349
Receivables:
Investment securities sold	916,229
Dividends	162,858
Reimbursement from investment adviser	11,161
Fund shares sold	3,301
Securities lending income	3,147

Total assets	138,288,347

Liabilities:

Payables:
Payable upon return of securities loaned	3,893,138
Amounts owed to affiliates	90,195
Investment securities purchased	78,891
Fund shares redeemed	46,281
Due to broker — variation margin	20,400
Accrued expenses	85,167

Total liabilities	4,214,072

Net Assets:

Paid-in capital	142,325,521
Accumulated undistributed net investment income	736,756
Accumulated net realized loss from investment and futures transactions	(41,947,423)
Net unrealized gain on investments and futures	32,959,421

NET ASSETS	$134,074,275

Net Assets:
Institutional	$106,646,132
Service	27,428,143

Total Net Assets	$134,074,275

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	9,335,763
Service	2,411,503

Net asset value, offering and redemption price per share:
Institutional	$11.42
Service	11.37

(a)	Includes loaned securities having a market value of $3,766,930.

The accompanying notes are an integral part of these financial statements.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2010

Investment income:

Dividends	$1,965,574
Securities lending income — affiliated issuer	67,496

Total investment income	2,033,070

Expenses:

Management fees	909,674
Printing and mailing costs	97,994
Professional fees	72,730
Distribution and Service fees — Service Class	59,553
Custody and accounting fees	52,370
Transfer Agent fees(a)	24,256
Trustee fees	14,896
Other	10,735

Total expenses	1,242,208

Less — expense reductions	(146,586)

Net expenses	1,095,622

NET INVESTMENT INCOME	937,448

Realized and unrealized gain (loss) from investment and futures transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers	10,601,070
Securities lending reinvestment vehicle transactions — affiliated issuer	95,080
Futures transactions	604,143
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	20,162,161
Securities lending reinvestment vehicle — affiliated issuer	(99,482)
Futures	(24,138)

Net realized and unrealized gain from investment and futures transactions	31,338,834

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,276,282

(a)	Institutional and Service Shares had Transfer Agent fees of $19,492 and $4,764, respectively.

The accompanying notes are an integral part of these financial statements.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2010	December 31, 2009

From operations:

Net investment income	$937,448	$987,578
Net realized gain (loss) from investment and futures transactions	11,300,293	(5,830,824)
Net change in unrealized gain on investments and futures	20,038,541	31,445,116

Net increase in net assets resulting from operations	32,276,282	26,601,870

Distributions to shareholders:

From net investment income
Institutional Shares	(529,767)	(984,250)
Service Shares	(77,675)	(203,812)

Total distributions to shareholders	(607,442)	(1,188,062)

From share transactions:

Proceeds from sales of shares	16,035,389	17,664,477
Reinvestment of distributions	607,442	1,188,062
Cost of shares redeemed	(32,863,054)	(18,357,340)

Net increase (decrease) in net assets resulting from share transactions	(16,220,223)	495,199

TOTAL INCREASE	15,448,617	25,909,007

Net assets:

Beginning of year	118,625,658	92,716,651

End of year	$134,074,275	$118,625,658

Accumulated undistributed net investment income	$736,756	$436,154

The accompanying notes are an integral part of these financial statements.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		expenses		income to		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		average		turnover
Year - Share Class	of year	income		gain (loss)	operations	income	gains	distributions	year	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - Institutional	$8.82	$0.08(b	)(c)	$2.58	$2.66	$(0.06)	$—	$(0.06)	$11.42	30.12%	$106,646	0.85%		0.97%		0.82	%(c)	63%
2010 - Service	8.78	0.06(b	)(c)	2.56	2.62	(0.03)	—	(0.03)	11.37	29.86	27,428	1.10		1.22		0.58	(c)	63

2009 - Institutional	6.98	0.08(b	)(d)	1.85	1.93	(0.09)	—	(0.09)	8.82	27.67	95,334	0.86		1.02		1.03	(d)	212
2009 - Service	6.96	0.07(b	)(d)	1.83	1.90	(0.08)	—	(0.08)	8.78	27.26	23,291	1.11		1.27		0.83	(d)	212

2008 - Institutional	10.71	0.09(e	)	(3.74)	(3.65)	(0.06)	(0.02)	(0.08)	6.98	(33.95)	86,253	0.86		1.06		0.85	(e)	189
2008 - Service	10.71	0.06(e	)	(3.73)	(3.67)	(0.06)	(0.02)	(0.08)	6.96	(34.16)	6,464	1.11		1.31		1.92	(e)	189

2007 - Institutional	14.44	0.07(b	)(f)	(2.42)	(2.35)	(0.05)	(1.33)	(1.38)	10.71	(16.48)	152,896	0.90	(g)	0.95	(g)	0.49	(f)(g)	163
2007 - Service (Commenced August 31, 2007)	12.81	0.02(b	)	(0.74)	(0.72)	(0.05)	(1.33)	(1.38)	10.71	(5.86)	10	0.96	(h)	1.21	(h)	0.56	(h)	163

2006 - Institutional	13.93	0.07(b	)	1.64	1.71	(0.10)	(1.10)	(1.20)	14.44	12.27	202,929	0.87		0.99		0.49		133

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.43% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.43% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.14% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.14% of average net assets.
(g)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3. FAIR VALUE OF INVESTMENTS (continued)

priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2010:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$130,152,254	$—	$—
Securities Lending Reinvestment Vehicle	3,893,138	—	—
Short-term Investment	3,139,910	—	—
Derivatives	34,708	—	—

Total	$137,220,010	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2010, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Over	Effective	Effective Net
$2 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.75%	0.68%	0.65%	0.64%	0.75%	0.73%*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate above through at least April 30, 2011. Prior to such date GSAM may not terminate the agreement without the approval of the trustees. For the fiscal year ended December 31, 2010, GSAM waived approximately $24,300 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee computed daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.094% of the average daily net assets of the Fund. Prior to July 1, 2010, the Other Expense limitation was 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursement will remain in place through at least April 30, 2011, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2010, GSAM reimbursed approximately $122,300 to the Fund.
As of December 31, 2010, amounts owed to affiliates were approximately $82,200, $5,800 and $2,200 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2010, Goldman Sachs earned approximately $1,300 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended December 31, 2010, the Fund entered into futures contracts with respect to a representative index to seek to increase total return. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2010. The value in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore is not representative of the Fund’s net exposure.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

5. INVESTMENTS IN DERIVATIVES (continued)

	Statement of
	Assets and Liabilities
Risk	Location	Assets

Equity	Due from broker — variation margin	$34,708	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2010. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$604,143	$(24,138)	38

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2010, were $73,861,124 and $90,276,429, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
Effective December 29, 2010, the Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund. Prior to December 29, 2010, the Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and managed by GSAM, for which GSAM received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2010

7. SECURITIES LENDING (continued)

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $32,244, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2010, GSAL earned $7,468 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Enhanced Portfolio II and Money Market Fund for the fiscal year ended December 31, 2010 (in thousands):

	Number of			Number of
	Shares Held			Shares Held	Value at End
Fund	Beginning of Year	Shares Bought	Shares Sold	End of Year	of Year

Enhanced Portfolio II	29,498	28,202	(57,700)	—	$—

Money Market Fund	—	4,095	(202)	3,893	3,893

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2010 was as follows:

	2009	2010

Distributions paid from ordinary income	$1,188,062	$607,442

As of December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$695,061

Capital loss carryforward:(1)
Expiring 2016	$(23,544,097)
Expiring 2017	(17,973,195)

Total capital loss carryforward	$(41,517,292)

Unrealized gains — net	32,570,985

Total accumulated losses — net	$(8,251,246)

(1)	Expiration occurs on December 31 of the year indicated. The Fund had utilized $11,433,161 of capital losses in the current fiscal year.

As of December 31, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$104,614,317

Gross unrealized gain	34,442,115
Gross unrealized loss	(1,871,130)

Net unrealized security gain	$32,570,985

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences related to the tax treatment of passive foreign investment company, partnership investments and underlying fund investments.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

8. TAX INFORMATION (continued)

In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $29,404 from accumulated undistributed net investment income to accumulated net realized gain from investment and futures transactions. These reclassifications have no impact on the net asset value of the Fund and result primarily from the difference in the tax treatment of partnership and underlying fund investments.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2010

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,530,530	$14,982,716	846,977	$6,179,797
Reinvestment of distributions	46,067	529,767	111,846	984,250
Shares redeemed	(3,053,874)	(29,401,499)	(2,509,667)	(18,206,566)

	(1,477,277)	(13,889,016)	(1,550,844)	(11,042,519)

Service Shares
Shares sold	103,448	1,052,673	1,717,923	11,484,680
Reinvestment of distributions	6,784	77,675	23,240	203,812
Shares redeemed	(350,880)	(3,461,555)	(18,237)	(150,774)

	(240,648)	(2,331,207)	1,722,926	11,537,718

NET INCREASE (DECREASE)	(1,717,925)	$(16,220,223)	172,082	$495,199

 24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2011

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses
				Paid for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/10	12/31/10		12/31/10*
Institutional
Actual	$1,000	$1,304.10		$4.94
Hypothetical 5% return	1,000	1,020.92	+	4.33

Service
Actual	1,000	1,303.10		6.39
Hypothetical 5% return	1,000	1,019.66	+	5.60

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.85% and 1.10% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Credit Strategies Fund. As of December 31, 2010, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 77 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Officers of the Trust* (Unaudited)

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2010, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Structured Small Cap Equity Fund qualify for the dividends received deduction available to corporations.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso* James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel * Effective August 19, 2010	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

© 2011 Goldman Sachs. All rights reserved.

VITSTRSCAR11/47819.MF.MED.TMPL/2/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Strategic Growth Fund

Annual Report
December 31, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

The Fund may invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Portfolio Management Team discusses the performance of Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Strategic Growth Fund (formerly, Goldman Sachs Capital Growth Fund) (the “Fund”) and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 10.74% and 10.50%, respectively. These returns compare to the 16.71% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

Were there any significant changes in the Fund’s investment approach during the Reporting Period?

Effective April 30, 2010, the Goldman Sachs VIT Capital Growth Fund was renamed “Goldman Sachs VIT Strategic Growth Fund”. The Fund’s investment objective, performance benchmark and fees and expenses remained the same, but the investment strategies of the Fund did change. The investment focus is now on large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities began 2010 with their strongest annual start in over a decade, despite a lack of conviction from underlying economic data. While housing and labor data remained mixed, investors opted to view this, in combination with statements from the Federal Reserve Board (the Fed), as supportive of ongoing accommodative monetary policy. Further, increasing levels of corporate cash, high productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits. Investor sentiment turned sharply in late April, and the U.S. equity market broke a four-quarter winning streak with a sharp drop in the second quarter that erased modest gains from the previous quarter and sent most major equity indices into negative territory for the first half of the Reporting Period. The equity markets reflected investor angst regarding the health of Europe’s financial system and the potential that the continent’s sovereign debt dilemma could spark another financial crisis. At the same time, investors became increasingly concerned about growing evidence that the global economy might be losing steam. Indeed, U.S. markets were doused with a number of disappointing economic readings at the end of June. Adding pressure were China’s attempts to cool its nation’s property market along with a decline in Chinese leading economic indicators that fueled fears of slowing global demand.

In the third quarter, U.S. equities roared back. The quarter featured strong corporate earnings announcements as well as news that the U.S. had officially come out of its economic recession in June. Still, concerns remained about the pace of the recovery, evidenced by the Fed’s signaling a willingness to take further action if necessary. U.S. equities indices, for example, S&P 500 capped 2010 on a note of optimism. Positive data points from December included robust retail sales figures and strong increases in purchasing and manufacturing surveys.

For the Reporting Period overall, economically-sensitive, cyclical stocks led returns, as investors focused on the strong growth and demand from outside the developed markets. In turn, the consumer discretionary sector, particularly auto stocks, and the industrials and materials sectors performed best. More traditionally defensive sectors, such as utilities and health care, lagged. Notably, the U.S. equity market outpaced the developed international equity markets, as investors gained confidence in the U.S. economic recovery. U.S. markets also reflected confidence in continued accommodative monetary and fiscal policy, most recently evidenced by the extension of tax cuts. Consistent with investor optimism and preference for cyclical exposure, small-cap and mid-cap stocks significantly outperformed large-cap stocks during the Reporting Period as a whole. Similarly, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (Market segments are as measured by the Russell Indices.)

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the energy and information technology sectors and an overweighted position in the strongly performing telecommunication services sector helped the Fund’s performance most relative to the Russell Index. Detracting most from the Fund’s relative results was stock selection in the consumer discretionary and financials sectors, where company-specific issues weighed on certain holdings. Having an underweighted exposure to the strongly performing industrials sector also hurt the Fund’s performance during the Reporting Period.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in Halliburton, a leading oil services company; Broadcom, a global leader in semiconductors for wired and wireless communications; and CB Richard Ellis Group, the world’s leading commercial real estate services firm.

During the Reporting Period, Halliburton’s shares rose upon its reporting an unexpected increase in activity and stronger pricing in its pressure pumping business. In addition, the company noted solid improvements in its cementing and directional drilling segments.

A position in Broadcom also contributed to the Fund’s relative performance. Early in the Reporting Period, Broadcom reported first quarter earnings that beat consensus estimates and provided a better-than-expected second quarter outlook. The company’s results were driven by strength in its mobile/wireless and enterprise networking business segments. During the Reporting Period, Broadcom shipped to five of the six largest cellular handset manufacturers. Included among these were Samsung and Nokia, which signed agreements with Broadcom thereby providing a tailwind to unit sales growth. Later in the Reporting Period, Broadcom’s shares rose upon the company’s Chief Financial Officer providing an encouraging outlook for 2011 at an investor meeting.

Shares of CB Richard Ellis Group* performed well during the Reporting Period. The company reported better-than-expected earnings results driven by strong revenues in property sales and leasing as well as by cost reductions during the recent downturn, which resulted in significant operating leverage.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were positions in office supply company Staples, medical products company Baxter International and data center services company Equinix.

Shares of Staples declined during the Reporting Period. We held the position in the Fund, however, given that the company remains focused on cost cutting, gaining market share from competitors and expanding its geographic footprint in less saturated markets. Staples also continued during the Reporting Period to make investments in new business processes that we believe should strengthen its brand and position it for growth over the long term. We further believe that Staples should benefit from pent up demand given the drawdown of inventory in its corporate client base.

Baxter International’s shares fell early in the Reporting Period after the company reported that competition in the blood plasma market had increased, making it more difficult for Baxter International to price its products at a premium. The stock subsequently rallied after one of Baxter’s competitors issued a product recall, leading to an improvement in pricing. For six months through October, the stock performed well before pulling back again. At the end of the Reporting Period, we continued to believe the company was trading at an attractive valuation due to its robust product pipeline and its market leading biosciences franchise.

During the first half of the Reporting Period, shares of Equinix sold off as investors were nervous about the company’s exposure to Europe. During the second half of the Reporting Period, the company’s disappointing third quarter earnings weighed on its shares. More specifically, in October, Equinix pre-announced third quarter and full year 2010 revenue that fell short of expectations as the company was believed to have made pricing concessions to retain key customers. While it may take time for investors to regain confidence in the company, we continued to believe at the end of the Reporting Period that the key long-term secular growth drivers behind our original investment thesis on Equinix, including cloud computing (i.e., Internet-based computing, whereby shared resources, software, and information are provided to computers and other devices on demand, like the electricity grid), mobile data, and video, were still in place.

*	Position no longer held by the Fund.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

How did the Fund use derivatives during the Reporting Period?

The Fund did not use derivatives during the Reporting Period.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a position in semiconductor chip company Xilinx. Xilinx is a leader in programmable logic devices (PLDs), which are used by customers around the world in a variety of industries, including automotive, broadcast, consumer, medical and military. The company met our investment criteria based on its dominant market position and competitive edge in PLDs. Also, in our view, Xilinx should benefit from the secular trend of PLDs taking market share from application-specific integrated circuits (ASICs), an alternative semiconductor chip. We believe the addressable market for PLDs should continue to expand as they offer significant benefits over ASICs, such as lower development costs, shorter development time and upgradability. Xilinx operates a duopoly in the PLD space, which provides pricing power. Its low fixed costs enable it to generate significant free cash flow. Furthermore, we believe the company’s innovative software serves as a barrier to entry. Finally, at the time of purchase, the company’s stock was trading at a historically low valuation and, in our view, offered significant upside potential.

We sold out of the Fund’s position in United Technologies, an industrial conglomerate. During the Reporting Period, United Technologies announced that the president of its commercial businesses would be leaving the company. Due to the unexpected change in management, we decided to sell out of the Fund’s position and purchase Raytheon, an aerospace and defense company that we believe offered a more attractive risk/reward opportunity. Raytheon, the fifth largest U.S. defense firm, is focused on designing and manufacturing defense electronics such as sensors, missiles, missile defense systems, satellites as well as providing homeland security support services. We believe that Raytheon is a leading franchise with a well positioned product portfolio. In addition, we believe that its management has a demonstrated history of effective capital allocation and is focused on growing the business organically. In our view, weakness in Raytheon’s stock in the last months of the Reporting Period was due to concerns that defense spending will be cut in an effort to reduce the U.S. federal budget deficit. However, we believe that the U.S. Department of Defense should continue to purchase defense weapons while actively reducing its services expenditures. As a result, Raytheon, in our view, should benefit from these secular spending trends over the long term.

We exited the Fund’s position in Express Scripts, a full service pharmacy benefit management and specialty managed care company, as its shares meaningfully appreciated since our original purchase date. The Fund’s initial investment was made shortly after Express Scripts acquired the pharmacy benefits management (PBM) business of WellPoint, the country’s largest managed care organization. We believed that in addition to being accretive, the acquisition would significantly strengthen Express Scripts’ purchasing power and increase administrative efficiencies. Indeed, our thesis played out, and we believe these positive attributes were reflected in its share price. Furthermore, we believe growth in the PBM industry may well be challenged over the next several years following the recent wave of patent expirations. Consequently, we sold the Fund’s position in Express Scripts, taking profits, as the risk/reward profile had become less attractive in our view.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, health care and information technology increased. The Fund’s allocations compared to the Russell Index in energy, financials and industrials decreased.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

At the end of December 2010, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, health care, financials and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, materials and energy and was rather neutrally weighted to the Index in consumer discretionary, information technology and utilities.

What is the Fund’s tactical view and strategy for the months ahead?

Equity markets rallied strongly during the fourth quarter of 2010, extending gains that began in early September. Additionally, stock price momentum became a growing trend, and investors’ appetites for equities increased, as evidenced by retail mutual fund inflows. At the end of the Reporting Period, we were encouraged that the global economy appeared to

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

have entered its next chapter of recovery and that a hand-off from government-subsidized stimulus to a more self-sustainable stage, led by healthy corporate spending and consumer participation, had begun. Recent tax policies out of Washington, D.C. were also helpful, in our view, to increasing investor confidence and helping create some needed visibility into the future, so that longer-term investment plans may be put in place.

At the end of the Reporting Period, we remained optimistic on corporate profits, predominantly driven by top-line rather than margin expansion. We have seen and expect to continue to see more in the way of strategic mergers and acquisitions, private equity transactions and corporate buybacks giving investors a good backdrop for demand for equities. However, we also believe that the need to pick the right stocks will increase in the coming year, as not all companies will be beneficiaries of these trends. In our view, greater differentiation between stocks will likely continue as correlations decline from their 2010 highs. Therefore, an investment manager’s ability to identify and purchase those companies best poised for earnings and free cash flow growth will be an important component of investment returns. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

5

FUND BASICS

Strategic Growth Fund
as of December 31, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	10.74%	2.64%	0.24%	2.45%	4/30/98
Service	10.50	N/A	N/A	1.80	1/09/06

1 The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.85%	0.85%
Service	1.10	1.10

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/103

Holding	% of Net Assets	Line of Business

Apple, Inc.	5.1%	Technology Hardware & Equipment
Schlumberger Ltd.	4.5	Energy
QUALCOMM, Inc.	4.2	Technology Hardware & Equipment
PepsiCo, Inc.	3.5	Food, Beverage & Tobacco
Costco Wholesale Corp.	3.0	Food & Staples Retailing
Oracle Corp.	3.0	Software & Services
Cisco Systems, Inc.	3.0	Technology Hardware & Equipment
Microsoft Corp.	2.9	Software & Services
Google, Inc. Class A	2.9	Software & Services
American Tower Corp. Class A	2.8	Telecommunication Services

3 The top 10 holdings may not be representative of the Fund’s future investments.

 6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary
December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced April 30, 1998)	10.74%	2.64%	0.24%	2.45%
Service (Commenced January 9, 2006)	10.50%	N/A	N/A	1.80%

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 97.5%

Banks – 0.8%
213,800	People’s United Financial, Inc.	$2,995,338

Capital Goods – 2.1%
92,500	Danaher Corp.	4,363,225
68,800	Raytheon Co.	3,188,192

		7,551,417

Consumer Durables & Apparel – 2.1%
87,700	NIKE, Inc. Class B	7,491,334

Consumer Services – 1.8%
58,279	McDonald’s Corp.	4,473,496
36,300	Yum! Brands, Inc.	1,780,515

		6,254,011

Diversified Financials – 7.0%
30,617	CME Group, Inc.	9,851,020
163,506	Morgan Stanley	4,448,998
112,800	Northern Trust Corp.	6,250,248
260,430	The Charles Schwab Corp.	4,455,957

		25,006,223

Energy – 9.6%
181,171	Halliburton Co.	7,397,212
40,146	Occidental Petroleum Corp.	3,938,323
194,622	Schlumberger Ltd.	16,250,937
181,800	Southwestern Energy Co.*	6,804,774

		34,391,246

Food & Staples Retailing – 3.0%
150,300	Costco Wholesale Corp.	10,853,163

Food, Beverage & Tobacco – 5.5%
108,000	Kraft Foods, Inc. Class A	3,403,080
190,500	PepsiCo, Inc.	12,445,365
60,700	The Coca-Cola Co.	3,992,239

		19,840,684

Health Care Equipment & Services – 4.4%
156,973	Baxter International, Inc.	7,945,973
184,062	St. Jude Medical, Inc.*	7,868,651

		15,814,624

Household & Personal Products – 3.9%
244,458	Avon Products, Inc.	7,103,949
107,600	The Procter & Gamble Co.	6,921,908

		14,025,857

Materials – 2.5%
77,900	Ecolab, Inc.	3,927,718
54,000	Praxair, Inc.	5,155,380

		9,083,098

Media – 1.3%
121,574	Viacom, Inc. Class B	4,815,546
Pharmaceuticals, Biotechnology & Life Sciences – 9.4%
63,019	Amgen, Inc.*	3,459,743
38,281	Biogen Idec, Inc.*	2,566,741
105,753	Gilead Sciences, Inc.*	3,832,489
141,777	Johnson & Johnson	8,768,907
96,700	Merck & Co., Inc.	3,485,068
85,991	Teva Pharmaceutical Industries Ltd. ADR	4,482,711
127,000	Thermo Fisher Scientific, Inc.*	7,030,720

		33,626,379

Retailing – 8.8%
105,200	Bed Bath & Beyond, Inc.*	5,170,580
399,968	Lowe’s Companies, Inc.	10,031,197
412,852	Staples, Inc.	9,400,640
118,000	Target Corp.	7,095,340

		31,697,757

Semiconductors & Semiconductor Equipment – 3.3%
86,900	Broadcom Corp. Class A	3,784,495
277,556	Xilinx, Inc.	8,043,573

		11,828,068

Software & Services – 13.4%
34,468	Equinix, Inc.*	2,800,870
17,269	Google, Inc. Class A*	10,257,268
30,900	MasterCard, Inc. Class A	6,924,999
367,768	Microsoft Corp.	10,268,082
346,400	Oracle Corp.	10,842,320
218,791	The Western Union Co.	4,062,949
38,100	Visa, Inc. Class A	2,681,478

		47,837,966

Technology Hardware & Equipment – 13.6%
56,600	Apple, Inc.*	18,256,896
533,184	Cisco Systems, Inc.*	10,786,312
78,500	NetApp, Inc.*	4,314,360
306,868	QUALCOMM, Inc.	15,186,898

		48,544,466

Telecommunication Services – 5.0%
197,138	American Tower Corp. Class A*	10,180,206
173,668	Crown Castle International Corp.*	7,611,869

		17,792,075

TOTAL COMMON STOCKS
(Cost $295,122,180)		$349,449,252

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Rate	Value

Short-term Investment(a) – 2.5%

JPMorgan U.S. Government Money Market Fund – Capital Shares
8,864,160	0.043%	$8,864,160
(Cost $8,864,160)

TOTAL INVESTMENTS – 100.0%
(Cost $303,986,340)		$358,313,412

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		66,801

NET ASSETS – 100.0%		$358,380,213

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities
December 31, 2010

Assets:

Investments in securities, at value (identified cost $303,986,340)	$358,313,412
Receivables:
Dividends	352,614
Investment securities sold	344,938
Fund shares sold	81,151

Total assets	359,092,115

Liabilities:

Payables:
Amounts owed to affiliates	282,382
Fund shares redeemed	199,389
Investment securities purchased	134,241
Accrued expenses	95,890

Total liabilities	711,902

Net Assets:

Paid-in capital	376,444,868
Accumulated undistributed net investment income	164,809
Accumulated net realized loss from investment transactions	(72,556,536)
Net unrealized gain on investments	54,327,072

NET ASSETS	$358,380,213

Net Assets:
Institutional	$120,027,040
Service	238,353,173

Total Net Assets	$358,380,213

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	9,991,782
Service	19,865,574

Net asset value, offering and redemption price per share:
Institutional	$12.01
Service	12.00

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2010

Investment income:

Dividends (net of foreign taxes withheld of $1,482)	$4,481,824
Securities lending income — affiliated issuer	1,026

Total investment income	4,482,850

Expenses:

Management fees	2,502,684
Distribution and Service fees — Service Class	541,046
Printing and mailing costs	119,362
Professional fees	77,006
Transfer Agent fees(a)	66,733
Custody and accounting fees	57,440
Trustee fees	15,503
Other	14,755

Total expenses	3,394,529

NET INVESTMENT INCOME	1,088,321

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $27,287)	21,826,708
Securities lending reinvestment vehicle transactions — affiliated issuer	5,850
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	11,398,737
Securities lending reinvestment vehicle — affiliated issuer	(11,583)

Net realized and unrealized gain from investment transactions	33,219,712

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,308,033

(a)	Institutional and Service Shares had Transfer Agent fees of $23,453 and $43,280, respectively.

The accompanying notes are an integral part of these financial statements.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2010	December 31, 2009

From operations:

Net investment income	$1,088,321	$552,696
Net realized gain (loss) from investment transactions	21,832,558	(45,876,538)
Net change in unrealized gain on investments	11,387,154	160,768,884

Net increase in net assets resulting from operations	34,308,033	115,445,042

Distributions to shareholders:

From net investment income
Institutional Shares	(490,173)	(442,989)
Service Shares	(435,824)	(360,499)
From return of capital
Institutional Shares	—	(53,630)
Service Shares	—	(43,643)

Total distributions to shareholders	(925,997)	(900,761)

From share transactions:

Proceeds from sales of shares	37,422,641	24,273,407
Reinvestment of distributions	925,997	900,761
Cost of shares redeemed	(58,517,681)	(57,699,129)

Net decrease in net assets resulting from share transactions	(20,169,043)	(32,524,961)

TOTAL INCREASE	13,212,993	82,019,320

Net assets:

Beginning of year	345,167,220	263,147,900

End of year	$358,380,213	$345,167,220

Accumulated undistributed net investment income	$164,809	$2,485

The accompanying notes are an integral part of these financial statements.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
				Net		Distributions							Ratio of		Ratio of
	Net asset	Net		realized		to shareholders		Net asset		Net assets,	Ratio of		total		net investment
	value,	investment		and	Total from	from net		value,		end of	net expenses		expenses		income (loss)		Portfolio
	beginning	income		unrealized	investment	investment		end of	Total	year	to average		to average		to average		turnover
Year - Share Class	of year	(loss)(a)		gain (loss)	operations	income		year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - Institutional	$10.89	$0.05		$1.12	$1.17	$(0.05)		$12.01	10.74%	$120,027	0.86%		0.86%		0.49%		38%
2010 - Service	10.88	0.03		1.11	1.14	(0.02)		12.00	10.50	238,353	1.11		1.11		0.24		38

2009 - Institutional	7.40	0.03		3.50	3.53	(0.04	)(c)	10.89	47.75	125,258	0.85		0.85		0.35		64
2009 - Service	7.39	0.01		3.50	3.51	(0.02	)(c)	10.88	47.50	219,909	1.10		1.10		0.10		64

2008 - Institutional	12.73	0.02		(5.34)	(5.32)	(0.01)		7.40	(41.67)	95,218	0.81		0.81		0.20		44
2008 - Service	12.73	(0.01)		(5.33)	(5.34)	—		7.39	(41.86)	167,930	1.06		1.06		(0.05)		44

2007 - Institutional	11.58	0.02	(d)	1.15	1.17	(0.02)		12.73	10.13	172,418	0.86	(e)	0.86	(e)	0.18	(d)(e)	53
2007 - Service	11.58	0.01	(d)	1.15	1.16	(0.01)		12.73	10.01	343,100	0.96	(e)	1.11	(e)	0.08	(d)(e)	53

2006 - Institutional	10.68	0.01		0.90	0.91	(0.01)		11.58	8.56	165,877	0.84		0.85		0.12		70
2006 - Service (Commenced January 9, 2006)	11.03	—	(f)	0.55	0.55	—	(f)	11.58	5.01	386,526	0.94	(g)	1.10	(g)	0.03	(g)	70

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Includes a return of capital amounting to less than $0.005 per share.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.09% of average net assets.
(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Annualized

The accompanying notes are an integral part of these financial statements.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.
Effective April 30, 2010, the Fund’s name was changed from the Goldman Sachs Capital Growth Fund to the Goldman Sachs Strategic Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2010:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$349,449,252	$—	$—
Short-term Investment	8,864,160	—	—

Total	$358,313,412	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2010, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee computed daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 30, 2011, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2010, GSAM did not make any reimbursements to the Fund.
As of December 31, 2010, amounts owed to affiliates were approximately $226,300, $50,000 and $6,000 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2010, were $124,728,596 and $148,094,654, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. Effective May 26, 2010, the Fund no longer participated in the securities lending program. During its participation in this securities lending program, and in accordance with the Fund’s securities lending procedures, the Fund received cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities was determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they were traded, and any additional required collateral was delivered to the Fund on the next business day.
The Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and was managed by GSAM, for which GSAM may have received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $61, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2010, GSAL earned $111 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the fiscal year ended December 31, 2010 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Year	Shares Bought	Shares Sold	End of Year	of Year

11,689	6,373	(18,062)	—	$—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2010 was as follows:

	2009	2010

Distributions paid from ordinary income	$803,488	$925,997

Tax return of capital	$97,273	$—

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

7. TAX INFORMATION (continued)

As of December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$164,809

Capital loss carryforward:(1)
Expiring 2011	(1,064,803)
Expiring 2016	(23,475,963)
Expiring 2017	(43,614,413)

Total capital loss carryforward	$(68,155,179)

Unrealized gains — net	49,925,715

Total accumulated losses — net	$(18,064,655)

(1)	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be substantially limited under the Code. The Fund had capital loss carryforwards of $15,769,829 and $43,499,640 that were utilized and expired, respectively, in the current fiscal year.

As of December 31, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$308,387,697

Gross unrealized gain	54,753,969
Gross unrealized loss	(4,828,254)

Net unrealized security gain	$49,925,715

The difference between GAAP-basis and tax-basis unrealized gains (losses) are attributable primarily to wash sales.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $43,499,640 from paid-in-capital to accumulated net realized loss from investment transactions. These reclassifications have no impact on the net asset value of the Fund and result from expired capital loss carryforwards.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2010

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	589,735	$6,437,104	1,185,929	$10,504,936
Reinvestment of distributions	40,882	490,173	45,729	496,619
Shares redeemed	(2,141,448)	(23,457,107)	(2,600,340)	(22,772,377)

	(1,510,831)	(16,529,830)	(1,368,682)	(11,770,822)

Service Shares
Shares sold	2,823,030	30,985,537	1,508,421	13,768,471
Reinvestment of distributions	36,379	435,824	37,214	404,142
Shares redeemed	(3,207,332)	(35,060,574)	(4,046,698)	(34,926,752)

	(347,923)	(3,639,213)	(2,501,063)	(20,754,139)

NET DECREASE	(1,858,754)	$(20,169,043)	(3,869,745)	$(32,524,961)

 20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic Growth Fund (formerly Goldman Sachs Capital Growth Fund, the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers, and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2011

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/10	12/31/10		12/31/10*
Institutional
Actual	$1,000	$1,212.00		$4.79
Hypothetical 5% return	1,000	1,020.87	+	4.38

Service
Actual	1,000	1,210.70		6.19
Hypothetical 5% return	1,000	1,019.66	+	5.65

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust, Goldman Sachs Municipal Opportunity Fund, and Goldman Sachs Credit Strategies Fund. As of December 31, 2010, the Trust consisted of 11 portfolios. Goldman Sachs Trust consisted of 77 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Officers of the Trust* (Unaudited)

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2010, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Strategic Growth Fund qualify for the dividends received deduction available to corporations.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso* James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel * Effective August 19, 2010	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

© 2011 Goldman Sachs. All rights reserved.
VITSGAR11/47820.MF.MED.TMPL/2/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Mid Cap Value Fund

Annual Report
December 31, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Portfolio Management Team discusses the performance of Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Mid Cap Value Fund (the “Fund”) and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 25.00% and 24.69%, respectively. These returns compare to the 24.75% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities began 2010 with their strongest annual start in over a decade, despite a lack of conviction from underlying economic data. While housing and labor data remained mixed, investors opted to view this, in combination with statements from the Federal Reserve Board (the Fed), as supportive of ongoing accommodative monetary policy. Further, increasing levels of corporate cash, high productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits. Investor sentiment turned sharply in late April, and the U.S. equity market broke a four-quarter winning streak with a sharp drop in the second quarter that erased modest gains from the previous quarter and sent most major equity indices into negative territory for the first half of the Reporting Period. The equity markets reflected investor angst regarding the health of Europe’s financial system and the potential that the continent’s sovereign debt dilemma could spark another financial crisis. At the same time, investors became increasingly concerned about growing evidence that the global economy might be losing steam. Indeed, U.S. markets were doused with a number of disappointing economic readings at the end of June. Adding pressure were China’s attempts to cool its nation’s property market along with a decline in Chinese leading economic indicators that fueled fears of slowing global demand.

In the third quarter, U.S. equities roared back. The quarter featured strong corporate earnings announcements as well as news that the U.S. had officially come out of its economic recession in June. Still, concerns remained about the pace of the recovery, evidenced by the Fed’s signaling a willingness to take further action if necessary. U.S. equities indices, for example, S&P 500 capped 2010 on a note of optimism. Positive data points from December included robust retail sales figures and strong increases in purchasing and manufacturing surveys.

For the Reporting Period overall, economically-sensitive, cyclical stocks led returns, as investors focused on the strong growth and demand from outside the developed markets. In turn, the consumer discretionary sector, particularly auto stocks, and the industrials and materials sectors performed best. More traditionally defensive sectors, such as utilities and health care, lagged. Notably, the U.S. equity market outpaced the developed international equity markets, as investors gained confidence in the U.S. economic recovery. U.S. markets also reflected confidence in continued accommodative monetary and fiscal policy, most recently evidenced by the extension of tax cuts. Consistent with investor optimism and preference for cyclical exposure, small-cap and mid-cap stocks significantly outperformed large-cap stocks during the Reporting Period as a whole. Similarly, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (Market segments are as measured by the Russell Indices.)

The Russell Index rose 24.75% during the Reporting Period. The year was marked by a challenging stock-picking environment, with high stock correlations offering limited differentiation between winners and losers. Indeed, 2010 peak correlation was at 82% above the long term average. Among value-oriented sectors, regulatory uncertainty was most pronounced, as health care, financials and energy — each facing significant reform — comprise over half of the Russell Value Index. Another phenomenon impacting value-oriented stocks overall was that higher yielding stocks meaningfully outperformed during the Reporting Period despite slower earnings growth and, sometimes, weaker fundamentals. Still, increased merger and acquisition activity helped boost the market, especially in the mid-cap and small-cap segments.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the information technology, materials and industrials sectors helped the Fund’s performance most relative to the Russell Index. Detracting most from the Fund’s relative results was stock selection in the consumer discretionary, energy and financials sectors, where company-specific issues weighed on certain holdings.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Internet security company McAfee of the information technology sector and diversified mining and natural resources company Cliffs Natural Resources of the materials sector.

We had initiated a position in McAfee as we felt it was a leader in the security software industry trading at an attractive valuation. In August 2010, Intel announced it was acquiring McAfee for a large premium, and the stock rose accordingly. We sold out of the position soon after the announcement.

Cliffs Natural Resources, the only public iron ore company in the U.S., performed well during the Reporting Period, benefiting from improved volume, lower fixed costs and higher pricing. The company’s shares also rose as it reported better-than-anticipated earnings and raised guidance.

Which stocks detracted significantly from the Fund’s performance during the annual period?

Detracting from the Fund’s results relative to the Russell Index were positions in satellite TV provider DISH Network of the consumer discretionary sector and independent oil and natural gas producer Range Resources of the energy sector.

DISH Network reported a spike in churn during the Reporting Period and also showed slight weakness in gross additions. The main reason for the increase in churn may be attributed to the fact that a 24-month contract came up and, given recent economic conditions, many subscribers chose not to renew. We maintained conviction in DISH Network, however, as we believe the company is in transition with a renewed focus on improving its core operations through improved customer service, a new and improved high-definition channel line-up, and high value economical offerings to subscribers.

Range Resources’ shares were negatively affected by weak natural gas prices and regulatory uncertainty within the energy sector broadly. Also, the company’s announcement that it had increased its capital expenditures in the Marcellus region was not well received by investors. We trimmed the Fund’s position in Range Resources based on what we considered to be increased financial risk in a still-weak natural gas price environment and higher than originally expected capital costs.

How did the Fund use derivatives during the Reporting Period?

The Fund did not use derivatives during the Reporting Period.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a Fund position in automotive supplier Lear. During the economic downturn, Lear was able to improve its cost position and business portfolio mix by shedding its worst-performing assets. Subsequently, the company had significant leverage to more normalized auto demand, and we believe Lear will use its strong balance sheet to return capital to shareholders.

Among real estate investment trusts (REITs), we are constructive on apartment fundamentals due to extremely low supply, secular shifts away from home ownership and a continuing lower turnover trend. As such, we established a Fund position during the Reporting Period in Equity Residential, a REIT with 550 apartment communities in over 20 states in its portfolio. We believe that Equity Residential can achieve higher growth than expected and may also benefit from the refinancing of its debt in 2011 at lower rates.

Our forward-looking approach to risk management played a critical role in our strategy during the Reporting Period. One of the reasons we will sell out of a stock is if we believe there are other more attractive opportunities on a relative risk-reward basis elsewhere. On this basis, we sold out of the Fund’s position in energy stock Whiting Petroleum in order to fund other names with what we believed to have higher potential upside. Similarly, we exited the Fund’s position in materials company United States Steel, as it reached our price target and we saw opportunity elsewhere.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to utilities, consumer staples and telecommunication services increased compared to the Russell Index. The Fund’s allocation compared to the Russell Index in energy and materials decreased.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

At the end of December 2010, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples and utilities and was rather neutrally weighted to the Russell Index in financials, energy, industrials, information technology, health care and materials.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed there were many reasons to be constructive on the U.S. equity market in 2011. In our view, valuations were compelling on both absolute and relative levels, and companies were exhibiting strong fundamentals, with improving corporate profits and balance sheets. We believe that high cash levels and strong balance sheets bode well for capital expenditure — the fuel for long-term growth. We also expect management teams to be focused on capital redeployment through mergers and acquisitions, share buybacks and deleveraging of balance sheets, thereby providing further catalyst for growth. Also, in our view, recent government actions have created an environment that is more conducive for businesses to grow.

Given this backdrop, we believe the coming year should be fertile ground for stock picking. The trends that were headwinds for stock pickers in 2010, including historically high levels of correlation, started, by the end of the Reporting Period, to reverse. The market appears to be shifting its focus from the macro, i.e. broad economic, political and monetary conditions, to the micro, i.e. company specifics, now that valuation and volatility levels have normalized from extremes. A recent increase in merger and acquisition activity has contributed to the trend toward greater stock level differentiation, especially between higher and lower quality stocks trading, at the end of the Reporting Period, at comparable valuations. Further, there seems to have been a reduction of regulatory uncertainty with the passage of financial reform and health care reform and more clarity is expected on drilling requirements and best practices in energy in 2011.

The combination of these factors, we believe, should create a favorable stock picking environment in 2011, particularly for our investment approach. We maintain our discipline as we seek companies with strong or improving fundamentals, led by quality management teams focused on creating shareholder value. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

 4

FUND BASICS

Mid Cap Value Fund
as of December 31, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	25.00%	4.66%	9.35%	8.29%	5/01/98
Service	24.69	N/A	N/A	3.92	1/09/06

1 The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.86%	0.86%
Service	1.11	1.11

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/103

Holding	% of Net Assets	Line of Business

Newfield Exploration Co.	2.8%	Energy
Principal Financial Group, Inc.	2.2	Insurance
CBS Corp. Class B	1.8	Media
Lear Corp.	1.7	Automobiles & Components
Equity Residential	1.7	Real Estate Investment Trust
Forest Oil Corp.	1.7	Energy
Everest Re Group Ltd.	1.6	Insurance
Xcel Energy, Inc.	1.6	Utilities
Weatherford International Ltd.	1.6	Energy
The J.M. Smucker Co.	1.6	Food, Beverage & Tobacco

3 The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investment represent investments in investment companies other than those that are exchange traded.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary
December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced May 1, 1998)	25.00%	4.66%	9.35%	8.29%
Service (Commenced January 9, 2006)	24.69%	N/A	N/A	3.92%

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 98.4%

Automobiles & Components – 2.7%
157,570	Lear Corp.*	$15,553,735
182,865	TRW Automotive Holdings Corp.*	9,636,985

		25,190,720

Banks – 5.0%
58,450	CIT Group, Inc.*	2,752,995
133,699	Comerica, Inc.	5,647,446
973,299	Fifth Third Bancorp	14,288,029
9,258	First Horizon National Corp.*	109,054
73,658	First Republic Bank*	2,144,921
75,080	M&T Bank Corp.	6,535,714
481,961	SunTrust Banks, Inc.	14,222,669

		45,700,828

Capital Goods – 6.6%
195,446	BE Aerospace, Inc.*	7,237,365
118,257	Cooper Industries PLC Class A	6,893,201
94,850	Eaton Corp.	9,628,223
530,224	Masco Corp.	6,712,636
118,370	Parker Hannifin Corp.	10,215,331
317,818	Pentair, Inc.	11,603,535
344,754	Textron, Inc.	8,149,985

		60,440,276

Commercial & Professional Services – 0.7%
219,488	Republic Services, Inc.	6,553,912

Consumer Durables & Apparel – 2.9%
95,217	Hasbro, Inc.	4,492,338
82,247	Mohawk Industries, Inc.*	4,668,340
596,638	Newell Rubbermaid, Inc.	10,846,879
9,001	NVR, Inc.*	6,219,871

		26,227,428

Consumer Services – 0.7%
223,747	Wyndham Worldwide Corp.	6,703,460

Diversified Financials – 5.0%
573,294	Invesco Ltd.	13,793,454
524,089	Janus Capital Group, Inc.	6,797,434
151,734	Lazard Ltd. Class A	5,991,976
194,201	Legg Mason, Inc.	7,043,670
947,480	SLM Corp.*	11,928,773

		45,555,307

Energy – 11.2%
180,570	Alpha Natural Resources, Inc.*	10,839,617
224,316	Cameron International Corp.*	11,379,551
401,420	Forest Oil Corp.*	15,241,917
339,907	Key Energy Services, Inc.*	4,411,993
355,877	Newfield Exploration Co.*	25,662,290
330,703	QEP Resources, Inc.	12,007,826
183,972	Range Resources Corp.	8,275,061
654,003	Weatherford International Ltd.*	14,911,268

		102,729,523

Food, Beverage & Tobacco – 4.5%
387,002	ConAgra Foods, Inc.	8,738,505
163,292	H.J. Heinz Co.	8,076,422
77,590	Hansen Natural Corp.*	4,056,405
347,034	Sara Lee Corp.	6,076,566
220,506	The J.M. Smucker Co.	14,476,219

		41,424,117

Health Care Equipment & Services – 4.5%
388,100	Aetna, Inc.	11,840,931
641,607	Boston Scientific Corp.*	4,856,965
88,654	C. R. Bard, Inc.	8,135,778
383,564	Hologic, Inc.*	7,218,674
209,750	Kinetic Concepts, Inc.*	8,784,330

		40,836,678

Household & Personal Products – 0.5%
62,067	Energizer Holdings, Inc.*	4,524,684

Insurance – 10.8%
177,023	Everest Re Group Ltd.	15,015,091
749,974	Genworth Financial, Inc. Class A*	9,854,658
359,768	Marsh & McLennan Companies, Inc.	9,836,057
606,593	Principal Financial Group, Inc.	19,750,668
506,581	The Hartford Financial Services Group, Inc.	13,419,331
236,069	The Progressive Corp.	4,690,691
281,061	Unum Group	6,807,298
381,524	W.R. Berkley Corp.	10,446,127
417,784	XL Group PLC	9,116,047

		98,935,968

Materials – 5.3%
131,980	Celanese Corp. Class A	5,433,617
66,889	Cliffs Natural Resources, Inc.	5,218,011
835,591	Huntsman Corp.	13,043,575
208,034	Owens-Illinois, Inc.*	6,386,644
158,815	Steel Dynamics, Inc.	2,906,314
235,554	Stillwater Mining Co.*	5,029,078
322,921	Temple-Inland, Inc.	6,858,842
258,376	Thompson Creek Metals Co., Inc.*	3,803,295

		48,679,376

Media – 3.2%
847,849	CBS Corp. Class B	16,151,523
675,709	DISH Network Corp. Class A*	13,284,439

		29,435,962

Pharmaceuticals, Biotechnology & Life Sciences – 1.4%
197,216	Biogen Idec, Inc.*	13,223,333

Real Estate Investment Trust – 7.9%
98,639	Alexandria Real Estate Equities, Inc.	7,226,293
112,141	Boston Properties, Inc.	9,655,340
314,357	Douglas Emmett, Inc.	5,218,326
299,140	Equity Residential	15,540,323
535,647	Host Hotels & Resorts, Inc.	9,572,012

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trust – (continued)

1,015,680	MFA Financial, Inc.	8,287,949
133,700	Tanger Factory Outlet Centers, Inc.	6,844,103
187,322	Ventas, Inc.	9,830,659

		72,175,005

Retailing – 2.5%
146,765	Guess?, Inc.	6,944,920
772,247	Liberty Media Corp. – Interactive Class A*	12,178,335
114,713	Urban Outfitters, Inc.*	4,107,872

		23,231,127

Semiconductors & Semiconductor Equipment – 1.5%
879,750	ON Semiconductor Corp.*	8,691,930
162,388	Xilinx, Inc.	4,706,004

		13,397,934

Software & Services – 4.0%
300,035	Adobe Systems, Inc.*	9,235,077
194,925	BMC Software, Inc.*	9,188,765
104,475	Check Point Software Technologies Ltd.*	4,833,014
329,902	Parametric Technology Corp.*	7,432,692
104,600	Quest Software, Inc.*	2,901,604
76,656	VeriFone Systems, Inc.*	2,955,855

		36,547,007

Technology Hardware & Equipment – 1.3%
130,819	Amphenol Corp. Class A	6,904,627
121,076	Polycom, Inc.*	4,719,542

		11,624,169

Telecommunication Services – 3.4%
302,553	CenturyLink, Inc.	13,968,872
660,686	Clearwire Corp. Class A*	3,402,533
3,156,736	Sprint Nextel Corp.*	13,352,993

		30,724,398

Transportation – 2.1%
803,437	JetBlue Airways Corp.*	5,310,719
178,968	Kansas City Southern*	8,565,408
97,609	Ryder System, Inc.	5,138,138

		19,014,265

Utilities – 10.7%
49,470	Alliant Energy Corp.	1,819,012
576,014	CMS Energy Corp.	10,713,861
101,797	DPL, Inc.	2,617,201
194,919	Edison International	7,523,874
89,853	FirstEnergy Corp.	3,326,358
272,361	Northeast Utilities	8,682,869
503,263	NV Energy, Inc.	7,070,845
130,400	Pinnacle West Capital Corp.	5,405,080
378,763	PPL Corp.	9,969,042
82,432	Progress Energy, Inc.	3,584,143
267,292	SCANA Corp.	10,852,055
175,725	Sempra Energy	9,222,048
96,938	Westar Energy, Inc.	2,438,960
633,946	Xcel Energy, Inc.	14,929,428

		98,154,776

TOTAL COMMON STOCKS
(Cost $737,456,891)		$901,030,253

Shares	Rate	Value

Short-term Investment(a) – 2.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
20,195,657	0.043%	$20,195,657
(Cost $20,195,657)

TOTAL INVESTMENTS – 100.6%
(Cost $757,652,548)		$921,225,910

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(5,041,732)

NET ASSETS – 100.0%		$916,184,178

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities
December 31, 2010

Assets:

Investments in securities, at value (identified cost $757,652,548)	$921,225,910
Receivables:
Dividends	1,378,261
Fund shares sold	42,231

Total assets	922,646,402

Liabilities:

Payables:
Investment securities purchased	4,614,068
Fund shares redeemed	1,055,695
Amounts owed to affiliates	660,753
Accrued expenses	131,708

Total liabilities	6,462,224

Net Assets:

Paid-in capital	978,353,264
Accumulated undistributed net investment income	2,729,154
Accumulated net realized loss from investment transactions	(228,471,602)
Net unrealized gain on investments	163,573,362

NET ASSETS	$916,184,178

Net Assets:
Institutional	$769,552,201
Service	146,631,977

Total Net Assets	$916,184,178

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	54,578,096
Service	10,384,185

Net asset value, offering and redemption price per share:
Institutional	$14.10
Service	14.12

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2010

Investment income:

Dividends	$13,556,892
Securities lending income — affiliated issuer	33,720

Total investment income	13,590,612

Expenses:

Management fees	7,128,198
Distribution and Service fees — Service Shares	313,386
Printing and mailing costs	214,357
Transfer Agent fees(a)	178,190
Custody and accounting fees	87,898
Professional fees	77,601
Trustee fees	16,389
Other	27,376

Total expenses	8,043,395

NET INVESTMENT INCOME	5,547,217

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $263,675)	140,458,763
Securities lending reinvestment vehicle transactions — affiliated issuer	26,974
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	51,132,221
Securities lending reinvestment vehicle — affiliated issuer	(67,665)

Net realized and unrealized gain from investment transactions	191,550,293

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,097,510

(a)	Institutional and Service Shares had Transfer Agent fees of $153,121 and $25,069, respectively.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2010	December 31, 2009

From operations:

Net investment income	$5,547,217	$12,170,021
Net realized gain (loss) from investment transactions	140,485,737	(145,586,797)
Net change in unrealized gain on investments	51,064,556	380,146,294

Net increase in net assets resulting from operations	197,097,510	246,729,518

Distributions to shareholders:

From net investment income
Institutional Shares	(4,764,554)	(13,210,185)
Service Shares	(592,691)	(1,663,339)

Total distributions to shareholders	(5,357,245)	(14,873,524)

From share transactions:

Proceeds from sales of shares	52,232,265	41,603,690
Reinvestment of distributions	5,357,245	14,873,524
Cost of shares redeemed	(289,923,397)	(191,673,776)

Net decrease in net assets resulting from share transactions	(232,333,887)	(135,196,562)

TOTAL INCREASE (DECREASE)	(40,593,622)	96,659,432

Net assets:

Beginning of year	956,777,800	860,118,368

End of year	$916,184,178	$956,777,800

Accumulated undistributed net investment income	$2,729,154	$2,682,726

The accompanying notes are an integral part of these financial statements.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		turnover
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - Institutional	$11.35	$0.08		$2.76	$2.84	$(0.09)	$—	$(0.09)	$14.10	25.00%	$769,552	0.87%		0.87%		0.65%		88%
2010 - Service	11.37	0.05		2.76	2.81	(0.06)	—	(0.06)	14.12	24.69	146,632	1.12		1.12		0.44		88

2009 - Institutional	8.66	0.14	(c)	2.73	2.87	(0.18)	—	(0.18)	11.35	33.15	834,376	0.86		0.86		1.46	(c)	111
2009 - Service	8.68	0.12	(c)	2.73	2.85	(0.16)	—	(0.16)	11.37	32.78	122,402	1.11		1.11		1.21	(c)	111

2008 - Institutional	14.02	0.14	(d)	(5.34)	(5.20)	(0.14)	(0.02)	(0.16)	8.66	(36.97)	748,682	0.84		0.84		1.16	(d)	93
2008 - Service	14.03	0.11	(d)	(5.34)	(5.23)	(0.10)	(0.02)	(0.12)	8.68	(37.13)	111,437	1.09		1.09		0.91	(d)	93

2007 - Institutional	16.09	0.14	(e)	0.39	0.53	(0.13)	(2.47)	(2.60)	14.02	3.20	1,559,013	0.87	(f)	0.87	(f)	0.85	(e)(f)	84
2007 - Service	16.09	0.12	(e)	0.40	0.52	(0.11)	(2.47)	(2.58)	14.03	3.16	225,190	0.97	(f)	1.12	(f)	0.75	(e)(f)	84

2006 - Institutional	15.53	0.13		2.39	2.52	(0.16)	(1.80)	(1.96)	16.09	16.16	1,673,896	0.86		0.87		0.80		57
2006 - Service (Commenced January 9, 2006)	15.96	0.12		1.95	2.07	(0.14)	(1.80)	(1.94)	16.09	12.91	273,903	0.96	(g)	1.12	(g)	0.72	(g)	57

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.37% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.06% of average net assets.
(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.
(g)	Annualized

The accompanying notes are an integral part of these financial statements.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2010

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2010:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$901,030,253	$—	$—
Short-term Investment	20,195,657	—	—

Total	$921,225,910	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2010, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Over	Effective
$2 billion	$3 billion	$3 billion	$8 billion	Rate

0.80%	0.72%	0.68%	0.67%	0.80%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee computed daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 30, 2011, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2010, GSAM did not make any reimbursements to the Fund.
As of December 31, 2010, amounts owed to affiliates were approximately $615,000, $30,400 and $15,400 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2010, Goldman Sachs earned approximately $74,000 in brokerage commissions from portfolio transactions on behalf of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2010, were $770,977,293 and $997,363,296, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. Effective May 26, 2010, the Fund no longer participated in the securities lending program. During its participation in this securities lending program, and in accordance with the Fund’s securities lending procedures, the Fund received cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities was determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they were traded, and any additional required collateral was delivered to the Fund on the next business day.
The Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and was managed by GSAM, for which GSAM may have received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $3,074, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2010, GSAL earned $3,690 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the fiscal year ended December 31, 2010 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Year	Shares Bought	Shares Sold	End of Year	of Year

70,462	35,481	(105,943)	—	$—

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2010

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2010 was as follows:

	2009	2010

Distributions paid from ordinary income	$14,873,524	$5,357,245

As of December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,522,538

Capital loss carryforward:(1)
Expiring 2016	(23,257,351)
Expiring 2017	(198,932,335)

Total capital loss carryforward	$(222,189,686)

Timing differences (certain REIT dividends)	131,894
Unrealized gains — net	157,366,168

Total accumulated losses — net	$(62,169,086)

(1)	Expiration occurs on December 31 of the year indicated. The Fund utilized $122,105,675 of capital losses in the current fiscal year.

As of December 31, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$763,859,742

Gross unrealized gain	165,651,443
Gross unrealized loss	(8,285,275)

Net unrealized security gain	$157,366,168

The difference between GAAP-basis and tax basis unrealized losses are attributable primarily to wash sales and the differences related to the tax treatment of partnership and real estate investment trust investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $143,544 from accumulated undistributed net investment income to accumulated net realized loss from investment transactions. This reclassification has no impact on the net asset value of the Fund and results primarily from the differences in the tax treatment of real estate investment trust investments and underlying fund investments.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	2,606,517	$31,970,939	4,258,252	$39,092,639
Reinvestment of distributions	337,912	4,764,554	1,159,806	13,210,185
Shares redeemed	(21,886,065)	(265,055,214)	(18,316,480)	(168,736,934)

	(18,941,636)	(228,319,721)	(12,898,422)	(116,434,110)

Service Shares
Shares sold	1,609,166	20,261,326	270,915	2,511,051
Reinvestment of distributions	41,975	592,691	145,779	1,663,339
Shares redeemed	(2,031,654)	(24,868,183)	(2,486,621)	(22,936,842)

	(380,513)	(4,014,166)	(2,069,927)	(18,762,452)

NET DECREASE	(19,322,149)	$(232,333,887)	(14,968,349)	$(135,196,562)

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers, and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2011

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/10	12/31/10		12/31/10*
Institutional
Actual	$1,000	$1,290.90		$5.02
Hypothetical 5% return	1,000	1,020.82	+	4.43

Service
Actual	1,000	1,290.00		6.46
Hypothetical 5% return	1,000	1,019.56	+	5.70

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.12% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Credit Strategies Fund. As of December 31, 2010, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 77 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2010, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

25

TRUSTEES
Ashok N. Bakhru, Chairman
Donald C. Burke*
John P. Coblentz, Jr.
Diana M. Daniels
Joseph P. LoRusso*
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
*Effective August 19, 2010	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2011 Goldman Sachs. All rights reserved.
VITMIDCAR11/47823.MF.MED.TMPL/2/2011

Goldman
Sachs Variable Insurance Trust

                               Goldman Sachs
                               Strategic International Equity Fund

Annual Report
December 31, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust- Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs International Equity Portfolio Management Team discusses the performance of Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Strategic International Equity Fund (the “Fund”) and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 10.36% and 10.09%, respectively. These returns compare to the 7.75% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”), during the same time period. Effective March 1, 2010, the Fund changed its benchmark from the MSCI EAFE Index (gross, unhedged) to the MSCI EAFE Index. During the Reporting Period, the average annual total return of the MSCI EAFE Index (gross, unhedged) was 8.21%.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

While international equity markets ended the first half of the year in negative territory, a strong rally in the last four months of the Reporting Period enabled most major international equity indices to cap 2010 on a note of optimism. The MSCI EAFE Index (gross, unhedged) rose 8.11% in December, lifting fourth quarter gains to 6.65% and annual returns to 8.21% (all returns in U.S. dollar terms). The materials sector posted the strongest performance during the fourth quarter, reflecting strength in the demand for commodities, such as copper, where futures prices in December blew past previous peak levels from 2006. Energy stocks were similarly strong during the fourth quarter, as oil prices climbed back over $90 per barrel during December, a high for the year and a level not seen since late 2008.

For the Reporting Period as a whole, cyclical stocks led returns, as investors focused on the strong growth and demand from outside the developed markets. As a result, the consumer discretionary sector, particularly auto stocks, and the industrials and materials sectors outperformed. More defensive sectors, such as utilities and health care, lagged both in the fourth quarter and for the full year.

From a regional perspective, currency played a major role in equity returns during the Reporting Period. While the exceptional strength of the yen weighed heavily on Japanese equity market performance in local currency terms, the returns from the currency made it the best performing market for the year in U.S. dollar terms. Conversely, European equities far outperformed Japanese equities in local currency terms for the Reporting Period, but significantly underperformed both the U.S. and Japanese equity markets in U.S. dollar terms, given the euro’s weakness and the yen’s strength.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the MSCI EAFE Index due primarily to effective security selection overall.

What were some of the Fund’s best-performing individual stocks?

French aerospace company Safran of the industrials sector was a top contributor to the Fund’s results relative to the MSCI EAFE Index during the Reporting Period. Safran performed well on the back of rising demand and a positive outlook for the year.

Spanish telecommunication services company Telefonica also contributed to Fund performance. We subsequently decided to sell out of the Fund’s position in Telefonica, taking profits, as we believed the stock was fully valued. We also wanted to reduce the Fund’s exposure to Spain’s equity market given the economic conditions in the country and the impact such conditions were having on Spanish consumers.

Banco Santander Central, Spain’s largest bank, was another top performer for the Fund during the Reporting Period. We had initiated the Fund position during the first half of the Reporting Period when its valuation was severely depressed on the back of the European sovereign debt crisis. We decided to sell out of the position, taking profits, after its shares rallied

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

sharply in June and July following positive reports regarding the European bank stress tests and the set-up of the Eurozone sovereign support mechanism.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Japanese electronic parts maker Ibiden detracted from the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Its shares lagged due in part to market concern about earnings deterioration caused by the yen’s appreciation against the U.S. dollar. The company was also impacted by worries about the sustainability of the global economic recovery, though, notably, its earnings momentum remained strong. We sold out of the Fund’s position in Ibiden by the end of the Reporting Period as we believed other companies in the Fund’s portfolio offered more attractive investment opportunities from a risk/reward perspective.

Shares of Italian bank UniCredit detracted from the Fund’s results despite proving more resilient than other peripheral European banks during the Reporting Period. We continued to hold the position. As Italy has not gone through a property bubble, we believe Italian banks remain well funded and well capitalized. In our view, UniCredit in particular offers exposure to growth markets in Eastern Europe, toward which it is refocusing under the leadership of a new Chief Executive Officer.

The Fund’s overall positioning in the health care sector contributed positively to its relative results. However, global pharmaceutical company Roche was a significant detractor from Fund performance during the Reporting Period. We sold out of the Fund’s position in Roche given a material change in the company’s fundamentals. More specifically, Roche experienced a number of setbacks, including its high profile cancer drug Avastin receiving a negative recommendation from the U.S. Food and Drug Administration (FDA). In addition, the breast cancer drug Roche has been developing received a Refuse to File letter, and its diabetes drug showed negative side effects, thereby reducing its commercial potential.

Which equity market sectors most significantly affected Fund performance?

Security selection within the industrials, telecommunication services and financials sectors contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period.

The only sector that detracted from the Fund’s results was information technology. Although the sector provided positive absolute returns, security selection within information technology hurt the Fund’s relative results.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, based on effective individual stock selection, France, Spain and the United Kingdom contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s performance during the Reporting Period were Italy, Sweden and Singapore.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, however we did use derivatives to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales. In this case, we held a basket of index futures. We use index futures to efficiently manage flow activity within the Fund.

Did the Fund make any significant purchases or sales during the Reporting Period?

We established a new Fund position in Total during the Reporting Period. Total is the world’s fourth largest integrated oil and gas company. We believe it has the strongest organic growth profile amongst the integrated oil majors, with long-established relationships in the growing regions of West Africa, the Middle East and Russia. Total enjoys scale benefits that enable it to maintain low exploration and production operating costs per barrel.

We also initiated a Fund position in Admiral Group, a direct sales U.K. motor insurer. We liked the company as it has a capital-light business model, a low cost structure and leadership by a strong, incentivized management team. At the time of purchase, we also believed the stock was attractively valued given its competitive advantages and potential secular growth.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

In addition to those sales already mentioned, we sold out of the Fund’s position in BP, which had performed well since we purchased it in 2008. We were concerned about the potential for operational and reputation-based risks impacting its returns following the Gulf of Mexico disaster.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its country or sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to materials, telecommunication services and industrials increased, and its exposure to utilities, financials and information technology decreased. There were no notable changes in the Fund’s country weightings.

How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

At the end of December 2010, the Fund had modestly greater weightings than the MSCI EAFE Index in the health care, consumer discretionary and telecommunication services sectors. The Fund had underweighted allocations to the financials, consumer staples, materials, industrials and utilities sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in Switzerland, Italy and the United Kingdom compared to the MSCI EAFE Index at the end of December 2010. The Fund had less exposure to Germany, France and Spain than the MSCI EAFE Index at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

As fundamental equity investors, we believe that uncertainty brings opportunities. The new year 2011 begins with improving expectations for global economic growth but concerns over lingering sovereign debt issues in Europe and potentially looming inflation and interest rate increases in high growth markets. As a result, investors have been slow to return to equities. In turn, we considered valuations at the end of 2010 rather compelling given current free cash flow yields versus historical fixed income yields. Also, in our view, the current high equity risk premium may be signaling that the market could be over-estimating risk for equities and therefore under-pricing stocks. Furthermore, company fundamentals at the end of the Reporting Period were actually quite strong and are likely, we believe, to benefit shareholders going forward. We are particularly encouraged by multi-decade high corporate profits and cash levels for U.S. companies, dramatically improved European corporate balance sheets, and strong global demand from the growth markets. In our view, these conditions, combined with low cash and bond yields, may well support stock buybacks, higher dividends and continued merger and acquisition activity in the months ahead.

Finally, we believe equity markets in 2011 may offer better rewards for good stock pickers, as correlations should retreat from their high levels of the past several years, if they indeed follow historical patterns. More importantly perhaps, forward price/earnings ratios converged toward the end of the Reporting Period, so that the market was similarly valuing companies that we believe have very different prospects. Better stock pickers may be able to take advantage of this mispricing by distinguishing between the companies that can sustain their strong fundamentals through the economic cycle and those that cannot — before the market catches on.

We intend to look for well-positioned companies in their respective industries, particularly favoring companies with economies of scale, strong brands and seasoned management. We continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these still uncertain times.

 4

FUND BASICS

Strategic International Equity Fund
as of December 31, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	10.36%	0.22%	1.16%	3.39%	1/12/98
Service	10.09	N/A	N/A	-1.00	1/09/06

1 The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	1.03%	1.03%
Service	1.28	1.28

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

5

FUND BASICS

Portfolio Composition

TOP TEN HOLDINGS AS OF 12/31/103

Holding	% of Net Assets	Line of Business	Country

HSBC Holdings PLC	2.7%	Banks	United Kingdom
Eni SpA	2.4	Energy	Italy
Novartis AG (Registered)	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Total SA	2.0	Energy	France
Reed Elsevier PLC	1.7	Media	United Kingdom
Admiral Group PLC	1.7	Insurance	United Kingdom
Rio Tinto PLC	1.7	Materials	United Kingdom
Vodafone Group PLC	1.6	Telecommunication Services	United Kingdom
UBS AG (Registered)	1.5	Diversified Financials	Switzerland
GlaxoSmithKline PLC	1.5	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom

3 The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary
December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (unhedged, net, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced January 12, 1998)	10.36%	0.22%	1.16%	3.39%
Service (Commenced January 9, 2006)	10.09%	N/A	N/A	−1.00%

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 88.5%

Australia – 0.5%
660,520	CFS Retail Property Trust (REIT)	$1,188,597

Denmark – 2.3%
27,924	Carlsberg A/S Class B (Food, Beverage & Tobacco)	2,802,885
38,837	Christian Hansen Holding A/S (Materials)	794,851
17,363	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,956,194

		5,553,930

Finland – 0.4%
15,148	Outotec Oyj (Capital Goods)	938,480

France – 9.7%
7,024	Air Liquide SA (Materials)	889,334
15,913	Air Liquide SA- Prime De Fidelite (Materials)*	2,014,802
125,729	AXA SA (Insurance)	2,092,801
45,100	BNP Paribas (Banks)	2,872,247
28,508	Compagnie Generale de Geophysicque-Veritas (Energy)*	870,264
66,226	GDF Suez SA (Utilities)	2,378,503
20,919	Remy Cointreau SA (Food, Beverage & Tobacco)	1,481,298
82,119	Safran SA (Capital Goods)	2,910,972
49,956	Societe Generale SA (Banks)	2,687,957
89,270	Total SA (Energy)	4,754,714

		22,952,892

Germany – 5.1%
28,643	BASF SE (Materials)	2,285,782
44,650	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,309,764
28,790	Daimler AG (Registered) (Automobiles & Components)*	1,948,060
39,476	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	2,447,564
30,984	Kabel Deutschland Holding AG (Media)*	1,452,946
3,418	Volkswagen AG Preference Shares (Automobiles & Components)	555,724

		11,999,840

Hong Kong – 2.4%
634,000	BOC Hong Kong (Holdings) Ltd. (Banks)	2,155,933
248,000	Kerry Properties Ltd. (Real Estate)	1,291,164
135,443	Sun Hung Kai Properties Ltd. (Real Estate)	2,247,216

		5,694,313

Ireland – 1.2%
83,801	Kerry Group PLC Class A (Food, Beverage & Tobacco)	2,796,222

Israel – 1.0%
43,112	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	$2,247,429

Italy – 5.8%
202,818	Azimut Holding SpA (Diversified Financials)	1,839,578
78,889	Bulgari SpA (Consumer Durables & Apparel)	854,075
262,535	Eni SpA (Energy)	5,754,050
2,134,921	Telecom Italia SpA (Telecommunication Services)	2,323,618
957,566	UniCredit SpA (Banks)	1,985,181
121,276	Unione di Banche Italiane ScpA (Banks)	1,064,094

		13,820,596

Japan – 23.1%
34,400	Advantest Corp. (Semiconductors & Semiconductor Equipment)	773,422
181,000	Amada Co. Ltd. (Capital Goods)	1,466,842
299,000	Calsonic Kansei Corp. (Automobiles & Components)*	1,188,626
1,034,000	DIC Corp. (Materials)	2,304,672
66,400	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	2,391,641
56,500	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	1,316,490
396,000	Hitachi Ltd. (Technology Hardware & Equipment)	2,102,431
66,800	Honda Motor Co. Ltd. (Automobiles & Components)	2,636,515
39,500	JFE Holdings, Inc. (Materials)	1,369,557
240,300	JX Holdings, Inc. (Energy)	1,626,118
161,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	2,251,755
194,000	Kubota Corp. (Capital Goods)	1,827,696
179,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,838,325
82,000	Mitsubishi Corp. (Capital Goods)	2,210,043
171,000	Mitsubishi Electric Corp. (Capital Goods)	1,786,825
102,000	Mitsubishi Estate Co. Ltd. (Real Estate)	1,885,084
442,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,388,170
46,900	Mitsui & Co. Ltd. (Capital Goods)	771,688
2,721	Monex Group, Inc. (Diversified Financials)	801,954
38,600	MS&AD Insurance Group Holdings, Inc. (Insurance)	963,560
110,800	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	1,187,653

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

209,000	Nippon Express Co. Ltd. (Transportation)	$938,596
40,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	1,862,496
113,600	Nomura Holdings, Inc. (Diversified Financials)	720,800
14,140	ORIX Corp. (Diversified Financials)	1,385,369
39,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,061,505
41,500	Softbank Corp. (Telecommunication Services)	1,430,939
80,200	Sony Corp. (Consumer Durables & Apparel)	2,868,325
48,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,720,787
52,000	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	790,328
150,000	The Iyo Bank Ltd. (Banks)	1,196,714
34,300	The Tokyo Electric Power Co., Inc. (Utilities)	836,321
347,000	Tokyo Gas Co. Ltd. (Utilities)	1,536,607
53,600	Toyota Motor Corp. (Automobiles & Components)	2,110,149
15,510	Yamada Denki Co. Ltd. (Retailing)	1,055,164

		54,603,167

Luxembourg – 0.3%
576,936	Regus PLC (Commercial & Professional Services)	775,649

Netherlands – 2.3%
77,659	ING Groep NV CVA (Diversified Financials)*	757,616
212,973	Koninklijke KPN NV (Telecommunication Services)	3,110,644
60,687	TNT NV (Transportation)	1,604,906

		5,473,166

Singapore – 0.5%
732,000	Global Logistic Properties Ltd. (Real Estate)*	1,232,025

Spain – 0.4%
20,814	Red Electrica Corp. SA (Utilities)	981,200
4,639	Sol Melia SA (Consumer Services)	43,254

		1,024,454

Sweden – 1.3%
34,468	Assa Abloy AB Class B (Capital Goods)	972,297
160,085	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	963,169
94,548	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	$1,095,699

		3,031,165

Switzerland – 10.2%
15,861	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	868,538
49,957	Aryzta AG (Food, Beverage & Tobacco)*	2,307,644
29,291	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	1,722,423
45,376	Julius Baer Group Ltd. (Diversified Financials)	2,124,643
149	Kaba Holding AG (Capital Goods)	63,903
11,534	Kuehne + Nagel International AG (Registered) (Transportation)	1,604,711
245	Lindt & Spruengli AG (Food, Beverage & Tobacco)	739,593
83,565	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,919,104
6,331	Straumann Holding AG (Registered) (Health Care Equipment & Services)	1,449,832
5,407	Sulzer AG (Registered) (Capital Goods)	824,898
9,166	Syngenta AG (Registered) (Materials)	2,686,865
19,823	Temenos Group AG (Software & Services)*	824,103
214,217	UBS AG (Registered) (Diversified Financials)*	3,517,156
24,029	Weatherford International Ltd. (Energy)*	546,114

		24,199,527

United Kingdom – 22.0%
167,305	Admiral Group PLC (Insurance)	3,957,189
201,352	Amlin PLC (Insurance)	1,285,453
45,297	Anglo American PLC (Materials)	2,369,617
64,973	Autonomy Corp. PLC (Software & Services)*	1,528,575
258,275	Balfour Beatty PLC (Capital Goods)	1,262,929
146,807	BG Group PLC (Energy)	2,978,030
40,618	BHP Billiton PLC (Materials)	1,634,141
65,109	Cookson Group PLC (Capital Goods)*	670,502
180,239	GlaxoSmithKline PLC (Pharmaceuticals, Biotechnology & Life Sciences)	3,495,364
207,081	Halfords Group PLC (Retailing)	1,479,524
621,121	HSBC Holdings PLC (Banks)	6,347,969
202,799	Inchcape PLC (Retailing)*	1,131,136

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

112,325	Inmarsat PLC (Telecommunication Services)	$1,181,332
117,577	Intercontinental Hotels Group PLC (Consumer Services)	2,296,752
138,659	Prudential PLC (Insurance)	1,448,606
37,623	Reckitt Benckiser Group PLC (Household & Personal Products)	2,069,832
483,007	Reed Elsevier PLC (Media)	4,079,980
55,368	Rio Tinto PLC (Materials)(a)	3,946,733
76,075	Smiths Group PLC (Capital Goods)	1,478,880
133,675	The Capita Group PLC (Commercial & Professional Services)	1,453,794
115,706	Tullow Oil PLC (Energy)	2,284,918
1,420,761	Vodafone Group PLC (Telecommunication Services)	3,729,720

		52,110,976

TOTAL COMMON STOCKS
(Cost $185,696,236)		$209,642,428

Exchange Traded Funds – 7.9%

Australia – 4.9%
456,874	iShares MSCI Australia Index Fund	$11,622,875

Other – 3.0%
148,000	iShares MSCI Emerging Markets Index Fund	7,047,760

TOTAL EXCHANGE TRADED FUNDS
(Cost $11,016,581)		$18,670,635

Shares	Rate	Value

Short-term Investment(b) – 3.7%

JPMorgan U.S. Government Money Market Fund – Capital Shares
8,783,144	0.043%	$8,783,144
(Cost $8,783,144)

TOTAL INVESTMENTS – 100.1%
(Cost $205,495,961)		$237,096,207

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(324,058)

NET ASSETS – 100.0%		$236,772,149

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

SPI 200 Index	64	March 2011	$7,740,550	$(80,142)

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities
December 31, 2010

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $205,495,961)	$237,096,207
Foreign currencies, at value (identified cost $3,084)	4,706
Receivables:
Dividends, at value	305,860
Foreign tax reclaims, at value	126,011
Fund shares sold	9,010
Reimbursement from investment adviser	8,297

Total assets	237,550,091

Liabilities:

Payables:
Amounts owed to affiliates	206,661
Fund shares redeemed	166,807
Investment securities purchased, at value	148,835
Due to broker — variation margin, at value	106,147
Accrued expenses	149,492

Total liabilities	777,942

Net Assets:

Paid-in capital	340,668,139
Accumulated undistributed net investment income	528,796
Accumulated net realized loss from investment, futures and foreign currency related transactions	(135,968,652)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	31,543,866

NET ASSETS	$236,772,149

Net Assets:
Institutional	$77,558,213
Service	159,213,936

Total Net Assets	$236,772,149

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	8,793,099
Service	18,029,062

Net asset value, offering and redemption price per share:
Institutional	$8.82
Service	8.83

The accompanying notes are an integral part of these financial statements.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2010

Investment income:

Dividends (net of foreign taxes withheld of $444,048)	$5,393,113
Securities lending income — affiliated issuer	77,250
Interest	7,216

Total investment income	5,477,579

Expenses:

Management fees	1,934,150
Distribution and Service fees — Service Class	378,783
Printing and mailing costs	156,873
Custody and accounting fees	135,249
Professional fees	93,337
Transfer Agent fees(a)	45,505
Trustee fees	14,471
Other	13,564

Total expenses	2,771,932

Less — expense reductions	(63,235)

Net expenses	2,708,697

NET INVESTMENT INCOME	2,768,882

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	20,345,945
Securities lending reinvestment vehicle transactions — affiliated issuer	17,096
Futures transactions	125,762
Foreign currency related transactions	(33,100)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(480,682)
Securities lending reinvestment vehicle — affiliated issuer	(13,513)
Futures	(456,255)
Translation of asset and liabilities denominated in foreign currencies	21,204

Net realized and unrealized gain from investment, futures and foreign currency related transactions	19,526,457

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,295,339

(a)	Institutional and Service Shares had Transfer Agent fees of $15,205 and $30,300, respectively.

The accompanying notes are an integral part of these financial statements.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2010	December 31, 2009

From operations:

Net investment income	$2,768,882	$3,349,055
Net realized gain (loss) from investment, futures and foreign currency related transactions	20,455,703	(17,279,593)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(929,246)	68,649,680

Net increase in net assets resulting from operations	22,295,339	54,719,142

Distributions to shareholders:

From net investment income
Institutional Shares	(1,126,914)	(1,367,314)
Service Shares	(1,932,729)	(2,291,819)

Total distributions to shareholders	(3,059,643)	(3,659,133)

From share transactions:

Proceeds from sales of shares	8,858,275	28,564,731
Reinvestment of distributions	3,059,643	3,659,133
Cost of shares redeemed	(33,755,347)	(31,894,234)

Net increase (decrease) in net assets resulting from share transactions	(21,837,429)	329,630

TOTAL INCREASE (DECREASE)	(2,601,733)	51,389,639

Net assets:

Beginning of year	239,373,882	187,984,243

End of year	$236,772,149	$239,373,882

Accumulated undistributed net investment income	$528,796	$352,277

The accompanying notes are an integral part of these financial statements.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations					Distributions to shareholders
				Net											Ratio of		Ratio of
	Net asset			realized				From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and		Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment		unrealized		investment	investment	realized	Total	end of	Total	year	to average		to average		to average		turnover
Year - Share Class	of year	income(a)		gain (loss)		operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - Institutional	$8.11	$0.11		$0.73		$0.84	$(0.13)	$—	$(0.13)	$8.82	10.36%	$77,558	1.02%		1.05%		1.38%		112%
2010 - Service	8.12	0.09		0.73		0.82	(0.11)	—	(0.11)	8.83	10.09	159,214	1.27		1.30		1.13		112

2009 - Institutional	6.41	0.13		1.71		1.84	(0.14)	—	(0.14)	8.11	28.69	82,015	1.07		1.07		1.80		118
2009 - Service	6.42	0.11		1.71		1.82	(0.12)	—	(0.12)	8.12	28.37	157,359	1.32		1.32		1.51		118

2008 - Institutional	13.76	0.32	(c)	(6.69)		(6.37)	(0.33)	(0.65)	(0.98)	6.41	(45.87)	74,149	1.12		1.12		2.95	(c)	165
2008 - Service	13.76	0.28	(c)	(6.67)		(6.39)	(0.30)	(0.65)	(0.95)	6.42	(46.00)	113,836	1.37		1.37		2.64	(c)	165

2007 - Institutional	14.49	0.20		0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.88	136,785	1.16	(d)	1.16	(d)	1.30	(d)	134
2007 - Service	14.49	0.20		0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.86	225,901	1.18	(d)	1.41	(d)	1.30	(d)	134

2006 - Institutional	12.05	0.22		2.44	(e)	2.66	(0.22)	—	(0.22)	14.49	22.10 (f)	127,795	1.15		1.16		1.64		76
2006 - Service (Commenced January 9, 2006)	12.71	0.22		1.78	(e)	2.00	(0.22)	—	(0.22)	14.49	15.74 (f)	260,251	1.17	(g)	1.41	(g)	1.68	(g)	76

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.12 per share and 1.12% of average net assets.
(d)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.
(e)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.
(f)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (e) above. If restated, the performance would have been 21.69% and 15.26% for Institutional and Service Shares, respectively.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translations — The books and records of the Fund are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2010:

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$20,918,064	$207,394,999	(a)	$—
Short-term Investment	8,783,144	—		—

Total	$29,701,208	$207,394,999		$—

Liabilities
Derivatives	$(80,142)	$—		—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2010, contractual management fees with GSAMI were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.85%	0.77%	0.73%	0.72%	0.71%	0.85%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee computed daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.144% of the average daily net assets of the Fund. Prior to July 1, 2010 the Other Expense limitation was 0.164% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 30, 2011, and prior to such date GSAMI may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2010, GSAMI reimbursed approximately $63,200 to the Fund.
As of December 31, 2010, amounts owed to affiliates were approximately $169,300, $33,400 and $4,000 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2010, Goldman Sachs earned approximately $6,800 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2010

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended December 31, 2010, the Fund entered into futures contracts with respect to a representative index to seek to increase total return. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2010. The value in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore is not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities Location	Liabilities

Equity	Due to broker — variation margin, at value	$(80,142	)(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2010. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$125,762	$(456,255)	92

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2010, were $241,555,756 and $258,773,027, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. Effective May 26, 2010, the Fund no longer participated in the securities lending program. During its participation in this securities lending program, and in accordance with the Fund’s securities lending procedures, the Fund received cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities was determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they were traded, and any additional required collateral was delivered to the Fund on the next business day.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

7. SECURITIES LENDING (continued)

The Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and was managed by GSAM, for which GSAM may have received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $21,502, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2010, GSAL earned $8,579 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the fiscal year ended December 31, 2010 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Year	Shares Bought	Shares Sold	End of Year	of Year

13,790	38,434	(52,224)	—	$—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2010 was as follows:

	2009	2010

Distributions paid from ordinary income	$3,659,133	$3,059,643

As of December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,031,432

Capital loss carryforward:(1)
Expiring 2016	(69,095,795)
Expiring 2017	(63,558,058)

Total capital loss carryforward	$(132,653,853)

Unrealized gains — net	27,726,431

Total accumulated losses — net	$(103,895,990)

(1)	Expiration occurs on December 31 of the year indicated. The Fund had utilized $13,438,292 of capital losses in the current fiscal year.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2010

8. TAX INFORMATION (continued)

As of December 31, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$209,313,396

Gross unrealized gain	30,781,243
Gross unrealized loss	(2,998,432)

Net unrealized security gain	$27,782,811

Net unrealized loss on other investments	(56,380)

Net unrealized gain	$27,726,431

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $467,280 to accumulated undistributed net investment income from accumulated net realized loss from investment transactions. These reclassifications have no impact on the net asset value of the Fund and result primarily from the differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.
GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	177,071	$1,399,863	234,309	$1,485,598
Reinvestment of distributions	128,790	1,126,914	170,701	1,367,314
Shares redeemed	(1,630,467)	(13,247,331)	(1,856,208)	(12,941,114)

	(1,324,606)	(10,720,554)	(1,451,198)	(10,088,202)

Service Shares
Shares sold	950,196	7,458,412	4,165,773	27,079,133
Reinvestment of distributions	220,380	1,932,729	285,763	2,291,819
Shares redeemed	(2,528,885)	(20,508,016)	(2,795,956)	(18,953,120)

	(1,358,309)	(11,116,875)	1,655,580	10,417,832

NET INCREASE (DECREASE)	(2,682,915)	$(21,837,429)	204,382	$329,630

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic International Equity Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers, and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2011

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses
				Paid for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/10	12/31/10		12/31/10*
Institutional
Actual	$1,000	$1,269.60		$5.84
Hypothetical 5% return	1,000	1,020.06	+	5.19

Service
Actual	1,000	1,267.90		7.26
Hypothetical 5% return	1,000	1,018.80	+	6.46

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 1.02% and 1.27% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Credit Strategies Fund. As of December 31, 2010, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 77 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust (Unaudited)*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2010, the Goldman Sachs Strategic International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Goldman Sachs Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.0988 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the fiscal year ended December 31, 2010 from foreign sources was 76.77%. The total amount of foreign taxes paid by the Fund was $0.0135 per share.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso* James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel * Effective August 19, 2010	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2011 Goldman Sachs. All rights reserved.

VITINTLAR11/47821.MF.MED.TMPL/2/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Money Market Fund

Annual Report
December 31, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Money Market Portfolio Management Team discusses the performance of Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund (the “Fund”) and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s standardized 7-day current yield was 0.01% and its standardized 7-day effective yield was 0.01% as of December 31, 2010. The Fund’s one-month simple average yield was 0.01% as of December 31, 2010. The Fund’s 7-day distribution yield as of December 31, 2010 was 0.01%.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein mixed economic conditions, Federal Reserve System (the Fed) policy and government regulation initiatives had great effect on the money markets. Yields in the money markets remained low throughout.

The first quarter of 2010 was characterized by relatively mixed economic data but generally improving investor sentiment. As the quarter began in January, sentiment was generally negative, as investors questioned the robustness of the economic recovery. There were also concerns about the potential impact of withdrawal of government stimulus programs and the eventual tightening of monetary policy. The labor market was still soft, and there were various signs that earlier improvements seen in the employment data were more the result of reduced layoffs than increased hires. All of these factors, combined with President Obama’s proposal of the Financial Crisis Responsibility Fee and other initiatives designed to limit the size and trading activities of financial institutions in order to minimize risk taking, sparked a sell-off across risky assets early in the quarter. By the end of March, more encouraging data had been posted. The labor market, however, remained weak, although job losses seemed to be stabilizing. The Fed’s policy statement in March indicated that it intended to maintain the “low for long” theme with respect to the targeted federal funds rate.

The second quarter of the year saw yields on U.S. Treasuries hit lows that had not been seen in some time. We believe such a rally in U.S. Treasuries was primarily due to fears surrounding the debt sustainability of European peripheries, the possible impact of U.S. financial regulation reform on banks’ profitability and balance sheets, signs of heat running out of the Chinese economy, and a slowdown in the recovery of global economic growth. Europe’s fiscal problems came to a head in May, forcing policymakers to announce a EUR750 billion backstop for the sovereign debt of Eurozone peripheral countries. The European Central Bank, in turn, began directly purchasing government bonds. U.S. Treasuries rallied strongly, with interest rates moving lower across the yield curve, or spectrum of maturities. As Treasury yields fell, the gap in yields between Treasury securities and the relatively steady short-term interest rate narrowed.

The global economic recovery continued in the third quarter, although data also pointed to slowing momentum. Policymakers in the U.S. returned their focus to options for further stimulus, thus clearing the way for a possible resumption of quantitative easing, or asset purchases by the Fed. These economic and policy conditions kept downward pressure on benchmark government yields, such that, in the U.S., the two-year Treasury yield fell to a historic low around 0.50%. Though U.S. economic growth had slowed, in our view, it continued to follow a historical pattern whereby activity grows rapidly as the economy exits recession and then experiences a mid-cycle pause before settling into a more sustainable rate. Earlier gains in U.S. industrial production and business investment leveled out, and though activity slowed across the manufacturing and services sectors, these sectors still continued to expand. The exception to this pattern in the U.S. was consumer demand, which remained constrained by ongoing job losses and a persistently weak housing market.

In the fourth quarter, the global economy appears to have regained momentum following the mid-year slowdown that raised concerns about a double-dip recession. U.S. Treasury yields reversed their declining trend, although yields at the short-term end of the curve, remained low, anchored by the Fed keeping the targeted federal funds rate near zero. Though job creation and the housing market remained weak in the U.S., the recovery did seem to start to broaden beyond the corporate sector

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

with a pick-up in consumer demand. Further stimulus — including extensions of tax cuts and jobless benefits, as well as more quantitative easing by the Fed, formally announced in November — boosted confidence in the recovery and prompted upward revisions to economic growth forecasts by many.

Another major factor that impacted the money markets during the Reporting Period was the SEC Rule 2a-7 amendments that became effective May 5, 2010, with required compliance dates staggered throughout 2010. The rule changes adopted by the SEC were designed to strengthen the regulatory requirements governing money market funds and better protect investors. They were also intended to increase the resilience of money market funds to economic stresses. The regulations include revisions designed to increase credit quality, improve liquidity, shorten maturity limits and modify reporting requirements of money market funds. These initiatives, in conjunction with the Dodd-Frank Wall Street Reform and Consumer Protection Act passed into law on July 16, 2010 and Basel III, which is an international regulatory framework for banks announced on September 12, 2010, reformed the money market industry during the Reporting Period.

The combination of all of these factors led the taxable money market yield curve to flatten during the Reporting Period as a whole, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end narrowed. That said, the taxable money market yield curve remained positively sloped, meaning longer-term yields were still somewhat higher than shorter-term yields.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields stayed low throughout the Reporting Period due primarily to the market factors discussed above. As concerns about the debt in peripheral Europe caused volatility in the financial markets, keeping short-term Treasury rates low, we sought to take advantage of the higher rates available in the LIBOR curve by holding asset-backed commercial paper with maturities in the one- to three-month range. LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements. During the second half of the Reporting Period, when LIBOR rates began to decline, we shifted the Fund’s portfolio to a barbelled strategy, wherein we began to purchase longer-dated government agency securities while at the same time maintaining a healthy portion of the Fund’s holdings in maturities of less than a week.

Overall, the Fund was well positioned to take advantage of the interest rate environment during the Reporting Period. That said, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

At the start of the Reporting Period, the Fund’s weighted average maturity was 39 days. As market conditions shifted, especially regarding liquidity in the short-term markets, we adjusted the Fund’s weighted average maturity between 20 days and 40 days for most of the Reporting Period. The Fund’s weighted average maturity was 49 days on December 31, 2010. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

Due to new requirements implemented by the SEC during the Reporting Period, the Fund was required to have a minimum of 10% of its total assets in “daily liquid assets” and 30% of its total assets in “weekly liquid assets”. Although the Fund, for the most part, was meeting this SEC requirement even before the SEC mandated the change, we did increase the Fund’s holdings in securities maturing in less than a week once the new SEC rules became effective in May. This resulted in the Fund’s weighted average maturity being pulled closer to the shorter end of our target range. However, as mentioned, during the second half of the Reporting Period, we implemented a barbelled strategy in managing the Fund’s duration, wherein the Fund purchased longer duration assets but also kept a healthy percentage of its net assets in securities maturing within a week.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposit during the Reporting Period. Our focus was on securities with one- to three-month maturities, although we did make purchases with longer maturities when we saw backups, or falling prices, as we sought to lock in the higher yields then available.

While money market yields were low throughout the Reporting Period, the Fund’s investment strategy helped it provide current income while meeting its two primary objectives — liquidity and capital preservation. The primary focal points for our management team are consistently interest rate risk and credit risk. We were able to navigate interest rate risk by

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

adjusting the Fund’s weighted average maturity as market conditions shifted. We were able to mitigate potential credit risk by buying high quality, creditworthy names, which helped buoy the Fund’s performance.

It is important to note that while one of the goals of the SEC’s recently adopted money market fund rule changes is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices. The Fund maintains an approach to investing that prioritizes the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. As such, the spirit of the SEC’s changes aligns well with our conservative approach to money market investing.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As mentioned earlier, we made adjustments in the Fund’s weighted average maturity between 20 and 40 days through most of the Reporting Period as market conditions shifted. We managed toward the shorter end of this target range when volatility and stress in the market increased due to events such as the European debt crisis or weak economic data. We managed toward the longer end of the range near calendar quarter ends given the need to be fully invested in an environment of decreasing dealer balance sheets and a scarcity of repurchase agreement collateral.

We also placed an increased emphasis on building a higher Fund concentration in overnight securities.

What is the Fund’s tactical view and strategy for the months ahead?

Macroeconomic trends appear to be diverging as we move into 2011, with policymakers across the largest economies pursuing distinctly different goals. In the U.S., weak job creation has led to more monetary and fiscal stimulus. Still, we think the positives in the U.S. and in the emerging economies overall outweigh the challenges in Europe and portray a better picture on the macroeconomic side looking ahead. Thus, we have upgraded our forecasts for economic growth for 2011 and see the U.S. leading the G3 (the three largest developed economies — the U.S., Eurozone and Japan) with an estimated 3.5% Gross Domestic Product (GDP) growth rate. At the same time, we believe the divergent trends across the largest economies point to increased volatility. Whether that volatility is to the upside or downside in growth and risk assets depends largely on how the Eurozone’s sovereign issues unfold.

The Fed is now entering its third year of a massive effort to engineer the U.S. economy’s recovery from the financial crisis and recession. With economic growth still below par and inflation widely considered to be too low, the Fed starts 2011 on a second round of quantitative easing, commonly termed QE2. This latest step in a highly experimental phase of the Fed’s history has stirred controversy not only among U.S. Fed watchers but also in financial circles worldwide.

We expect the Fed to remain on hold throughout 2011, maintaining its near-zero targeted federal funds rate in an effort to help meet its dual mission of price stability and employment. Yet, a more optimistic macroeconomic picture in the U.S., positive asset trends and decreasing volatility may combine to pressure interest rates to rise absent a move by the Fed. As such, we believe duration management may become a more predominant theme in the new year. Should rates indeed start to move up at the short-term end of the yield curve, we may begin to shorten the Fund’s targeted weighted average maturity range. We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above. Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

MONEY MARKET FUND†
Security Type
(Percentage of Net Assets)

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments
December 31, 2010

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Commercial Paper and Corporate Obligations – 26.4%

ABN Amro Funding USA LLC
$1,000,000	0.320%		01/27/11	$999,769
Amstel Funding Corp.
1,000,000	0.380		01/07/11	999,937
Amsterdam Funding Corp.
2,000,000	0.260		01/13/11	1,999,827
Argento Variable Funding Co. LLC
1,000,000	0.370		01/20/11	999,805
Barclays Bank PLC
2,000,000	0.300		02/22/11	1,999,133
Chariot Funding LLC
2,000,000	0.300		03/21/11	1,998,683
Clipper Receivables Co. LLC
2,000,000	0.600		01/20/11	1,999,367
Gemini Securitization Corp.
2,000,000	0.245		01/13/11	1,999,837
Govco LLC
2,000,000	0.290		02/22/11	1,999,162
Hannover Funding Co. LLC
1,000,000	0.700		04/21/11	997,861
Jupiter Securitization Co. LLC
2,000,000	0.300		03/21/11	1,998,683
LMA Americas LLC
2,000,000	0.270		01/12/11	1,999,835
NRW. Bank
2,000,000	0.350		05/09/11	1,997,511
Regency Assets Ltd.
2,537,000	0.280		01/20/11	2,536,625
Royal Park Investments SA
2,000,000	0.310		01/10/11	1,999,845
Tasman Funding, Inc.
2,000,000	0.320		01/24/11	1,999,591
Thames Asset Global Securitization, Inc.
2,000,000	0.280		01/18/11	1,999,736
Windmill Funding Corp.
2,000,000	0.400		04/26/11	1,997,444

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$32,522,651

Municipal Debt Obligation – 0.5%

Texas State TRANS Series 2010
$650,000	2.000%		08/31/11	$656,994

U.S. Government Agency Obligations – 20.8%

Federal Farm Credit Bank(a)
$1,000,000	0.223%		01/27/12	$999,593
200,000	0.330		11/01/12	200,000
Federal Home Loan Bank
1,000,000	0.166	(a)	05/13/11	999,816
900,000	0.211	(a)	05/25/11	899,893
500,000	0.162	(a)	07/11/11	499,839
1,000,000	0.310		10/05/11	999,970
700,000	0.300		10/21/11	700,000
500,000	0.320		12/06/11	499,840

1,000,000	0.320		12/09/11	999,677
400,000	0.350		12/13/11	399,868
100,000	0.350		12/19/11	99,947
1,000,000	0.223	(a)	01/26/12	999,675
1,000,000	0.157	(a)	01/30/12	999,610
1,000,000	0.156	(a)	02/03/12	999,659
Federal Home Loan Mortgage Corp.
5,740,000	0.340	(a)	04/07/11	5,740,262
300,000	0.216	(a)	08/05/11	299,965
4,000,000	0.290		09/13/11	3,991,783
1,400,000	0.182	(a)	01/11/12	1,399,282
Federal National Mortgage Association
3,000,000	0.430		07/07/11	2,993,299
1,000,000	0.291	(a)	12/28/12	999,599

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$25,721,577

U.S. Treasury Obligation – 0.1%

United States Treasury Notes
$100,000	0.750%		11/30/11	$100,404

Variable Rate Municipal Debt Obligations(a) – 2.0%

Colorado Educational & Cultural Facilities Authority VRDN RB Taxable-Nature Conservancy Series 2008 A (Bank of America N.A. SPA)
$1,000,000	0.450%		07/01/33	$1,000,000
New York City GO VRDN Taxable Fiscal Series 2008 Subseries J-13 (Lloyds TSB Bank PLC SPA)
1,500,000	0.410		08/01/19	1,500,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$2,500,000

Variable Rate Obligations(a) – 10.9%

Australia & New Zealand Banking Group Ltd.
$1,000,000	0.291%		01/25/11	$1,000,000
JPMorgan Chase & Co.
3,000,000	0.261		01/20/12	3,000,000
Lloyds TSB Bank PLC
2,000,000	0.286		11/07/11	2,000,000
National Australia Bank Ltd.
1,400,000	0.296		04/06/11	1,400,038
Rabobank Nederland
2,000,000	1.790		04/07/11	2,000,000
1,000,000	0.354		12/16/11	1,000,000
Westpac Securities New Zealand Ltd.
2,000,000	0.341		01/21/11	2,000,000
1,000,000	0.366		11/04/11	1,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$13,400,038

The accompanying notes are an integral part of these financial statements.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Yankee Certificates of Deposit – 7.0%

Banco Santander SA
$600,000	0.370%	02/10/11	$600,000
Cooperatieve Centrale Raiffeisen – Boerenleenbank BA
1,000,000	0.400	10/18/11	1,000,000
Mitsubishi UFJ Financial Group, Inc.
2,000,000	0.300	01/24/11	2,000,000
Royal Bank of Scotland Group PLC
3,500,000	0.480	04/11/11	3,500,000
Societe Generale
1,500,000	0.410	04/08/11	1,500,040

TOTAL YANKEE CERTIFICATES OF DEPOSIT			$8,600,040

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$83,501,704

Repurchase Agreements(b) – 32.2%

BNP Paribas Securities Co.
$4,000,000	0.270%	01/03/11	$4,000,000
Maturity Value: $4,000,090
Collateralized by a corporate security issuer, 8.000%, due 11/15/11. The market value of the collateral, including accrued interest, was $4,200,001.
Deutsche Bank Securities, Inc.
4,000,000	0.500	01/03/11	4,000,000
Maturity Value: $4,000,167
Collateralized by various corporate security issuers, 0.000% to 5.000%, due 04/15/12 to 10/15/25 and various preferred security issuers, 4.750% to 8.500%, due 01/03/11 to 12/01/27. The aggregate market value of the collateral, including accrued interest, was $4,400,364.
Joint Repurchase Agreement Account II
31,800,000	0.247	01/03/11	31,800,000
Maturity Value: $31,800,655

TOTAL REPURCHASE AGREEMENTS			$39,800,000

TOTAL INVESTMENTS – 99.9%			$123,301,704

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			63,710

NET ASSETS – 100.0%			$123,365,414

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(b)	Unless noted, all repurchase agreements were entered into on December 31, 2010. Additional information on Joint Repurchase Agreement Account II appears on pages 8-9.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or for floating rate securities, the current reset date, which is based upon current interest rate indices.

Maturity dates represent either the final maturity date on the security, the demand date for puttable securities or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—	General Obligation
RB	—	Revenue Bond
SPA	—	Stand-by Purchase Agreement
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)
December 31, 2010

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2010, the Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $31,800,000 in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Barclays Capital, Inc.	$1,500,000,000	0.25%	01/03/11	$1,500,031,250

BNP Paribas Securities Co.	2,000,000,000	0.15	01/03/11	2,000,025,000

BNP Paribas Securities Co.	800,000,000	0.18	01/03/11	800,012,000

Citibank N.A.	250,000,000	0.31	01/03/11	250,006,458

Citigroup Global Markets, Inc.	1,250,000,000	0.31	01/03/11	1,250,032,291

Credit Suisse Securities (USA) LLC	500,000,000	0.15	01/03/11	500,006,250

Credit Suisse Securities (USA) LLC	525,000,000	0.20	01/03/11	525,008,750

Deutsche Bank Securities, Inc.	1,090,000,000	0.28	01/03/11	1,090,025,433

JPMorgan Securities	750,000,000	0.20	01/03/11	750,012,500

JPMorgan Securities	490,000,000	0.30	01/03/11	490,012,250

Merrill Lynch & Co., Inc.	1,700,000,000	0.25	01/03/11	1,700,035,417

RBS Securities, Inc.	750,000,000	0.20	01/03/11	750,012,500

RBS Securities, Inc.	1,250,000,000	0.40	01/03/11	1,250,041,667

UBS Securities LLC	305,000,000	0.30	01/03/11	305,007,625

Wells Fargo Securities LLC	4,250,000,000	0.25	01/03/11	4,250,088,542

TOTAL				$17,410,357,933

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

At December 31, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	4.50 to 7.35%	10/17/12 to 10/29/37

Federal Farm Credit Bank Principal-Only Stripped Security	0.00	12/16/15

Federal Home Loan Bank	1.375 to 8.290	06/08/12 to 03/14/36

Federal Home Loan Mortgage Corp.	0.00 to 8.00	01/07/11 to 05/01/48

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.00	01/15/12 to 01/15/28

Federal National Mortgage Association	0.00 to 10.35	02/01/11 to 12/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.00	11/15/12 to 01/15/30

Federal National Mortgage Association Principal-Only Stripped Security	0.00	03/23/28

Government National Mortgage Association	4.00 to 6.00	11/15/24 to 11/15/40

U.S. Treasury Interest-Only Stripped Securities	0.00	01/31/11 to 08/15/14

U.S. Treasury Notes	0.625 to 11.250	04/30/11 to 08/15/20

The aggregate market value of the collateral, including accrued interest, was $17,773,671,159.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities
December 31, 2010

Assets:

Investments in securities, at value based on amortized cost	$83,501,704
Repurchase agreements, at value based on amortized cost	39,800,000
Cash	72,536
Receivables:
Fund shares sold	179,774
Reimbursement from investment adviser	37,483
Interest	30,868

Total assets	123,622,365

Liabilities:

Payables:
Fund shares redeemed	157,503
Amounts owed to affiliates	32,837
Accrued expenses	66,611

Total liabilities	256,951

Net Assets:

Paid-in capital	123,365,414

NET ASSETS	$123,365,414

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	123,365,008
Net asset value, offering and redemption price per share	$1.00

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2010

Investment income:

Interest	$443,871

Expenses:

Management fees	341,205
Distribution and Service fees	336,566
Professional fees	82,171
Custody and accounting fees	49,798
Printing and mailing costs	48,700
Transfer Agent fees	26,925
Trustee fees	15,084
Other	11,583

Total expenses	912,032

Less — expense reductions	(469,474)

Net expenses	442,558

NET INVESTMENT INCOME	1,313

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	2,913

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,226

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

From operations:

Net investment income	$1,313	$256,440
Net realized gain from investment transactions	2,913	31,994

Net increase in net assets resulting from operations	4,226	288,434

Distributions to shareholders:

From net investment income	(1,313)	(281,099)
From net realized gains	(8,391)	—
From capital	(1,451)	—

Total distributions to shareholders	(11,155)	(281,099)

From share transactions (at net asset value of $1.00 per share):

Proceeds from sales of shares	49,250,147	36,215,518
Reinvestment of distributions	11,155	281,099
Cost of shares redeemed	(69,236,185)	(88,027,845)

Net decrease in net assets resulting from share transactions	(19,974,883)	(51,531,228)

TOTAL DECREASE	(19,981,812)	(51,523,893)

Net assets:

Beginning of year	143,347,226	194,871,119

End of year	$123,365,414	$143,347,226

Accumulated undistributed net investment income	$—	$5,478

The accompanying notes are an integral part of these financial statements.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

											Ratio of
	Net asset							Net assets,	Ratio of	Ratio of	net investment
	value,	Net		Distributions		Net asset		end of	net expenses	total expenses	income
	beginning	investment		from net		value, end	Total	year	to average	to average	to average
	of year	income(a)		investment income(b)		of year	return(c)	(in 000s)	net assets	net assets	net assets

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010	$1.00	$—	(d)	$—	(d)	$1.00	0.01%	$123,365	0.33%	0.68%	—	%(e)
2009	1.00	0.002	(f)	(0.002	)(f)	1.00	0.15	143,347	0.53	0.77	0.15
2008	1.00	0.02		(0.02)		1.00	2.25	194,871	0.63	0.71	2.27
2007	1.00	0.05		(0.05)		1.00	4.98	205,518	0.48	0.71	4.87
2006(g)	1.00	0.05		(0.05)		1.00	4.65	199,439	0.49	0.71	4.59

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006, is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(d)	Amount is less than $0.0001 per share.
(e)	Amount is less than 0.001% of average net assets.
(f)	Net investment income and distributions from net investment income contain $0.0002 of net realized capital gains and distributions from net realized gains.
(g)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Money Market Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund.

The accompanying notes are an integral part of these financial statements.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — It is the Fund’s policy to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances established by the trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund. Long-term capital gain distributions, if any, are declared and paid annually.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009, were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$9,704	$279,019
Net long-term capital gains	—	2,080

Total taxable distributions	$9,704	$281,099

Tax return of capital	$1,451	—

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for federal income tax purposes.
In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $5,478 to accumulated net realized gain on investments from accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and result primarily from dividend redesignations.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. Under these agreements, the Fund is permitted to deliver or re-pledge these securities.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund’s credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
December 31, 2010

3. FAIR VALUE OF INVESTMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2010. While assets are reported at amortized cost, the Levels below are based on valuation characteristics of the investments’ market value.

	Level 1	Level 2	Level 3

Assets
Corporate Obligations (including repurchase agreements)	$—	$94,322,729	$—
Municipal Debt Obligations	—	3,156,994	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	100,404	25,721,577	—

Total	$100,404	$123,201,300	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, computed daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the Fund’s average daily net assets.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is computed daily and paid monthly and is equal to an annual percentage rate of the Fund’s average daily net assets.

D. Other Expense Agreements — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 30, 2011, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2010, GSAM reimbursed approximately $202,000 to the Fund.

E. Total Fund Expenses — GSAM voluntarily agreed to waive a portion of its management fee attributable to the Fund. Additionally, Goldman Sachs, as distributor and transfer agent, agreed to waive a portion of distribution and service plan fees and transfer agency fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable). The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agent fee credit reductions) in order to determine the Fund’s net

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

annualized expenses for the fiscal year. The Fund is not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers, if any.

Ratio of net expenses to
average net assets
Fee/Expense Type	for the fiscal year ended
(contractual rate, if any)	December 31, 2010

Management Fee (0.205%)#	0.22%
Distribution and Service Fees (0.25%)	0.10
Transfer Agency Fee (0.02%)	0.01
Other Expenses	— (a)

Net Expenses	0.33%

#	Prior to April 30, 2010, the contractual rate was 0.35%.

(a)	Amount is less than 0.005% of average net assets.

For the fiscal year ended December 31, 2010, GSAM and Goldman Sachs waived approximately $50,000, $198,000, and $20,000 in management, distribution and service, and transfer agent fees, respectively.
For the fiscal year ended December 31, 2010, the amounts owed to affiliates of the Fund were approximately $22,000, $9,000, and $2,000 for management, distribution and service fees, and transfer agent fees, respectively.

F. Line of Credit Facility — As of December 31, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

5. OTHER RISKS

Fund Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

Interest Rate Risk — In a declining interest rate environment, low yields on the Fund’s holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive certain fees (such as distribution and service, transfer agency and management fees) which can fluctuate daily.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
December 31, 2010

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

 18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Money Market Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2011

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses
				Paid for
	Beginning	Ending		the
	Account	Account		6 Months
	Value	Value		Ended
	07/01/10	12/31/10		12/31/10*
Actual	$1,000.00	$1,000.00		$1.92
Hypothetical 5% return	1,000.00	1,023.29	+	1.94

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.33%.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)
Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Credit Strategies Fund. As of December 31, 2010, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 77 portfolios, and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso* James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel *Effective August 19, 2010	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, NY 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

Copyright© 2011 Goldman Sachs All rights reserved.

VITMMAR11/47816.MF.MED.TMPL/2/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund

Annual Report
December 31, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Variable Insurance Trust — Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

The Fund may invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations.

The Goldman Sachs Variable Insurance Trust — Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund’s performance may vary substantially from the performance of the benchmark it tracks (S&P 500 Index) as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Goldman Sachs Variable Insurance Trust — Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares or its yield. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

The Goldman Sachs Variable Insurance Trust — Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

MARKET REVIEW

Market Review

Despite heightened uncertainty, the U.S. financial markets posted substantial gains during the 12 months ended December 31, 2010 (the “Reporting Period”).

EQUITY MARKETS

U.S. equities, as represented by the S&P® 500 Index, began 2010 with their strongest annual start in over a decade, despite a lack of conviction from underlying economic data. Housing and labor data remained mixed, but investors opted to view this, in combination with statements from the Federal Reserve Board (the Fed), as supportive of ongoing accommodative monetary policy. Further, increasing levels of corporate cash, high productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits.

Investor sentiment turned sharply in late April, and the U.S. equity market broke a four-quarter winning streak with a sharp drop in the second quarter that erased modest gains from the previous quarter and sent most major equity indices into negative territory for the first half of the Reporting Period. The equity markets reflected investor angst regarding the health of Europe’s financial system and the potential that the continent’s sovereign debt dilemma could spark another financial crisis. At the same time, investors became increasingly concerned about growing evidence that the global economy might be losing steam. Indeed, U.S. markets were doused with a number of disappointing economic readings at the end of June. Adding pressure were China’s attempts to cool its nation’s property market along with a decline in Chinese leading economic indicators that fueled fears of slowing global demand. As significant financial reform legislation neared its final stages, investors contemplated the potential impact on large banks that might be forced to spin off or limit ownership in highly profitable businesses.

In the third quarter, U.S. equities roared back on strong corporate earnings announcements as well as news that the U.S. had officially come out of its economic recession in June. Still, concerns remained about the pace of the recovery, evidenced by the Fed’s signaling a willingness to take further stimulative action, if necessary. U.S. equities capped 2010 on a note of optimism. Positive data points from December included robust retail sales figures and strong increases in purchasing and manufacturing surveys.

For the Reporting Period overall, economically-sensitive, cyclical stocks led returns, as investors focused on the strong growth and demand from outside the developed markets. In turn, the consumer discretionary sector, particularly auto stocks, and the industrials and materials sectors, performed best. More traditionally defensive sectors, such as utilities and health care, lagged. Notably, the U.S. equity market outpaced the developed international equity markets, as investors gained confidence in the U.S. economic recovery. U.S. markets also reflected confidence in continued accommodative monetary and fiscal policy. Consistent with investor optimism and preference for cyclical exposure, small-cap and mid-cap stocks significantly outperformed large-cap stocks during the Reporting Period as a whole. Similarly, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (Market segments are as measured by the Russell Indices.)

FIXED INCOME MARKETS

The U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”), had a relatively strong year. It returned 6.54% during the Reporting Period, its highest total return since 2007 when it rose 6.97%.

U.S. Treasury securities, which account for about one-third of the Barclays Capital Index, generated gains, as interest rates fell during the first 10 months of the Reporting Period. The 10-year Treasury note yield fell from 3.8% at the end of 2009 to below 2.4% in October 2010 as the economic recovery appeared to falter and the Fed announced its

MARKET REVIEW

intention to resume bond purchases with a new round of quantitative easing. In the fourth calendar quarter, however, interest rates reversed their decline, and the 10-year Treasury yield ended the year at 3.3%. Bond prices fell as yields increased, and the Barclays Capital Index experienced a negative fourth-quarter return, offsetting some of the gains made during the first three quarters of 2010. The increase in rates during the fourth quarter was due primarily to improving economic data and better economic growth forecasts for 2011, given the Fed’s efforts to stimulate the economy, as well as extensions of tax cuts and other fiscal stimulus measures that were passed by Congress in early December.

Corporate bonds were among the strongest-performing sectors of the U.S. bond market during the Reporting Period, with both investment grade and high yield corporate bonds outperforming Treasuries. The outperformance of corporate bonds was driven by a significant improvement in corporate credit fundamentals and investor demand for higher yields. Corporate balance sheets rebounded in 2010 as the cost-cutting measures implemented during the recession allowed profits to recover quickly when the economy stabilized, leading to record levels of cash on corporate balance sheets. As a result, the default rate in high yield corporate bonds plunged from more than 10% in 2009 to less than 1% in 2010, according to JP Morgan data.

Agency mortgage-backed securities (MBS) also outperformed Treasuries during the Reporting Period. As part of its initial quantitative easing program, the Fed had purchased $1.25 trillion in agency MBS from January 5, 2009 through March 31, 2010, which helped to support the MBS market through the first calendar quarter. However, instead of buying MBS with its second quantitative easing program, announced formally in November, the Fed opted to buy Treasuries when it resumed its bond purchases late in the Reporting Period, thus limiting the sector’s outperformance.

Outside of the U.S., emerging market bonds performed strongly during the Reporting Period. Local emerging market bonds, which are denominated in the issuing government’s local currency, performed even more strongly. Both dollar-denominated and local currency emerging market bonds benefited from strong investor demand for higher yields, with local currency bonds receiving additional support from currency appreciation versus the U.S. dollar.

Looking Ahead

EQUITY MARKETS

We are encouraged that the global economy appears to have entered the next chapter of its recovery and we believe that a transfer is underway from government subsidized stimulus to more self-sustainable growth, led by healthy corporate spending and consumer participation. Recent federal tax policies seem likely to help boost consumer confidence. We are optimistic about corporate profits, which we expect to be driven predominantly by top-line growth rather than by margin expansion. We have seen and expect to continue to see more strategic mergers and acquisitions, private equity transactions and corporate buybacks, further supporting a favorable backdrop for equities. However, not all companies will be beneficiaries of these trends. As correlations are anticipated to decline from 2010 highs, we expect to see greater differentiation between stock performance, thus making effective stock picking increasingly critical.

FIXED INCOME MARKETS

In 2011, we expect macroeconomic trends to diverge, with policymakers across the largest economies pursuing distinctly different goals. In the U.S., weak job creation has led to more monetary and fiscal stimulus. In Europe, policymakers are addressing sovereign credit risk by tightening fiscal policy and resisting monetary expansion. In China and other growth economies, fears of inflation and speculative inflows have prompted monetary

MARKET REVIEW

tightening and in some cases stricter capital controls. Overall, we continue to believe the positives in the U.S. and emerging economies outweigh the challenges in Europe. We have upgraded our forecasts for 2011, and expect to see the U.S. leading the G3 economies (the U.S., Japan and the European Union) with an estimated 3.5% growth rate. However, we also think the divergent trends across the world’s largest economies may lead to increased macro volatility.

From an investment perspective, we believe the macroeconomic backdrop primarily favors growth-sensitive, riskier fixed income assets in the U.S. and emerging market bonds denominated in local currencies. While the U.S. appears poised for stronger growth, we think the Fed is unlikely to pivot in 2011 from quantitative easing to rate hikes. As a result, we expect short-term interest rates to remain anchored at low levels. At the same time, we believe there is a risk of higher longer-term interest rates in 2011 because of the improving macroeconomic backdrop, but Fed purchases through the quantitative easing program could help contain the increase. While the environment appears favorable for riskier fixed income assets, we are cautious about European bonds given the uncertainty about potential contagion from sovereign credit risk. In the major developed markets, we also believe low yields may provide unattractive compensation for the risk of higher rates and longer-term inflation. As capital continues to flow into growth economies, we think local currency emerging market bonds may offer attractive yields, strong fundamentals and upside potential from currency appreciation. We also see opportunity in inflation-linked emerging market bonds, given the growing risk of inflation.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fixed Income Investment Management Team discusses the performance of Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Core Fixed Income Fund (the “Fund”) and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 7.18%. This return compares to the 6.54% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Both top-down and bottom-up strategies contributed to the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed the most to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index. Bottom-up individual issue selection among collateralized securities as well as government and agency securities contributed positively to the Fund’s performance during the Reporting Period.

Detracting most from performance was the Fund’s duration and U.S. yield curve strategy relative to the Barclays Index. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Which fixed income market sectors most significantly affected Fund performance?

The Fund’s exposure to non-agency residential mortgage-backed securities (RMBS) contributed to relative results. Our tactical decision to underweight agency RMBS during the third calendar quarter was advantageous as the sector underperformed, driven by fears of a refinancing wave.

Within the corporate bond sector, issue selection boosted relative performance. Lower credit quality investment grade issues performed strongly during the Reporting Period, and the Fund benefited from its overweighted bias compared with the Barclays Index to these securities. Also, an overweight relative to the Barclays Index in the financial industry enhanced results as the industry generated additional yield relative to the investment grade corporate bond sector as a whole.

An underweighted position in commercial mortgage-backed securities (CMBS) was a drag on the Fund’s performance, as CMBS returned 20.81% during the Reporting Period, significantly outperforming Treasuries.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. During the second calendar quarter, the Fund’s shorter duration position relative to the Barclays Index in the intermediate part of the U.S. yield curve hampered results. Interest rates fell amid a flight to quality and increasing fear that the European sovereign debt crisis might spread. Interest rates continued to fall during the third quarter as the Fed hinted about its plans to implement a second round of quantitative easing. Based on our belief that interest rates would remain low, we extended the Fund’s duration to a longer bias on the yield curve. However, this stance detracted as government bond yields then rose sharply on news of strengthening U.S. economic data.

How did the Fund use derivatives during the Reporting Period?

As market conditions warranted during the Reporting Period, the Fund engaged in forward foreign currency exchange contracts and financial futures contracts to enhance the portfolio return potential and for hedging purposes. In general, we used derivatives for the efficient management of the Fund and to apply active investment views with greater versatility and to afford greater risk management precision. For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund or to introduce a steepening or flattening yield curve bias within the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

Based on our view of interest rates, we tactically shifted the Fund’s duration position from shorter than the Barclays Index during the first half of the Reporting Period to a longer than the Barclays Index position during the second half of the Reporting Period. We increased the Fund’s existing underweight to U.S. Treasuries. In addition, we increased the Fund’s exposure to agency MBS from an underweighted position to an overweighted one. We maintained an overweight to non-agency MBS. We shifted the Fund from an underweight in emerging markets debt to an overweight.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight government securities relative to the Barclays Index. It was overweight agency securities and residential MBS, particularly mortgage pass-throughs. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. The Fund was modestly overweight CMBS, investment grade corporate credit and emerging markets debt relative to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund
as of December 31, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Service	7.18%	4.56%	1/09/06

1 The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.67%	0.79%

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

3 The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investments in investment companies other than those that are exchange traded. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
4 “Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.
5 “Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Core Fixed Income Fund (Commenced January 9, 2006)	7.18%	4.56%

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis
Below, State Street Funds Management, Inc. (“SSgA”), the Subadvisor of Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Equity Index Fund (the “Fund”), discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 14.92%. This return compares to the 15.06% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500 Index were the strongest contributors to the Fund’s performance?

All ten sectors in the S&P 500 Index advanced during the Reporting Period. The best performing sectors were consumer discretionary, industrials and materials. The industries with the strongest performance were automobiles; machinery; real estate management and development; trading companies and distributors; and electrical equipment.

Which sectors and industries in the S&P 500 Index were the weakest contributors to the Fund’s performance?

The health care, utilities and information technology sectors were the weakest contributors. The industries that declined most were diversified consumer services; independent power producers; construction materials; thrifts and mortgage finance; and building products.

Which individual stocks were the top performers, and which were the greatest detractors?

The largest sector by weighting in the S&P 500 Index at the end of the Reporting Period was information technology at a weighting of 18.74%, and it provided one of the Reporting Period’s top performers and three of its top detractors. The leading individual contributors were Apple, General Electric, Citigroup, Exxon Mobil and Chevron. The greatest detractors from S&P 500 Index and Fund returns were Microsoft, Hewlett-Packard, Cisco Systems, Bank of America and Medtronic.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used equity index futures contracts to ensure the portfolio remained almost fully exposed equities following inflows or stock sales. We also used futures contracts to help us buy and sell quickly and have cash available for fund redemptions.

What changes were made to the makeup of the S&P 500 Index during the Reporting Period?

Sixteen stocks were removed from the S&P 500 Index during the Reporting Period. They were Eastman Kodak, King Pharmaceuticals, New York Times A, Office Depot, Pactiv, Smith International, Millipore, Questar, XTO Energy, BJ Services, Black & Decker, IMS Health, Pepsi Bottling Group, Burlington Northern Santa Fe, Affiliated Computer Services and Sun Microsystems.

There were also sixteen additions to the S&P 500 Index during the Reporting Period. They were Cablevision Systems A, F5 Networks, NetFlix, Newfield Exploration, Ingersoll-Rand, Tyco International, ACE Limited, QEP Resources, Carmax, Cerner, ONEOK, Helmerich & Payne, Discovery Communications, Berkshire Hathaway B, Urban Outfitters and NRG Energy.

FUND BASICS

Equity Index Fund
as of December 31, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Service	14.92%	1.47%	1/09/06

1 The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.54%	0.68%

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 12/31/103

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.2%	Energy
Apple, Inc.	2.6	Technology Hardware & Equipment
Microsoft Corp.	1.8	Software & Services
General Electric Co.	1.7	Capital Goods
Chevron Corp.	1.6	Energy
International Business Machines Corp.	1.6	Software & Services
The Procter & Gamble Co.	1.6	Household & Personal Products
AT&T, Inc.	1.5	Telecommunication Services
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.4	Diversified Financials

3 The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

4 The Fund’s composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Equity Index Fund (Commenced January 9, 2006)	14.92%	1.47%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fixed Income Investment Management Team discusses the performance of Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Government Income Fund (the “Fund”) and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 5.19%. This return compares to the 5.41% average annual total return of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index (the “Barclays Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s duration and yield curve positioning detracted from relative results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

On the positive side, both top-down and bottom-up strategies contributed positively. Within our top-down strategies, our cross-sector strategy enhanced relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index. Bottom-up individual issue selection among government and agency securities also added to the Fund’s results during the Reporting Period.

Which fixed income market sectors contributed the most to Fund performance?

Issue selection within agency mortgage-backed securities (MBS) boosted the Fund’s relative performance. During the first calendar quarter, we believed that the implementation of new accounting rules would create incentives for government-sponsored enterprises (GSE) to accelerate their buyouts of delinquent loans, negatively impacting the higher coupon MBS that generally have less creditworthy borrowers. The Fund benefited from its underweight to these higher coupon securities during this period of heightened prepayment volatility. However, these gains were modestly offset during the second quarter when prepayments were muted. As prepayments accelerated during the third quarter, the Fund benefited from its exposure to MBS with prepayment protection and its underweight to MBS that were more susceptible to prepayments.

The Fund’s exposure to non-agency MBS, which are not represented in the Barclays Index, was a strong contributor to its relative performance. Issue selection within the sector also added value. Despite high volatility and weakness in the housing markets, typical of the winter season, non-agency MBS rallied during the first quarter on supportive technicals and improving fundamentals. Despite a short-lived sell-off in May, non-agency MBS continued to perform well during the Reporting Period, driven primarily by supportive supply and demand dynamics.

What sectors detracted from the Fund’s performance?

During the Reporting Period, no fixed income sectors detracted meaningfully from the Fund’s performance relative to the Barclays Index.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. During the second calendar quarter, the Fund’s shorter duration position relative to the Barclays Index in the intermediate part of the U.S. yield curve hampered results. Interest rates fell amid a flight to quality and increasing fear that the European debt crisis might spread. Interest rates continued to fall during the third quarter as the Fed hinted about its plans to implement a second round of quantitative easing. Based on our belief that interest rates would remain low, we extended the Fund’s duration to a longer bias on the yield curve. However, this stance detracted as government yields then rose sharply on news of strengthening U.S. economic data.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

How did the Fund use derivatives during the Reporting Period?

We used futures for the efficient management of the Fund, to apply active investment views with greater versatility, and to afford greater risk management precision. For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund or to introduce a steepening or flattening yield curve bias within the Fund.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

Based on our view of interest rates, we tactically shifted the Fund’s duration position from shorter than the Barclays Index during the first half of the Reporting Period to a longer than the Barclays Index position during the second half of the Reporting Period. In addition, we moved from an underweighted position relative to the Barclays Index in residential mortgage backed securities (RMBS) to an overweighted position. Over the course of the Reporting Period, we gradually increased the Fund’s underweight to government securities.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

The Fund held a duration position similar to the Barclays Index at the end of the Reporting Period. Our most substantial position was in the shorter to intermediate term maturity segment of the yield curve, reflecting our belief that shorter-term yields are well anchored by the Fed’s accommodative stance. In our opinion, the Fed is unlikely to raise rates before 2012. We also maintained a modest position in longer maturities because an improved economic outlook could cause the U.S. yield curve to steepen. Relative to the Barclays Index, the Fund maintained an underweighted allocation to U.S. Treasuries because we expect these securities to underperform spread, or non-Treasury, sectors in the near term.

The Fund had an overweighted exposure to agency MBS at the end of the Reporting Period because we believe their valuations have cheapened in response to rising yields and increased volatility. The Fund was also overweight to mortgage pass-throughs. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. The Fund also had modest exposures to commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and non-agency adjustable-rate mortgages (ARMs), which are not represented in the Barclays Index.

FUND BASICS

Government Income Fund
as of December 31, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Service	5.19%	5.21%	1/09/06

1 The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.81%	1.05%

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

3 The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investments in investment companies other than those that are exchange traded. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
4 “Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.
5 “Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Performance Summary

December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Government Income Fund (Commenced January 9, 2006)	5.19%	5.21%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Management Team discusses the performance of Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Growth Opportunities Fund (the “Fund”) and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 19.36%. This compares to the 26.38% average annual total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s underperformance relative to the Russell Index was largely the result of security selection.

Which equity market sectors most significantly affected Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, stock picks in the information technology, industrials and financials sectors detracted from Fund performance. On the positive side, security selection in the energy sector added value. Underweighted positions in the utilities and health care sectors, which lagged the Russell Index, also contributed.

Which individual stocks detracted significantly from the Fund’s performance during the Reporting Period?

A top detractor during the Reporting Period was FormFactor, which designs and manufactures wafer probe cards used for testing semiconductor chips. Although the company has consistently generated revenue in line with market expectations, its shares traded down on concern that higher-than-expected supply chain costs could push margins lower. Due to these near-term challenges, the company has reorganized its management team in an effort to bring FormFactor back to profitability. In our view, the company has a strong balance sheet with a significant amount of cash, which should help it engineer a turnaround and reduce its long-term cost structure. However, because we believe a full recovery could take longer than we previously estimated, we sold the Fund’s position in the stock.

Electronic payments processor Global Payments also hampered the Fund’s relative results. Although the company reported higher-than-expected earnings, its revenues from Canada — an important market for the firm — were weak. The company also provided lower 2010 earnings guidance. On the positive side, its U.S. sales stabilized following the recession, and the company’s Asian operations experienced strong volume growth. We continue to have significant conviction in Global Payments and expect it to use its solid balance sheet to continue its international growth. We took advantage of weakness in its stock price to add to the Fund’s position during the Reporting Period.

People’s United Financial detracted from the Fund’s relative performance during the Reporting Period. The savings and loan company began to use its excess capital to acquire several smaller banks, but it did not complete any deals of significant size, which pushed down its share price. In our view, People’s United Financial is a well capitalized company with high quality assets, largely because of its strong management practices. The small acquisitions it made during the Reporting Period should also help it expand its geographic footprint.

What were some of the Fund’s best-performing individual stocks?

NetFlix was the top contributor to the Fund’s relative performance. The company has continued to add subscribers, primarily because of its “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers. The service is available via a Roku receiver box and Sony’s BRAVIA line of Internet capable high-definition televisions as well as the Microsoft Xbox 360, Sony Playstation 3 and Nintendo Wii video game consoles. Although we maintained our conviction in the fundamentals of the business, we believed the stock had reached its full valuation and sold the position in August 2010.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

CB Richard Ellis, the world’s leading commercial real estate services firm, contributed to the Fund’s relative performance. During the Reporting Period, it announced better-than-expected earnings, driven by strong revenues in property sales and leasing as well as cost reductions that resulted in significant operating leverage. We continue to have conviction in the company based on the strength of its franchise, its service-oriented business model and its strong management team.

Whiting Petroleum was another top contributor to the Fund’s relative results during the Reporting Period. Its share price rose as the company reported strong drilling results at a number of new wells. The management team has also been disciplined about expenses.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, the Fund purchased Xilinx. A semiconductor chip company, Xilinx is the leader in programmable logic devices (PLDs) that are used around the world in a variety of industries including automotive, broadcast, consumer, medical, and military. The company meets our investment criteria because of its dominant market position and competitive edge in PLDs. In our view, Xilinx is likely to benefit as PLDs take market share from application-specific integrated circuits (ASICs), an alternative semiconductor chip. We believe that PLDs offer significant benefits over ASICs, such as lower development costs, shorter development time and upgradability, and that the market for PLDs will continue to expand. Xilinx is one of only two PLD producers, providing it with pricing power. It also has low fixed costs, which enable it to generate significant free cash flow. Furthermore, the company’s innovative software may serve as a barrier to entry for potential new competitors.

SBA Communications was another addition to the Fund during the Reporting Period. The company is a wireless tower owner and operator, which licenses antennae space on its towers to wireless service providers. We believe the company’s business model is attractive with long-term leases and fixed annual escalation clauses, which provide transparency and predictability to revenue and earnings growth. As demand for mobile content grows, we believe tower leasing will increase as wireless carriers are required to add capacity to support increased usage, network upgrades and improved coverage.

The Fund sold American Tower during the Reporting Period. The stock was a long-term holding with a history of strong performance. Given its larger market capitalization, however, we believed it was no longer suitable as an investment for a mid cap growth equity portfolio.

The Fund also eliminated its position in Biogen Idec. Shares of the biotechnology company had meaningfully appreciated since it was purchased. Our original investment thesis was based on our belief that the market did not fully recognize Biogen’s earnings potential because the company was over-spending on research and development. During the Reporting Period, Biogen announced a significant reduction in spending, resulting in higher earnings power. As its shares rose, we determined that the gap between the company’s intrinsic value and the stock price had narrowed. Therefore, we decided to sell the position.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

There were no notable changes in the Fund’s weightings during the Reporting Period.

How did the Fund use derivatives during the Reporting Period?

The Fund does not use derivatives within its investment process.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweighted positions compared to the Russell Index in the financials, telecommunication services and energy sectors. The Fund had smaller weightings relative to the Russell Index in the materials, health care, industrials, consumer staples, information technology, consumer discretionary and utilities sectors at the end of the Reporting Period.

FUND BASICS

Growth Opportunities Fund
as of December 31, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Service	19.36%	6.52%	1/09/06

1 The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	1.18%	1.43%

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 12/31/103

Holding	% of Net Assets	Line of Business

St. Jude Medical, Inc.	2.6%	Health Care Equipment & Services
Global Payments, Inc.	2.5	Software & Services
Xilinx, Inc.	2.4	Semiconductors & Semiconductor Equipment
SBA Communications Corp. Class A	2.4	Telecommunication Services
Cameron International Corp.	2.2	Energy
PetSmart, Inc.	2.2	Retailing
Polo Ralph Lauren Corp.	2.1	Consumer Durables & Apparel
Staples, Inc.	2.1	Retailing
Northern Trust Corp.	2.1	Diversified Financials
Avon Products, Inc.	2.0	Household & Personal Products

3The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Growth Opportunities Fund (Commenced January 9, 2006)	19.36%	6.52%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments
December 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date		Value

Corporate Obligations – 19.3%

Banks – 5.8%
Bank of America Corp.
$200,000	5.750%	12/01/17		$208,033
375,000	5.625	07/01/20		382,495
225,000	5.875	01/05/21		234,339
BBVA Bancomer SA(a)
425,000	7.250	04/22/20		451,442
Capital One Bank NA
300,000	8.800	07/15/19		368,945
Citigroup, Inc.
225,000	6.375	08/12/14		248,669
600,000	5.000	09/15/14		618,062
325,000	5.375	08/09/20		336,601
Credit Agricole SA(a)(b)(c)
200,000	8.375	12/31/49		205,500
Credit Suisse
250,000	4.375	08/05/20		244,078
Discover Bank
250,000	8.700	11/18/19		293,859
Fifth Third Bank(b)
300,000	0.394	05/17/13		288,368
HSBC Bank NA
900,000	4.875	08/24/20		887,772
Intesa Sanpaolo SpA(a)
500,000	3.625	08/12/15		483,369
JPMorgan Chase Capital XXV Series Y
275,000	6.800	10/01/37		278,380
Lloyds TSB Bank PLC(a)
275,000	6.500	09/14/20		253,009
Merrill Lynch & Co., Inc.
325,000	6.400	08/28/17		347,555
Morgan Stanley & Co.
275,000	5.750	08/31/12		294,164
400,000	5.950	12/28/17		423,304
150,000	6.625	04/01/18		164,143
PNC Bank NA
225,000	6.875	04/01/18		253,958
Regions Financial Corp.
325,000	5.750	06/15/15		319,313
Resona Bank Ltd.(a)(b)(c)
775,000	5.850	09/29/49		774,285
Santander Issuances SA(a)(b)
200,000	5.805	06/20/16		193,901
The Bear Stearns Companies, LLC
500,000	7.250	02/01/18		592,447
The Royal Bank of Scotland Group PLC(a)
425,000	4.875	08/25/14		435,272
Wachovia Bank NA
300,000	6.600	01/15/38		328,217

				9,909,480

Chemicals – 0.3%
The Dow Chemical Co.
500,000	7.600	05/15/14		575,524

Consumer Products – 0.2%
Whirlpool Corp.
125,000	8.000	05/01/12		134,663
175,000	8.600	05/01/14		201,837

				336,500

Diversified Manufacturing – 0.2%
Valmont Industries, Inc.
375,000	6.625	04/20/20		391,274

Electric – 0.6%
Arizona Public Service Co.
250,000	6.375	10/15/11		260,422
Edison International
325,000	3.750	09/15/17		321,497
Progress Energy, Inc.
350,000	7.000	10/30/31		405,055

				986,974

Energy – 2.2%
Anadarko Petroleum Corp.
375,000	6.375	09/15/17		407,541
BP Capital Markets PLC
200,000	5.250	11/07/13		216,947
225,000	3.875	03/10/15		232,029
275,000	4.500	10/01/20		274,470
Dolphin Energy Ltd.(a)
221,496	5.888	06/15/19		237,761
Gazprom Via Gaz Capital SA
350,000	9.250	04/23/19		428,750
Nexen, Inc.
150,000	7.500	07/30/39		163,078
Pemex Project Funding Master Trust
330,000	6.625	06/15/35		331,650
Ras Laffan Liquefied Natural Gas Co. Ltd. III(a)
250,000	5.500	09/30/14		269,698
Suncor Energy, Inc.
250,000	6.100	06/01/18		286,263
Talisman Energy, Inc.
325,000	7.750	06/01/19		399,748
Transocean, Inc.
100,000	4.950	11/15/15		103,207
450,000	6.500	11/15/20		476,722

				3,827,864

Food & Beverage – 0.8%
Anheuser-Busch InBev Worldwide, Inc.
400,000	7.200	01/15/14	(a)	457,438
225,000	4.125	01/15/15		236,624
75,000	7.750	01/15/19	(a)	93,326
Kraft Foods, Inc.
275,000	6.125	08/23/18		313,850
225,000	6.500	02/09/40		250,640

				1,351,878

Food & Drug Retail – 0.3%
CVS Caremark Corp.(b)
450,000	6.302	06/01/62		435,154

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2010

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Healthcare – 0.8%
Boston Scientific Corp.
	$525,000	4.500%	01/15/15	$534,877
Laboratory Corp of America Holdings
	125,000	3.125	05/15/16	122,936
	125,000	4.625	11/15/20	123,253
Life Technologies Corp.
	275,000	6.000	03/01/20	295,969
	275,000	5.000	01/15/21	276,620

				1,353,655

Life Insurance – 1.0%
MetLife Capital Trust X(a)(b)(c)
	300,000	9.250	04/08/38	352,500
MetLife, Inc.
	175,000	4.750	02/08/21	179,172
Prudential Financial, Inc.
	575,000	3.875	01/14/15	590,370
	100,000	4.500	11/15/20	97,860
The Northwestern Mutual Life Insurance Co.(a)
	425,000	6.063	03/30/40	469,431

				1,689,333

Media Cable – 0.3%
Comcast Corp.
	425,000	6.450	03/15/37	455,970

Media Non Cable – 0.4%
NBC Universal, Inc.(a)
	400,000	4.375	04/01/21	387,793
WPP Finance UK
	206,000	8.000	09/15/14	237,056

				624,849

Metals and Mining – 0.7%
Anglo American Capital PLC(a)
	100,000	9.375	04/08/14	120,398
	225,000	9.375	04/08/19	302,655
Freeport-McMoRan Copper & Gold, Inc.
	418,000	8.375	04/01/17	460,845
Teck Resources Ltd.
	300,000	10.750	05/15/19	390,000

				1,273,898

Noncaptive-Financial – 0.2%
Capital One Capital III
	125,000	7.686	08/01/66	125,625
SLM Corp.
AUD	150,000	6.000	05/10/12	145,659

				271,284

Paper – 0.2%
International Paper Co.
	$325,000	7.500	08/15/21	378,054

Pharmaceuticals – 0.2%
Watson Pharmaceuticals, Inc.
	325,000	5.000	08/15/14	344,686

Pipelines – 1.9%
Boardwalk Pipelines LP
	550,000	5.875	11/15/16	599,495
DCP Midstream LLC(a)
	280,000	9.750	03/15/19	361,850
El Paso Pipeline Partners Operating Co. LLC
	150,000	6.500	04/01/20	157,125
Energy Transfer Partners LP
	450,000	5.950	02/01/15	490,788
Enterprise Products Operating LLC
	175,000	5.000	03/01/15	187,938
Tennessee Gas Pipeline Co.
	150,000	8.000	02/01/16	174,085
	200,000	8.375	06/15/32	228,988
The Williams Companies, Inc.
	250,000	8.750	03/15/32	306,763
TransCanada Pipelines Ltd.(b)
	325,000	6.350	05/15/67	320,125
Williams Partners Finance Corp.
	350,000	7.250	02/01/17	406,535

				3,233,692

Property/Casualty Insurance – 1.3%
Alleghany Corp.
	325,000	5.625	09/15/20	318,348
Aspen Insurance Holdings Ltd.
	350,000	6.000	08/15/14	370,660
Axis Specialty Finance LLC
	400,000	5.875	06/01/20	396,310
QBE Insurance Group Ltd.(a)
	225,000	9.750	03/14/14	264,259
Transatlantic Holdings, Inc.
	225,000	8.000	11/30/39	230,127
ZFS Finance USA Trust IV(a)(b)(c)
	675,000	5.875	05/09/32	658,631

				2,238,335

Real Estate Investment Trusts – 1.5%
Developers Diversified Realty Corp.
	275,000	7.500	04/01/17	306,625
Duke Realty LP
	350,000	5.950	02/15/17	369,998
HCP, Inc.
	275,000	6.000	01/30/17	289,933
Healthcare Realty Trust, Inc.
	350,000	5.750	01/15/21	350,298
Kilroy Realty LP
	275,000	5.000	11/03/15	272,781
ProLogis
	100,000	2.250	04/01/37	99,250
	175,000	1.875	11/15/37	173,031
Simon Property Group LP
	350,000	10.350	04/01/19	478,012
Westfield Group(a)
	75,000	5.400	10/01/12	79,509
	125,000	7.500	06/02/14	141,870

				2,561,307

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Tobacco – 0.2%
Altria Group, Inc.
$275,000	9.700%	11/10/18	$361,180

Wireless Telecommunications – 0.2%
Rogers Communications, Inc.
200,000	7.875	05/01/12	217,463
Qwest Corp.
150,000	8.375	05/01/16	177,750

			395,213

TOTAL CORPORATE OBLIGATIONS
(Cost $31,641,640)			$32,996,104

Mortgage-Backed Obligations – 60.0%

Adjustable Rate Non-Agency(b) – 3.0%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$31,852	2.614%	04/25/34	$29,087
Countrywide Alternative Loan Trust Series 2005-38, Class A1
281,707	1.828	09/25/35	183,457
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
111,099	2.833	02/19/34	104,567
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
21,509	3.089	11/20/34	18,039
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
512,400	5.047	09/25/35	414,956
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
1,055,316	0.471	05/25/46	662,186
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
406,093	3.102	07/25/35	367,927
Lehman XS Trust Series 2005-7N, Class 1A1A
418,737	0.531	12/25/35	294,458
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
661,448	1.178	12/25/46	237,169
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
23,801	2.715	09/25/34	21,461
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
52,494	2.602	05/25/34	50,356
Thornburg Mortgage Securities Trust Series 2006-4, Class A2B
1,547,124	0.381	07/25/36	1,519,533
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
31,687	2.707	06/25/34	30,631
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 1A
650,416	1.028	03/25/47	405,992

Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
872,209	5.402	07/25/36	701,271

			5,041,090

Collateralized Mortgage Obligations – 7.8%
Covered Bonds(a) – 4.9%
Companhia de Financement Foncier
400,000	1.625	07/23/12	401,877
500,000	2.125	04/22/13	504,255
DnB NOR Boligkreditt
800,000	2.100	10/14/16	760,797
ING Bank NV
800,000	2.500	01/14/16	780,334
Sparebanken 1 Boligkreditt
1,400,000	1.250	10/25/13	1,390,603
Stadshypotek AB
1,200,000	1.450	09/30/13	1,198,549
The Bank of Nova Scotia
1,800,000	1.450	07/26/13	1,800,220
The Canadian Imperial Bank of Commerce
700,000	2.000	02/04/13	712,515
300,000	2.600	07/02/15	301,635
The Toronto-Dominion Bank
600,000	2.200	07/29/15	590,207

			8,440,992

Interest Only(b)(d)(e) – 0.0%
FNMA REMIC Series 2004-71, Class DI
351,217	0.000	04/25/34	2,602

Planned Amortization Class – 1.4%
FNMA REMIC Series 2003-92, Class PD
2,250,933	4.500	03/25/17	2,310,118

Regular Floater(b) – 1.1%
Arkle Master Issuer PLC Series 2010-2A, Class 1A1(a)
800,000	1.684	05/17/60	798,942
FHLMC REMIC Series 2005-3038, Class XA(e)
16,295	0.000	09/15/35	16,237
FNMA REMIC Series 2007-56, Class GY(e)
3,524	0.000	06/25/37	3,474
Holmes Master Issuer PLC Series 2010-1A, Class A2(a)
300,000	1.671	10/15/54	299,997
Silverstone Master Issuer plc Series 2010-1A, Class A1(a)
800,000	1.684	01/21/55	800,807

			1,919,457

Sequential Fixed Rate – 0.4%
National Credit Union Administration Guaranteed Notes Series 2010-C1, Class APT
696,549	2.650	10/29/20	677,835

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$13,351,004

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)

Commercial Mortgage-Backed Securities – 6.4%
Adjustable Rate Non-Agency(b) – 0.7%
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
$1,200,000	5.737%	05/15/43		$1,292,116

Agency Multi-Family – 0.1%
GNMA
200,000	3.950	07/15/25		200,954

Sequential Fixed Rate – 5.6%
CWCapital Cobalt Ltd. Series 2006-C1, Class A4
1,052,000	5.223	08/15/48		1,087,319
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
2,618,120	6.269	12/10/35		2,734,312
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4
1,200,000	5.444	03/10/39		1,267,972
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A4
1,500,000	4.738	07/15/42		1,590,158
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,700,000	4.740	11/13/36		2,820,660

				9,500,421

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$10,993,491

Federal Agencies – 42.8%
Adjustable Rate FHLMC(b) – 1.6%
$1,814,170	2.589%	09/01/35		$1,901,686
786,896	4.775	10/01/35		820,812

				2,722,498

Adjustable Rate FNMA(b) – 1.6%
599,781	2.202	05/01/33		621,245
860,681	2.582	05/01/35		898,338
1,101,931	2.843	09/01/35		1,160,434

				2,680,017

FHLMC – 9.0%
3,760	7.000	11/01/11		3,841
2,463	7.000	12/01/11		2,516
33,285	7.500	06/01/15		36,317
146,480	7.000	07/01/16		158,783
660,015	5.500	02/01/18		711,305
50,174	5.500	04/01/18		54,073
17,851	4.500	09/01/18		18,813
89,625	5.500	09/01/18		96,589
10,039	9.500	08/01/19		11,208
216,450	6.500	10/01/20		240,010
34,974	4.500	07/01/24		36,929
192,194	4.500	11/01/24		202,938
44,446	4.500	12/01/24		46,930
64,170	6.000	03/01/29		70,520
41,766	7.500	12/01/29		48,030
390,045	7.000	05/01/32		435,618

1,230	6.000	08/01/32		1,351
212,577	7.000	12/01/32		237,415
41,529	5.000	12/01/35		43,672
48,142	6.000	09/01/37		52,845
74,212	6.000	02/01/38		81,507
290,208	6.000	07/01/38		318,610
52,266	6.000	10/01/38		57,478
15,931	6.000	11/01/38		17,460
914,192	4.500	09/01/39		942,975
93,325	4.500	10/01/39		96,263
928,199	5.500	01/01/40		988,500
1,000,000	4.500	TBA-30yr	(f)	1,024,922
1,000,000	5.000	TBA-30yr	(f)	1,048,828
2,000,000	4.000	TBA-30yr	(f)	1,985,312
6,000,000	5.500	TBA-30yr	(f)	6,393,282

				15,464,840

FNMA – 27.5%
9,848	6.000	08/01/13		10,676
88,627	7.500	08/01/15		97,127
40,537	6.000	04/01/16		44,095
78,102	6.500	05/01/16		85,085
118,899	6.500	09/01/16		129,528
149,755	6.500	11/01/16		163,143
42,223	6.000	12/01/16		45,929
313,805	6.000	02/01/17		341,772
41,268	7.500	04/01/17		44,174
480,789	6.000	10/01/17		523,637
591,731	5.500	02/01/18		638,905
669,019	5.000	05/01/18		715,466
48,297	6.500	08/01/18		53,027
224,008	7.000	08/01/18		252,764
2,109,459	4.000	09/01/18		2,199,823
326,111	5.000	04/01/19		349,727
9,850	5.000	06/01/23		10,447
693,554	5.500	09/01/23		747,874
133,614	5.500	10/01/23		144,335
28,553	4.500	07/01/24		30,242
441,990	4.500	11/01/24		468,147
151,033	4.500	12/01/24		159,971
6,764	7.000	11/01/25		7,976
44,576	9.000	11/01/25		51,846
186,761	7.000	08/01/26		211,926
1,842	7.000	08/01/27		2,082
12,765	7.000	09/01/27		14,427
66,885	6.000	12/01/27		72,784
384,516	6.000	02/01/29		424,166
355,220	6.000	06/01/29		391,403
1,144	7.000	09/01/29		1,293
63,460	8.000	10/01/29		73,283
24,611	7.000	12/01/29		27,822
1,551	8.500	04/01/30		1,801
7,713	8.000	05/01/30		8,790
26,586	7.000	05/01/32		30,502
194,767	7.000	06/01/32		219,419
247,622	7.000	08/01/32		278,965

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$51,257	8.000%	08/01/32		$59,341
25,113	5.000	08/01/33		26,510
3,409	5.500	09/01/33		3,666
4,290	5.500	02/01/34		4,613
42,432	5.500	12/01/34		46,365
95,991	5.000	04/01/35		101,181
287,082	6.000	04/01/35		316,249
13,995	5.000	09/01/35		14,762
5,753	5.500	09/01/35		6,182
1,068	5.500	04/01/37		1,871
1,257	5.500	05/01/37		1,350
45,648	6.000	06/01/37		50,152
13,872	6.000	07/01/37		15,241
20,074	6.000	10/01/37		22,058
19,550	6.000	11/01/37		21,483
234,801	5.500	12/01/37		251,139
96,062	6.000	12/01/37		105,825
507,297	5.500	01/01/38		542,595
150,957	6.000	02/01/38		165,852
1,539	5.500	03/01/38		1,654
95,873	6.000	03/01/38		105,378
307,883	5.500	05/01/38		329,209
46,386	6.000	05/01/38		51,144
308,010	5.500	06/01/38		329,350
68,037	6.000	06/01/38		74,948
76,981	5.500	07/01/38		82,321
126,577	6.000	07/01/38		139,596
1,914	5.500	08/01/38		2,056
39,055	6.000	08/01/38		43,104
974	5.500	09/01/38		1,047
22,352	5.500	10/01/38		24,017
53,195	6.000	10/01/38		58,710
55,055	6.000	11/01/38		60,763
406,016	5.000	01/01/39		429,003
71,284	4.500	08/01/39		73,476
209,190	4.500	12/01/39		216,078
50,671	4.500	01/01/40		52,340
2,000,000	5.000	TBA-15yr	(f)	2,123,594
3,000,000	3.000	TBA-15yr	(f)	2,929,687
7,000,000	4.000	TBA-30yr	(f)	6,963,359
11,000,000	4.500	TBA-30yr	(f)	11,293,047
10,000,000	5.500	TBA-30yr	(f)	10,699,219

				46,913,914

GNMA – 3.1%
4,010	7.000	03/15/12		3,958
11,886	7.000	10/15/25		13,589
19,035	7.000	11/15/25		21,764
2,991	7.000	02/15/26		3,423
11,743	7.000	04/15/26		13,437
6,779	7.000	03/15/27		7,740
112,740	7.000	11/15/27		128,727
6,544	7.000	01/15/28		7,477
41,230	7.000	02/15/28		47,103
15,812	7.000	03/15/28		18,065
4,154	7.000	04/15/28		4,746

12,165	7.000	06/15/28		14,651
28,446	7.000	07/15/28		32,498
15,384	7.000	08/15/28		17,576
38,661	7.000	09/15/28		44,169
4,422	7.000	11/15/28		5,052
5,283	7.500	11/15/30		5,935
3,280	7.000	10/15/31		3,747
26,109	7.500	10/15/32		31,059
745,348	6.000	08/20/34		820,008
2,000,000	3.500	TBA-30yr	(f)	1,925,000
2,000,000	4.500	TBA-30yr	(f)	2,070,781

				5,240,505

TOTAL FEDERAL AGENCIES				$73,021,774

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $102,168,653)				$102,407,359

Agency Debentures – 1.0%

FHLMC
$600,000	5.250%	04/18/16		$684,453
Tennessee Valley Authority(g)
900,000	5.375	04/01/56		966,921

TOTAL AGENCY DEBENTURES
(Cost $1,576,592)				$1,651,374

Asset-Backed Securities – 1.3%

Home Equity – 0.2%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$165,178	7.000%	09/25/37		$120,840
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
207,787	7.000	09/25/37		145,314

				266,154

Student Loans(b) – 1.1%
College Loan Corp. Trust Series 2006-1, Class A3
1,000,000	0.378	10/25/25		984,384
Goal Capital Funding Trust Series 2010-1, Class A(a)
290,126	0.984	08/25/48		284,428
Knowledgeworks Foundation Series 2010-1, Class A
292,239	1.238	02/25/42		289,585
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
394,262	1.068	07/27/48		393,409

				1,951,806

TOTAL ASSET-BACKED SECURITIES
(Cost $2,329,302)				$2,217,960

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2010

Principal			Interest	Maturity
Amount			Rate	Date	Value

Foreign Debt Obligations – 7.0%

Sovereign – 6.6%
Federal Republic of Brazil
	$220,000		8.250%	01/20/34	$293,150
	200,000		7.125	01/20/37	238,500
Republic of Peru
	40,000		5.625	11/18/50	37,000
Republic of South Africa Series R204
ZAR	8,300,000		8.000	12/21/18	1,254,431
State of Qatar
	$260,000		5.150	04/09/14	279,500
	560,000	(a)	5.250	01/20/20	593,600
United Kingdom Gilt
GBP	4,200,000		4.500	03/07/13	7,026,109
	1,000,000		2.750	01/22/15	1,602,209

					11,324,499

Supranational – 0.4%
North American Development Bank
	$600,000		4.375	02/11/20	616,839

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $11,922,788)					$11,941,338

Municipal Debt Obligations – 2.0%

California – 0.9%
California State Various Purpose GO Bonds Series 2009
	$325,000		7.500%	04/01/34	$336,294
	450,000		7.550	04/01/39	466,713
California State Various Purpose GO Bonds Series 2010
	140,000		7.950	03/01/36	143,585
	575,000		7.625	03/01/40	599,961

					1,546,553

Connecticut – 0.1%
Connecticut State Health & Educational Facility Authority RB,Series 2007
	150,000		5.000	07/01/42	151,865

Illinois – 0.2%
Illinois State GO Bonds for Build American Bonds, Series 2010-5
	275,000		7.350	07/01/35	269,357

Missouri – 0.5%
Missouri Higher Education Loan Authority RB Asset-Backed Notes,Series 2010 A-1(b)(h)
	909,550		1.234	02/25/11	912,744

New York – 0.3%
Rensselaer Polytechnic Institute Taxable Bonds,Series 2010
	475,000		5.600	09/01/20	489,972

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,345,192)					$3,370,491

Government Guarantee Obligations(i) – 9.9%

Achmea Hypotheekbank NV(a)
	$1,300,000		3.200%	11/03/14	$1,352,551
ANZ National (International) Ltd.(a)
	1,700,000		3.250	04/02/12	1,749,048
BRFkredit AS(a)
	1,700,000		2.050	04/15/13	1,728,703
Commonwealth Bank of Australia(a)
	700,000		2.500	12/10/12	721,463
Danske Bank A/S(a)
	400,000		2.500	05/10/12	409,751
FIH Erhvervsbank A/S(a)
	1,400,000		1.750	12/06/12	1,418,356
	400,000		2.000	06/12/13	406,643
Landwirtschaftliche Rentenbank
	1,400,000		4.125	07/15/13	1,502,067
LeasePlan Corp. NV(a)
	1,000,000		3.000	05/07/12	1,027,364
Royal Bank of Scotland Group PLC(a)
	1,900,000		1.500	03/30/12	1,916,367
Swedbank AB(a)
	900,000		2.800	02/10/12	919,242
Swedish Housing Finance Corp.(a)
	300,000		3.125	03/23/12	308,545
Westpac Banking Corp.(a)
	2,000,000		3.250	12/16/11	2,049,780
	1,200,000		1.900	12/14/12	1,220,294
Westpac Securities NZ Ltd.(a)
	200,000		2.500	05/25/12	204,658

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $16,638,648)					$16,934,832

U.S. Treasury Obligations – 1.9%

United States Treasury Inflation-Protected Securities
	$928,232		2.375%	01/15/25	$1,033,531
	601,722		1.250	07/15/20	616,669
	271,133		2.375	01/15/27	301,339
United States Treasury Principal-Only STRIPS(j)
	2,000,000		0.000	11/15/21	1,332,280

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,185,779)					$3,283,819

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shares	Rate	Value

Short-term Investment(b) – 24.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
41,309,881	0.043%	$41,309,881
(Cost $41,309,881)

TOTAL INVESTMENTS – 126.6%
(Cost $214,118,475)		$216,113,158

LIABILITIES IN EXCESS OF OTHER ASSETS – (26.6)%		(45,392,807)

NET ASSETS – 100.0%		$170,720,351

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $34,038,837, which represents approximately 19.9% of net assets as of December 31, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(c)	Securities with “Call” features and interest rate. Maturity date disclosed is the final maturity date.

(d)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(f)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $48,457,031, which represents approximately 28.4% of net assets as of December 31, 2010.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Maturity date disclosed is the next interest reset date.

(i)	Guaranteed by a foreign government until maturity.

(j)	Issued with zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities
UK	—	United Kingdom

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro Dollar
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand dollar
SEK	—	Swedish Krona
USD	—	United States Dollar
ZAR	—	South African Rand

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2010

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

Barclays Bank PLC	SEK/EUR	3/16/11	$131,957	$2,851
Citibank NA	NZD/USD	3/16/11	127,843	5,790
Credit Suisse (International) Holding AG	EUR/USD	3/16/11	201,740	1,220
Deutsche Bank Securities, Inc.	CAD/EUR	3/16/11	251,137	1,300
	NZD/AUD	3/16/11	205,881	99
	NZD/USD	3/16/11	203,464	8,886
	USD/GBP	1/20/11	1,620,316	20,289
	USD/EUR	1/11/11	85,083	657
HSBC Bank PLC	CHF/EUR	3/16/11	219,436	11,016
	EUR/USD	3/16/11	563,928	1,976
	EUR/GBP	3/16/11	203,076	4,663
	SEK/EUR	3/16/11	207,506	3,094
JPMorgan Chase Bank NA	EUR/USD	3/16/11	376,760	6,995
	NOK/EUR	3/16/11	347,601	12,110
	EUR/GBP	3/16/11	203,076	1,262
Morgan Stanley Co., Inc.	GBP/USD	3/16/11	195,038	953
Royal Bank of Canada	CAD/USD	3/16/11	237,604	5,880
	CAD/EUR	3/16/11	404,537	5,065
	CHF/EUR	3/16/11	408,471	7,663
	EUR/USD	3/16/11	203,076	1,860
Royal Bank of Scotland	CAD/EUR	3/16/11	205,782	1,370
UBS AG	CHF/EUR	3/16/11	213,397	8,985
	JPY/USD	3/16/11	210,872	6,872
Westpac Banking Corp.	AUD/USD	3/16/11	923,037	53,503
	AUD/EUR	3/16/11	205,649	6,581
	EUR/USD	3/16/11	205,748	2,220

TOTAL				$183,160

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Loss

Citibank NA	EUR/USD	3/16/11	$601,212	$(2,765)
	EUR/SEK	3/16/11	200,404	(2,430)
	USD/EUR	3/16/11	203,076	(1,833)
Credit Suisse (International) Holding AG	USD/EUR	3/16/11	207,084	(4,693)
	USD/JPY	3/16/11	383,714	(11,476)
Deutsche Bank Securities, Inc.	GBP/EUR	3/16/11	203,585	(3,499)
	JPY/AUD	3/16/11	123,002	(2,698)
	USD/ZAR	1/31/11	1,277,833	(48,309)
HSBC Bank PLC	GBP/EUR	3/16/11	200,474	(1,266)
	SEK/NOK	3/16/11	128,067	(1,379)
	USD/EUR	3/16/11	199,068	(721)
JPMorgan Chase Bank NA	EUR/CHF	3/16/11	200,404	(5,744)
	EUR/CAD	3/16/11	248,501	(2,309)
	EUR/USD	3/16/11	400,808	(40)
	NOK/JPY	3/16/11	127,397	(1,207)
	USD/EUR	3/16/11	252,641	(4,680)
Royal Bank of Canada	EUR/CAD	3/16/11	200,404	(621)
	GBP/USD	3/16/11	121,544	(698)
	USD/JPY	3/16/11	211,840	(6,840)
	USD/AUD	3/16/11	120,304	(1,194)
	USD/EUR	3/16/11	205,748	(2,336)
	USD/GBP	1/20/11	7,160,637	(19,475)
Royal Bank of Scotland	EUR/CHF	3/16/11	203,076	(9,813)
	USD/EUR	3/16/11	617,244	(9,033)
UBS AG	EUR/CHF	3/16/11	204,412	(10,421)
	GBP/USD	3/16/11	201,015	(1,669)
	USD/EUR	3/16/11	418,176	(8,693)
	USD/JPY	3/16/11	207,453	(4,453)
	USD/CHF	3/16/11	717,055	(43,576)

TOTAL				$(213,871)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Euro-Bobl	34	March 2011	$5,396,674	$(232)
Euro-Bund	44	March 2011	7,367,877	31,753
Eurodollars	(6)	March 2011	(1,494,525)	(2,414)
Eurodollars	(6)	June 2011	(1,493,400)	(3,163)
Eurodollars	(6)	September 2011	(1,491,675)	(3,613)
Eurodollars	(6)	December 2011	(1,489,050)	(3,964)
Eurodollars	(7)	March 2012	(1,733,375)	(4,070)
U.S. Long Bonds	(16)	March 2011	(1,954,000)	(19,632)
U.S. Ultra Long Treasury Bonds	32	March 2011	4,067,000	(44,928)
2 Year U.S. Treasury Notes	40	March 2011	8,756,250	(13,744)
5 Year U.S. Treasury Notes	133	March 2011	15,656,594	(222,987)
10 Year U.S. Treasury Notes	29	March 2011	3,492,687	(63,690)

TOTAL				$(350,684)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 99.7%

Automobiles & Components – 0.9%
63,413	Ford Motor Co.*	$1,064,704
4,000	Harley-Davidson, Inc.	138,680
11,235	Johnson Controls, Inc.	429,177
3,800	The Goodyear Tire & Rubber Co.*	45,030

		1,677,591

Banks – 3.1%
11,700	BB&T Corp.	307,593
3,050	Comerica, Inc.	128,832
13,705	Fifth Third Bancorp	201,189
4,487	First Horizon National Corp.*	52,855
8,700	Hudson City Bancorp, Inc.	110,838
12,749	Huntington Bancshares, Inc.	87,586
15,300	KeyCorp	135,405
2,016	M&T Bank Corp.	175,493
9,100	Marshall & Ilsley Corp.	62,972
6,100	People’s United Financial, Inc.	85,461
8,957	PNC Financial Services Group, Inc.	543,869
21,525	Regions Financial Corp.	150,675
8,400	SunTrust Banks, Inc.	247,884
32,251	U.S. Bancorp	869,809
88,739	Wells Fargo & Co.	2,750,022
2,800	Zions Bancorporation	67,844

		5,978,327

Capital Goods – 8.3%
12,039	3M Co.	1,038,966
10,771	Caterpillar, Inc.	1,008,812
3,400	Cummins, Inc.	374,034
9,200	Danaher Corp.	433,964
7,079	Deere & Co.	587,911
3,101	Dover Corp.	181,254
2,900	Eaton Corp.	294,379
12,696	Emerson Electric Co.	725,830
2,600	Fastenal Co.	155,766
1,000	Flowserve Corp.	119,220
2,982	Fluor Corp.	197,587
6,406	General Dynamics Corp.	454,570
179,908	General Electric Co.	3,290,517
2,137	Goodrich Corp.	188,206
13,008	Honeywell International, Inc.	691,505
8,400	Illinois Tool Works, Inc.	448,560
5,500	Ingersoll-Rand PLC	258,995
3,100	ITT Corp.	161,541
2,100	Jacobs Engineering Group, Inc.*	96,285
2,000	L-3 Communications Holdings, Inc.	140,980
4,951	Lockheed Martin Corp.	346,124
6,500	Masco Corp.	82,290
4,992	Northrop Grumman Corp.	323,382
6,093	PACCAR, Inc.	349,860
2,000	Pall Corp.	99,160
2,748	Parker Hannifin Corp.	237,152
2,400	Precision Castparts Corp.	334,104
3,500	Quanta Services, Inc.*	69,720
6,176	Raytheon Co.	286,196
2,400	Rockwell Automation, Inc.	172,104

2,660	Rockwell Collins, Inc.	154,972
1,600	Roper Industries, Inc.	122,288
1,003	Snap-On, Inc.	56,750
4,500	Textron, Inc.	106,380
12,367	The Boeing Co.	807,070
8,300	Tyco International Ltd.	343,952
15,514	United Technologies Corp.	1,221,262
933	W.W. Grainger, Inc.	128,857

		16,090,505

Commercial & Professional Services – 0.6%
1,800	Avery Dennison Corp.	76,212
2,300	Cintas Corp.	64,308
800	Dun & Bradstreet Corp.	65,672
2,050	Equifax, Inc.	72,980
3,600	Iron Mountain, Inc.	90,036
3,500	Pitney Bowes, Inc.	84,630
3,500	R.R. Donnelley & Sons Co.	61,145
5,310	Republic Services, Inc.	158,556
2,500	Robert Half International, Inc.	76,500
1,400	Stericycle, Inc.*	113,288
8,149	Waste Management, Inc.	300,454

		1,163,781

Consumer Durables & Apparel – 1.1%
5,000	Coach, Inc.	276,550
4,700	D.R. Horton, Inc.	56,071
2,600	Fortune Brands, Inc.	156,650
1,100	Harman International Industries, Inc.*	50,930
2,221	Hasbro, Inc.	104,787
2,500	Leggett & Platt, Inc.	56,900
2,500	Lennar Corp. Class A	46,875
6,151	Mattel, Inc.	156,420
4,733	Newell Rubbermaid, Inc.	86,046
6,459	NIKE, Inc. Class B	551,728
1,100	Polo Ralph Lauren Corp.	122,012
5,413	Pulte Group, Inc.*	40,705
2,752	Stanley Black & Decker, Inc.	184,026
1,500	VF Corp.	129,270
1,359	Whirlpool Corp.	120,720

		2,139,690

Consumer Services – 1.8%
2,100	Apollo Group, Inc. Class A*	82,929
7,400	Carnival Corp.	341,214
2,420	Darden Restaurants, Inc.	112,385
1,100	DeVry, Inc.	52,778
5,500	H&R Block, Inc.	65,505
4,900	International Game Technology	86,681
4,963	Marriott International, Inc. Class A	206,163
17,797	McDonald’s Corp.	1,366,098
12,356	Starbucks Corp.	396,998
3,300	Starwood Hotels & Resorts Worldwide, Inc.	200,574
2,926	Wyndham Worldwide Corp.	87,663

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)

1,300	Wynn Resorts Ltd.	$134,992
7,997	Yum! Brands, Inc.	392,253

		3,526,233

Diversified Financials – 7.5%
17,631	American Express Co.	756,723
4,280	Ameriprise Financial, Inc.	246,314
170,092	Bank of America Corp.	2,269,027
7,833	Capital One Financial Corp.	333,372
491,240	Citigroup, Inc.*	2,323,565
1,139	CME Group, Inc.	366,473
9,317	Discover Financial Services	172,644
3,650	E*Trade Financial Corp.*	58,400
1,656	Federated Investors, Inc. Class B	43,338
2,430	Franklin Resources, Inc.	270,240
1,200	IntercontinentalExchange, Inc.*	142,980
7,800	Invesco Ltd.	187,668
2,800	Janus Capital Group, Inc.	36,316
66,034	JPMorgan Chase & Co.	2,801,162
2,500	Legg Mason, Inc.	90,675
3,200	Leucadia National Corp.	93,376
3,600	Moody’s Corp.	95,544
25,747	Morgan Stanley	700,576
4,200	Northern Trust Corp.	232,722
4,300	NYSE Euronext	128,914
8,571	SLM Corp.*	107,909
8,567	State Street Corp.	396,995
4,400	T. Rowe Price Group, Inc.	283,976
20,815	The Bank of New York Mellon Corp.	628,613
16,842	The Charles Schwab Corp.	288,167
8,677	The Goldman Sachs Group, Inc.(a)	1,459,124
2,500	The NASDAQ OMX Group, Inc.*	59,275

		14,574,088

Energy – 12.0%
8,318	Anadarko Petroleum Corp.	633,499
6,516	Apache Corp.	776,903
7,415	Baker Hughes, Inc.	423,915
1,700	Cabot Oil & Gas Corp.	64,345
4,100	Cameron International Corp.*	207,993
11,017	Chesapeake Energy Corp.	285,450
34,073	Chevron Corp.	3,109,161
24,752	ConocoPhillips	1,685,611
3,700	Consol Energy, Inc.	180,338
6,700	Denbury Resources, Inc.*	127,903
7,372	Devon Energy Corp.	578,776
1,200	Diamond Offshore Drilling, Inc.	80,244
11,630	El Paso Corp.	160,029
4,281	EOG Resources, Inc.	391,326
2,400	EQT Corp.	107,616
85,180	Exxon Mobil Corp.	6,228,362
2,023	FMC Technologies, Inc.*	179,865
15,517	Halliburton Co.	633,559
1,700	Helmerich & Payne, Inc.	82,416
5,000	Hess Corp.	382,700
11,908	Marathon Oil Corp.	440,953

1,700	Massey Energy Co.	91,205
3,300	Murphy Oil Corp.	246,015
4,700	Nabors Industries Ltd.*	110,262
7,118	National-Oilwell Varco, Inc.	478,685
2,300	Newfield Exploration Co.*	165,853
3,000	Noble Energy, Inc.	258,240
13,800	Occidental Petroleum Corp.	1,353,780
4,506	Peabody Energy Corp.	288,294
1,900	Pioneer Natural Resources Co.	164,958
3,050	QEP Resources, Inc.	110,745
2,800	Range Resources Corp.	125,944
1,800	Rowan Companies, Inc.*	62,838
23,118	Schlumberger Ltd.	1,930,353
5,700	Southwestern Energy Co.*	213,351
11,142	Spectra Energy Corp.	278,439
1,900	Sunoco, Inc.	76,589
2,200	Tesoro Corp.*	40,788
9,883	The Williams Companies, Inc.	244,308
9,513	Valero Energy Corp.	219,941

		23,221,552

Food & Staples Retailing – 2.4%
7,387	Costco Wholesale Corp.	533,415
22,964	CVS Caremark Corp.	798,458
6,400	Safeway, Inc.	143,936
3,373	SUPERVALU, Inc.	32,482
9,900	Sysco Corp.	291,060
11,032	The Kroger Co.	246,676
15,700	Walgreen Co.	611,672
33,060	Wal-Mart Stores, Inc.	1,782,926
2,500	Whole Foods Market, Inc.*	126,475

		4,567,100

Food, Beverage & Tobacco – 5.8%
35,226	Altria Group, Inc.	867,264
10,933	Archer-Daniels-Midland Co.	328,865
1,850	Brown-Forman Corp. Class B	128,797
3,300	Campbell Soup Co.	114,675
5,550	Coca-Cola Enterprises, Inc.	138,917
7,200	ConAgra Foods, Inc.	162,576
2,900	Constellation Brands, Inc. Class A*	64,235
3,300	Dean Foods Co.*	29,172
3,900	Dr. Pepper Snapple Group, Inc.	137,124
10,724	General Mills, Inc.	381,667
5,368	H.J. Heinz Co.	265,501
1,200	Hormel Foods Corp.	61,512
4,400	Kellogg Co.	224,752
29,457	Kraft Foods, Inc. Class A	928,190
2,516	Lorillard, Inc.	206,463
2,300	McCormick & Co., Inc.	107,019
3,402	Mead Johnson Nutrition Co. Class A	211,775
2,800	Molson Coors Brewing Co. Class B	140,532
26,762	PepsiCo, Inc.	1,748,361
30,644	Philip Morris International, Inc.	1,793,593
5,890	Reynolds American, Inc.	192,132

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

10,900	Sara Lee Corp.	$190,859
39,180	The Coca-Cola Co.	2,576,869
2,600	The Hershey Co.	122,590
2,034	The J.M. Smucker Co.	133,532
5,400	Tyson Foods, Inc. Class A	92,988

		11,349,960

Health Care Equipment & Services – 3.6%
6,989	Aetna, Inc.	213,234
4,560	AmerisourceBergen Corp.	155,587
9,810	Baxter International, Inc.	496,582
3,923	Becton, Dickinson and Co.	331,572
24,906	Boston Scientific Corp.*	188,538
1,567	C. R. Bard, Inc.	143,804
5,932	Cardinal Health, Inc.	227,255
3,816	CareFusion Corp.*	98,071
1,200	Cerner Corp.*	113,688
4,719	CIGNA Corp.	172,999
2,600	Coventry Health Care, Inc.*	68,640
1,700	DaVita, Inc.*	118,133
2,500	DENTSPLY International, Inc.	85,425
8,974	Express Scripts, Inc.*	485,045
2,900	Humana, Inc.*	158,746
651	Intuitive Surgical, Inc.*	167,795
1,800	Laboratory Corp. of America Holdings*	158,256
4,264	McKesson Corp.	300,100
7,237	Medco Health Solutions, Inc.*	443,411
18,158	Medtronic, Inc.	673,480
1,681	Patterson Companies, Inc.	51,489
2,500	Quest Diagnostics, Inc.	134,925
5,580	St. Jude Medical, Inc.*	238,545
5,900	Stryker Corp.	316,830
8,150	Tenet Healthcare Corp.*	54,524
18,670	UnitedHealth Group, Inc.	674,174
2,100	Varian Medical Systems, Inc.*	145,488
6,664	WellPoint, Inc.*	378,915
3,317	Zimmer Holdings, Inc.*	178,057

		6,973,308

Household & Personal Products – 2.4%
7,500	Avon Products, Inc.	217,950
8,148	Colgate-Palmolive Co.	654,855
6,940	Kimberly-Clark Corp.	437,498
2,400	The Clorox Co.	151,872
2,000	The Estee Lauder Companies, Inc. Class A	161,400
47,295	The Procter & Gamble Co.	3,042,487

		4,666,062

Insurance – 3.9%
5,700	ACE Ltd.	354,825
7,992	Aflac, Inc.	450,989
2,141	American International Group, Inc.*	123,364
5,450	Aon Corp.	250,755
1,800	Assurant, Inc.	69,336
29,159	Berkshire Hathaway, Inc. Class B*	2,335,927
2,668	Cincinnati Financial Corp.	84,549
8,600	Genworth Financial, Inc. Class A*	113,004
5,358	Lincoln National Corp.	149,006
5,347	Loews Corp.	208,052
9,188	Marsh & McLennan Companies, Inc.	251,200
15,281	MetLife, Inc.	679,088
5,432	Principal Financial Group, Inc.	176,866
8,033	Prudential Financial, Inc.	471,617
8,938	The Allstate Corp.	284,943
5,149	The Chubb Corp.	307,086
7,473	The Hartford Financial Services Group, Inc.	197,960
11,282	The Progressive Corp.	224,173
7,784	The Travelers Companies, Inc.	433,647
1,441	Torchmark Corp.	86,085
5,418	Unum Group	131,224
5,400	XL Group PLC	117,828

		7,501,524

Materials – 3.7%
3,600	Air Products & Chemicals, Inc.	327,420
1,200	Airgas, Inc.	74,952
2,200	AK Steel Holding Corp.	36,014
17,268	Alcoa, Inc.	265,755
1,651	Allegheny Technologies, Inc.	91,102
1,500	Ball Corp.	102,075
1,900	Bemis Co., Inc.	62,054
1,190	CF Industries Holdings, Inc.	160,828
2,294	Cliffs Natural Resources, Inc.	178,955
15,238	E.I. du Pont de Nemours & Co.	760,071
1,200	Eastman Chemical Co.	100,896
4,012	Ecolab, Inc.	202,285
1,300	FMC Corp.	103,857
8,018	Freeport-McMoRan Copper & Gold, Inc.	962,882
1,400	International Flavors & Fragrances, Inc.	77,826
7,359	International Paper Co.	200,459
2,798	MeadWestvaco Corp.	73,196
9,154	Monsanto Co.	637,485
8,387	Newmont Mining Corp.	515,213
5,400	Nucor Corp.	236,628
2,800	Owens-Illinois, Inc.*	85,960
2,800	PPG Industries, Inc.	235,396
5,200	Praxair, Inc.	496,444
2,616	Sealed Air Corp.	66,577
2,100	Sigma-Aldrich Corp.	139,776
19,513	The Dow Chemical Co.	666,174
1,500	The Sherwin-Williams Co.	125,625
1,500	Titanium Metals Corp.*	25,770
2,420	United States Steel Corp.	141,376
2,100	Vulcan Materials Co.	93,156

		7,246,207

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Media – 3.1%
4,100	Cablevision Systems Corp. Class A	$138,744
11,264	CBS Corp. Class B	214,579
47,312	Comcast Corp. Class A	1,039,445
14,192	DIRECTV Class A*	566,687
4,800	Discovery Communications, Inc. Class A*	200,160
4,271	Gannett Co., Inc.	64,449
500	Meredith Corp.	17,325
38,386	News Corp. Class A	558,900
5,048	Omnicom Group, Inc.	231,198
1,500	Scripps Networks Interactive, Inc. Class A	77,625
8,571	The Interpublic Group of Companies, Inc.*	91,024
5,308	The McGraw-Hill Companies, Inc.	193,264
32,129	The Walt Disney Co.	1,205,159
83	The Washington Post Co. Class B	36,479
5,996	Time Warner Cable, Inc.	395,916
18,871	Time Warner, Inc.	607,080
10,244	Viacom, Inc. Class B	405,765

		6,043,799

Pharmaceuticals, Biotechnology & Life Sciences – 7.3%
26,098	Abbott Laboratories	1,250,355
5,896	Agilent Technologies, Inc.*	244,271
5,200	Allergan, Inc.	357,084
16,068	Amgen, Inc.*	882,133
4,115	Biogen Idec, Inc.*	275,911
28,926	Bristol-Myers Squibb Co.	765,960
7,900	Celgene Corp.*	467,206
1,200	Cephalon, Inc.*	74,064
17,142	Eli Lilly & Co.	600,656
4,800	Forest Laboratories, Inc.*	153,504
4,425	Genzyme Corp.*	315,060
13,800	Gilead Sciences, Inc.*	500,112
2,790	Hospira, Inc.*	155,375
46,394	Johnson & Johnson	2,869,469
3,170	Life Technologies Corp.*	175,935
52,169	Merck & Co., Inc.	1,880,171
7,300	Mylan, Inc.*	154,249
1,900	PerkinElmer, Inc.	49,058
135,156	Pfizer, Inc.	2,366,582
6,768	Thermo Fisher Scientific, Inc.*	374,676
1,600	Waters Corp.*	124,336
1,800	Watson Pharmaceuticals, Inc.*	92,970

		14,129,137

Real Estate – 1.5%
2,080	Apartment Investment & Management Co. Class A (REIT)	53,747
1,491	AvalonBay Communities, Inc. (REIT)	167,812
2,427	Boston Properties, Inc. (REIT)	208,965
5,200	CB Richard Ellis Group, Inc. Class A*	106,496
4,800	Equity Residential (REIT)	249,360
5,200	HCP, Inc. (REIT)	191,308
2,400	Health Care REIT, Inc. (REIT)	114,336
11,052	Host Hotels & Resorts, Inc. (REIT)	197,499
6,800	Kimco Realty Corp. (REIT)	122,672
2,800	Plum Creek Timber Co., Inc. (REIT)	104,860
9,700	ProLogis (REIT)	140,068
2,351	Public Storage, Inc. (REIT)	238,439
5,007	Simon Property Group, Inc. (REIT)	498,147
2,600	Ventas, Inc. (REIT)	136,448
2,722	Vornado Realty Trust (REIT)	226,824
8,809	Weyerhaeuser Co.	166,754

		2,923,735

Retailing – 3.7%
1,377	Abercrombie & Fitch Co. Class A	79,357
5,938	Amazon.com, Inc.*	1,068,840
1,072	AutoNation, Inc.*	30,230
479	AutoZone, Inc.*	130,571
4,424	Bed Bath & Beyond, Inc.*	217,440
5,650	Best Buy Co., Inc.	193,738
1,300	Big Lots, Inc.*	39,598
4,000	CarMax, Inc.*	127,520
3,400	Expedia, Inc.	85,306
2,100	Family Dollar Stores, Inc.	104,391
2,600	GameStop Corp. Class A*	59,488
2,740	Genuine Parts Co.	140,672
4,100	J.C. Penney Co., Inc.	132,471
5,319	Kohl’s Corp.*	289,034
4,500	Limited Brands, Inc.	138,285
23,536	Lowe’s Companies, Inc.	590,283
7,034	Macy’s, Inc.	177,960
700	Netflix, Inc.*	122,990
2,924	Nordstrom, Inc.	123,919
2,400	O’Reilly Automotive, Inc.*	145,008
810	Priceline.com, Inc.*	323,635
1,700	RadioShack Corp.	31,433
1,978	Ross Stores, Inc.	125,109
700	Sears Holdings Corp.*	51,625
12,497	Staples, Inc.	284,557
12,039	Target Corp.	723,905
7,550	The Gap, Inc.	167,157
27,864	The Home Depot, Inc.	976,912
6,693	The TJX Companies, Inc.	297,102
2,100	Tiffany & Co.	130,767
2,100	Urban Outfitters, Inc.*	75,201

		7,184,504

Semiconductors & Semiconductor Equipment – 2.5%
10,200	Advanced Micro Devices, Inc.*	83,436
5,274	Altera Corp.	187,649
4,900	Analog Devices, Inc.	184,583
22,722	Applied Materials, Inc.	319,244
7,650	Broadcom Corp. Class A	333,158
880	First Solar, Inc.*	114,523

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

94,380	Intel Corp.	$1,984,811
2,825	KLA-Tencor Corp.	109,158
3,800	Linear Technology Corp.	131,442
10,200	LSI Corp.*	61,098
3,700	MEMC Electronic Materials, Inc.*	41,662
3,100	Microchip Technology, Inc.	106,051
14,643	Micron Technology, Inc.*	117,437
4,400	National Semiconductor Corp.	60,544
1,465	Novellus Systems, Inc.*	47,349
9,550	NVIDIA Corp.*	147,070
3,400	Teradyne, Inc.*	47,736
19,728	Texas Instruments, Inc.	641,160
4,600	Xilinx, Inc.	133,308

		4,851,419

Software & Services – 8.9%
8,615	Adobe Systems, Inc.*	265,170
3,000	Akamai Technologies, Inc.*	141,150
3,900	Autodesk, Inc.*	148,980
8,400	Automatic Data Processing, Inc.	388,752
3,100	BMC Software, Inc.*	146,134
6,504	CA, Inc.	158,958
3,200	Citrix Systems, Inc.*	218,912
5,135	Cognizant Technology Solutions Corp. Class A*	376,344
2,700	Computer Sciences Corp.	133,920
3,500	Compuware Corp.*	40,845
19,444	eBay, Inc.*	541,127
6,000	Electronic Arts, Inc.*	98,280
4,700	Fidelity National Information Services, Inc.	128,733
2,550	Fiserv, Inc.*	149,328
4,199	Google, Inc. Class A*	2,494,080
21,047	International Business Machines Corp.	3,088,858
4,700	Intuit, Inc.*	231,710
1,600	Mastercard, Inc. Class A	358,576
2,600	McAfee, Inc.*	120,406
127,147	Microsoft Corp.	3,549,944
2,100	Monster Worldwide, Inc.*	49,623
5,300	Novell, Inc.*	31,376
65,563	Oracle Corp.	2,052,122
5,509	Paychex, Inc.	170,283
3,155	Red Hat, Inc.*	144,026
4,933	SAIC, Inc.*	78,237
2,000	Salesforce.com, Inc.*	264,000
13,212	Symantec Corp.*	221,169
2,800	Teradata Corp.*	115,248
11,219	The Western Union Co.	208,337
3,200	Total System Services, Inc.	49,216
2,902	VeriSign, Inc.	94,808
8,280	Visa, Inc. Class A	582,746
21,800	Yahoo!, Inc.*	362,534

		17,203,932

Technology Hardware & Equipment – 7.2%
2,900	Amphenol Corp. Class A	153,062
15,473	Apple, Inc.*	4,990,971
93,458	Cisco Systems, Inc.*	1,890,655
26,325	Corning, Inc.	508,599
28,700	Dell, Inc.*	388,885
34,572	EMC Corp.*	791,699
1,400	F5 Networks, Inc.*	182,224
2,900	FLIR Systems, Inc.*	86,275
2,100	Harris Corp.	95,130
38,433	Hewlett-Packard Co.	1,618,029
3,083	Jabil Circuit, Inc.	61,937
3,425	JDS Uniphase Corp.*	49,594
9,000	Juniper Networks, Inc.*	332,280
1,200	Lexmark International, Inc. Class A*	41,784
2,025	Molex, Inc.	46,008
38,882	Motorola, Inc.*	352,660
6,011	NetApp, Inc.*	330,365
1,700	QLogic Corp.*	28,934
27,218	QUALCOMM, Inc.	1,347,019
4,100	SanDisk Corp.*	204,426
6,600	Tellabs, Inc.	44,748
3,800	Western Digital Corp.*	128,820
23,376	Xerox Corp.	269,291

		13,943,395

Telecommunication Services – 3.1%
6,740	American Tower Corp. Class A*	348,054
99,806	AT&T, Inc.	2,932,300
5,027	CenturyLink, Inc.	232,097
17,008	Frontier Communications Corp.	165,488
4,000	MetroPCS Communications, Inc.*	50,520
30,163	Qwest Communications International, Inc.	229,540
51,210	Sprint Nextel Corp.*	216,618
47,843	Verizon Communications, Inc.	1,711,823
7,681	Windstream Corp.	107,073

		5,993,513

Transportation – 2.0%
2,830	C.H. Robinson Worldwide, Inc.	226,938
6,362	CSX Corp.	411,049
3,600	Expeditors International of Washington, Inc.	196,560
5,300	FedEx Corp.	492,953
6,235	Norfolk Southern Corp.	391,683
800	Ryder System, Inc.	42,112
12,918	Southwest Airlines Co.	167,675
8,320	Union Pacific Corp.	770,931
16,792	United Parcel Service, Inc. Class B	1,218,763

		3,918,664

Utilities – 3.3%
2,800	Allegheny Energy, Inc.	67,872
3,977	Ameren Corp.	112,112
8,291	American Electric Power Co., Inc.	298,310

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

7,198	CenterPoint Energy, Inc.	$113,153
4,200	CMS Energy Corp.	78,120
4,900	Consolidated Edison, Inc.	242,893
3,477	Constellation Energy Group, Inc.	106,501
9,947	Dominion Resources, Inc.	424,936
2,800	DTE Energy Co.	126,896
21,993	Duke Energy Corp.	391,695
5,469	Edison International	211,103
3,075	Entergy Corp.	217,802
11,281	Exelon Corp.	469,741
5,111	FirstEnergy Corp.	189,209
1,431	Integrys Energy Group, Inc.	69,418
7,046	NextEra Energy, Inc.	366,322
700	Nicor, Inc.	34,944
4,500	NiSource, Inc.	79,290
2,790	Northeast Utilities	88,945
4,300	NRG Energy, Inc.*	84,022
1,700	Oneok, Inc.	94,299
3,600	Pepco Holdings, Inc.	65,700
6,631	PG&E Corp.	317,227
2,000	Pinnacle West Capital Corp.	82,900
8,151	PPL Corp.	214,534
4,877	Progress Energy, Inc.	212,052
8,442	Public Service Enterprise Group, Inc.	268,540
1,831	SCANA Corp.	74,339
4,113	Sempra Energy	215,850
13,941	Southern Co.	532,964
3,600	TECO Energy, Inc.	64,080
11,264	The AES Corp.*	137,196
2,000	Wisconsin Energy Corp.	117,720
7,810	Xcel Energy, Inc.	183,925

		6,354,610

TOTAL COMMON STOCKS
(Cost $164,811,198)		$193,222,636

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligation(b)(c) – 0.0%

United States Treasury Bills
$25,000	0.000%	01/20/11	$25,000
50,000	0.000	03/10/11	49,989

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $74,989)			$74,989

Shares	Rate	Value

Short-term Investment(d) – 0.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
436,110	0.043%	$436,110
(Cost $436,110)

TOTAL INVESTMENTS – 99.9%
(Cost $165,322,297)		$193,733,735

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		140,265

NET ASSETS – 100.0%		$193,874,000

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Issued with zero coupon. Income is recognized through the accretion of discount.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	14	March 2011	$877,100	$12,859

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments
December 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – 61.3%

Adjustable Rate Non-Agency – 1.3%
First Horizon Alternative Mortgage Securities Series 2005-AA7, Class 2A1
$440,047	2.570%	09/25/35	(a)	$303,918
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
413,639	5.204	08/19/36	(a)	281,130
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
406,093	3.102	07/25/35	(a)	367,927

				952,975

Collateralized Mortgage Obligations – 1.0%
Interest Only(a)(b) – 0.0%
FNMA REMIC Series 2004-47, Class EI
231,634	0.000	06/25/34		1,725
FNMA REMIC Series 2004-62, Class DI
101,315	0.000	07/25/33		981

				2,706

Sequential Fixed Rate – 1.0%
Banc of America Funding Corp. Series 2007-8, Class 2A1
567,699	7.000	10/25/37		420,936
National Credit Union Administration Guaranteed Notes Series 2010-C1, Class APT
298,521	2.650	10/29/20		290,500

				711,436

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$714,142

Commercial Mortgage-Backed Security – 0.2%
Agency Multi-Family – 0.2%
GNMA
$100,000	3.950%	07/15/25		$100,477

Federal Agencies – 58.8%
Adjustable Rate FHLMC(a) – 0.9%
453,542	2.589	09/01/35		475,421
196,724	4.775	10/01/35		205,203

				680,624

Adjustable Rate FNMA(a) – 1.4%
199,927	2.202	05/01/33		207,082
430,341	2.582	05/01/35		449,169
324,478	4.047	12/01/35		340,598

				996,849

FHLMC – 7.1%
3,298	10.000	03/01/21		3,670
7,710	6.500	06/01/23		8,535
928,199	5.500	01/01/40		988,500
2,000,000	4.000	TBA-30yr	(c)	1,985,312
2,000,000	5.500	TBA-30yr	(c)	2,131,094

				5,117,111

FNMA – 42.6%
1,582	5.000	02/01/14		1,645
29,775	5.000	11/01/17		31,866
162,716	5.000	12/01/17		174,140
127,491	5.000	01/01/18		136,442

45,816	5.000	02/01/18		49,103
148,955	5.000	03/01/18		159,360
434,241	5.000	04/01/18		465,393
227,835	5.000	05/01/18		244,180
486,509	5.000	06/01/18		521,311
13,668	5.000	07/01/18		14,648
843,784	4.000	09/01/18		879,929
305,512	5.000	11/01/18		327,430
403,536	5.000	12/01/18		432,486
30,118	5.000	01/01/19		32,278
70,600	5.000	02/01/19		75,712
326,261	5.000	03/01/19		349,888
665,320	5.500	03/01/19		718,598
279,524	5.000	04/01/19		299,766
355,642	5.000	06/01/19		381,156
217,997	6.000	09/01/19		237,425
347,863	5.000	12/01/19		373,013
268,655	6.000	12/01/20		292,597
11,443	8.000	09/01/21		13,181
15,009	5.000	04/01/23		15,919
63,011	5.000	06/01/23		66,913
5,048	6.000	05/01/33		5,564
25,113	5.000	08/01/33		26,510
2,129	6.000	12/01/33		2,336
2,099	6.000	12/01/34		2,297
41,837	5.000	04/01/35		44,099
2,235	6.000	04/01/35		2,441
5,396	6.000	02/01/36		5,877
16,597	6.500	03/01/36		18,555
93,962	4.500	09/01/39		97,056
91,952	4.500	10/01/39		94,979
278,232	4.500	12/01/39		287,394
965,224	5.000	07/01/40		1,015,534
67,937	4.000	12/01/40		67,651
1,932,063	4.000	01/01/41		1,923,941
1,000,000	4.000	TBA-15yr	(c)	1,029,609
1,000,000	3.000	TBA-15yr	(c)	976,563
9,000,000	4.500	TBA-30yr	(c)	9,239,765
2,000,000	5.000	TBA-30yr	(c)	2,102,656
4,000,000	5.500	TBA-30yr	(c)	4,279,688
3,000,000	6.000	TBA-30yr	(c)	3,260,157

				30,777,051

GNMA – 6.8%
3,000,000	3.500	TBA-30yr	(c)	2,887,500
2,000,000	4.500	TBA-30yr	(c)	2,070,781

				4,958,281

TOTAL FEDERAL AGENCIES				$42,529,916

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $43,973,934)				$44,297,510

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
December 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Agency Debentures – 8.6%

FFCB
$500,000	5.400%	06/08/17	$572,798
FHLB
800,000	1.750	12/14/12	816,111
FHLMC
1,500,000	4.500	04/02/14	1,649,151
700,000	3.800	03/09/16	704,288
300,000	5.250	04/18/16	342,227
FNMA
800,000	3.000	01/28/15	801,544
1,000,000	3.000	02/17/15	1,003,066
Tennessee Valley Authority(d)
300,000	5.375	04/01/56	322,307

TOTAL AGENCY DEBENTURES
(Cost $6,033,224)			$6,211,492

Asset-Backed Securities – 2.0%

Credit Card – 0.7%
Chase Issuance Trust Series 2005-A11, Class A(a)
$500,000	0.330%	12/15/14	$498,295

Home Equity – 0.1%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
47,194	7.000	09/25/37	34,526
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
59,368	7.000	09/25/37	41,518

			76,044

Student Loans – 1.2%
Brazos Higher Education Auth. Series 2005-3, Class A14(a)
205,265	0.413	09/25/23	203,485
Knowledgeworks Foundation Series 2010-1, Class A(a)
292,239	1.238	02/25/42	289,585
Nelnet Student Loan Trust Series 2010-3A, Class A(a)(e)
394,262	1.068	07/27/48	393,409

			886,479

TOTAL ASSET-BACKED SECURITIES
(Cost $1,404,643)			$1,460,818

Government Guarantee Obligations(f) – 8.7%

Ally Financial, Inc.
$1,100,000	1.750%	10/30/12	$1,120,993
Citigroup Funding, Inc.
1,300,000	1.875	10/22/12	1,327,936
600,000	1.875	11/15/12	613,044
General Electric Capital Corp.
700,000	2.125	12/21/12	719,044
Private Export Funding Corp.
2,000,000	3.550	04/15/13	2,115,735

U.S. Central Federal Credit Union
400,000	1.900	10/19/12	408,417

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $6,202,117)			$6,305,169

U.S. Treasury Obligations – 16.2%

United States Treasury Bonds
$200,000	5.000%	05/15/37	$223,094
800,000	4.375	05/15/40	804,064
500,000	4.250	11/15/40	491,955
United States Treasury Inflation-Protected Securities
1,101,890	2.375	04/15/11	1,112,215
608,205	3.000	07/15/12	646,406
406,102	2.375	01/15/25	452,170
200,574	1.250	07/15/20	205,556
162,680	2.375	01/15/27	180,804
United States Treasury Notes
1,800,000	1.000	04/30/12	1,814,454
1,800,000	3.125	10/31/16	1,877,778
700,000	3.625	08/15/19	731,248
800,000	2.625	11/15/20	754,560
United States Treasury Principal-Only STRIPS(g)
1,800,000	0.000	08/15/20	1,290,420
300,000	0.000	08/15/26	153,747
1,100,000	0.000	11/15/26	555,236
800,000	0.000	11/15/27	383,920

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,558,561)			$11,677,627

Shares	Rate	Value

Short-term Investment(a) – 44.8%

JPMorgan U.S. Government Money Market Fund – Capital Shares
32,404,846	0.043%	$32,404,846
(Cost $32,404,846)

TOTAL INVESTMENTS – 141.6%
(Cost $101,577,325)		$102,357,462

LIABILITIES IN EXCESS OF OTHER ASSETS – (41.6)%		(30,046,225)

NET ASSETS – 100.0%		$72,311,237

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(b)	Security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $29,963,125, which represents approximately 41.4% of net assets as of December 31, 2010.

(d)	A portion of security is segregated as collateral for initial margin requirements on futures transactions.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $393,409, which represents approximately 0.5% of net assets as of December 31, 2010.

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(g)	Issued with zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At December 31, 2010, the Fund had the following forward sales contract:

	Interest	Maturity		Settlement	Principal
Description	Rate	Date		Date	Amount	Value

FNMA (Proceeds Receivable: $1,972,813)	4.000%	TBA-30yr(c	)	01/13/11	$2,000,000	$(1,989,531)

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Current Value	Gain (Loss)

U.S. Long Bonds	(14)	March 2011	$(1,709,750)	$(17,273)
2 Year U.S. Treasury Notes	6	March 2011	1,313,438	(1,891)
5 Year U.S. Treasury Notes	68	March 2011	8,004,875	(132,278)
10 Year U.S. Treasury Notes	24	March 2011	2,890,500	(77,507)

TOTAL				$(228,949)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE GROWTH OPPORTUNITIES FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 96.1%

Banks – 2.3%
41,931	First Republic Bank*	$1,221,031
152,761	People’s United Financial, Inc.	2,140,181

		3,361,212

Capital Goods – 8.5%
26,691	Alliant Techsystems, Inc.*	1,986,611
43,824	DigitalGlobe, Inc.*	1,389,659
58,374	Kennametal, Inc.	2,303,438
116,438	Quanta Services, Inc.*	2,319,445
34,845	Raytheon Co.	1,614,717
14,112	Rockwell Automation, Inc.	1,011,972
22,370	Roper Industries, Inc.	1,709,739

		12,335,581

Commercial & Professional Services – 3.8%
114,506	Iron Mountain, Inc.	2,863,795
78,167	Verisk Analytics, Inc. Class A*	2,663,931

		5,527,726

Consumer Durables & Apparel – 5.8%
146,211	Newell Rubbermaid, Inc.	2,658,116
43,630	Phillips-Van Heusen Corp.	2,749,127
28,072	Polo Ralph Lauren Corp.	3,113,746

		8,520,989

Consumer Services – 1.5%
40,129	Coinstar, Inc.*	2,264,881

Diversified Financials – 9.4%
7,172	Affiliated Managers Group, Inc.*	711,606
24,660	IntercontinentalExchange, Inc.*	2,938,239
56,832	Lazard Ltd. Class A	2,244,296
54,565	Northern Trust Corp.	3,023,446
170,799	SLM Corp.*	2,150,359
139,934	TD Ameritrade Holding Corp.	2,657,347

		13,725,293

Energy – 9.2%
64,293	Cameron International Corp.*	3,261,584
21,161	Core Laboratories NV	1,884,387
28,228	Dril-Quip, Inc.*	2,193,880
60,649	Petrohawk Energy Corp.*	1,106,844
73,893	Southwestern Energy Co.*	2,765,815
19,054	Whiting Petroleum Corp.*	2,232,939

		13,445,449

Health Care Equipment & Services – 9.1%
30,521	C. R. Bard, Inc.	2,800,912
84,479	CareFusion Corp.*	2,171,110
81,230	Emdeon, Inc. Class A*	1,099,854
40,119	Henry Schein, Inc.*	2,462,906
3,866	Intuitive Surgical, Inc.*	996,462
89,143	St. Jude Medical, Inc.*	3,810,863

		13,342,107

Household & Personal Products – 2.0%
101,819	Avon Products, Inc.	2,958,860

Insurance – 0.7%
33,302	Principal Financial Group, Inc.	$1,084,313

Materials – 2.5%
51,290	Ecolab, Inc.	2,586,042
16,379	Schweitzer-Mauduit International, Inc.	1,030,567

		3,616,609

Media – 1.6%
57,336	Lamar Advertising Co. Class A*	2,284,266

Real Estate – 2.0%
141,541	CB Richard Ellis Group, Inc. Class A*	2,898,760

Retailing – 10.0%
20,993	Advance Auto Parts, Inc.	1,388,687
54,973	Bed Bath & Beyond, Inc.*	2,701,923
43,632	Dick’s Sporting Goods, Inc.*	1,636,200
118,400	GameStop Corp. Class A*	2,708,992
80,188	PetSmart, Inc.	3,193,086
133,532	Staples, Inc.	3,040,524

		14,669,412

Semiconductors & Semiconductor Equipment – 5.3%
39,499	Altera Corp.	1,405,374
31,677	Broadcom Corp. Class A	1,379,533
40,810	Linear Technology Corp.	1,411,618
121,917	Xilinx, Inc.	3,533,155

		7,729,680

Software & Services – 11.7%
33,392	Citrix Systems, Inc.*	2,284,347
22,067	Equinix, Inc.*	1,793,164
21,352	FleetCor Technologies, Inc.*	660,204
54,010	Genpact Ltd.*	820,952
78,094	Global Payments, Inc.	3,608,724
36,226	GSI Commerce, Inc.*	840,443
47,002	RealD, Inc.*	1,218,292
15,092	Salesforce.com, Inc.*	1,992,144
31,935	SuccessFactors, Inc.*	924,838
96,534	The Western Union Co.	1,792,636
29,033	VeriFone Systems, Inc.*	1,119,512

		17,055,256

Technology Hardware & Equipment – 5.0%
54,938	Amphenol Corp. Class A	2,899,628
73,474	FLIR Systems, Inc.*	2,185,851
39,069	NetApp, Inc.*	2,147,232

		7,232,711

Telecommunication Services – 5.0%
42,221	Crown Castle International Corp.*	1,850,547
84,781	SBA Communications Corp. Class A*	3,470,934
112,379	tw telecom, inc.*	1,916,062

		7,237,543

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Transportation – 0.7%
12,394	C.H. Robinson Worldwide, Inc.	$993,875

TOTAL COMMON STOCKS
(Cost $114,407,489)		$140,284,523

Shares	Rate	Value

Short-term Investment(a) – 4.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
6,080,110	0.043%	$6,080,110
(Cost $6,080,110)

TOTAL INVESTMENTS – 100.3%
(Cost $120,487,599)		$146,364,633

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(460,968)

NET ASSETS – 100.0%		$145,903,665

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities
December 31, 2010

	Core	Equity	Government	Growth
	Fixed Income	Index	Income	Opportunities
	Fund	Fund	Fund	Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $214,118,475, $165,322,297, $101,577,325 and $120,487,599, respectively)	$216,113,158	$193,733,735	$102,357,462	$146,364,633
Foreign currencies, at value (identified cost $834, $0, $0 and $0, respectively)	1,155	—	—	—
Receivables:
Investment securities sold	6,002,633	—	829,974	—
Investments sold on a delayed-delivery basis	33,474,102	—	24,135,860	—
Due from custodian	276,855	—	—	—
Interest and dividends, at value	1,048,613	227,971	210,709	65,332
Forward foreign currency exchange contracts, at value	183,160	—	—	—
Due from broker — variation margin, at value	99,130	—	17,969	—
Reimbursement from investment adviser	40,750	44,094	29,190	36,028
Fund shares sold	36,945	61,365	33,111	40,018
Foreign tax reclaims, at value	1,775	—	—	—

Total assets	257,278,276	194,067,165	127,614,275	146,506,011

Liabilities:

Payables:
Investment securities purchased	3,971,268	—	755,842	336,735
Investments purchased on a delayed-delivery basis	81,905,234	—	52,149,063	—
Fund shares redeemed	279,541	9,852	284,665	45,130
Forward foreign currency exchange contracts, at value	213,871	—	—	—
Amounts owed to affiliates	97,678	78,451	50,078	144,356
Forward Sale Contracts, at value (proceeds receivable $0, $0, $1,972,813 and $0, respectively)	—	—	1,989,531	—
Due to broker — variation margin, at value	—	1,050	—	—
Accrued expenses	90,333	103,812	73,859	76,125

Total liabilities	86,557,925	193,165	55,303,038	602,346

Net Assets:

Paid-in capital	184,335,765	197,217,958	72,180,223	127,087,814
Accumulated undistributed net investment income	409,365	265,860	88,071	16,213
Accumulated net realized loss from investment, futures and foreign currency related transactions	(15,635,124)	(32,034,115)	(491,526)	(7,077,396)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	1,610,345	28,424,297	534,469	25,877,034

NET ASSETS	$170,720,351	$193,874,000	$72,311,237	$145,903,665

Total Service Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized)	17,064,335	20,865,984	6,850,286	21,714,023
Net asset value, offering and redemption price per share	$10.00	$9.29	$10.56	$6.72

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations
For the Fiscal Year Ended December 31, 2010

	Core	Equity	Government	Growth
	Fixed Income	Index	Income	Opportunities
	Fund	Fund	Fund	Fund

Investment income:

Interest (net of foreign tax withheld of $1,667, $0, $0 and $0, respectively)	$6,270,423	$—	$1,773,303	$—
Dividends (net of foreign taxes withheld of $0, $292, $0 and $3,009, respectively)	17,379	3,837,019	13,997	797,759
Securities lending income — affiliated issuer	—	—	—	3,002

Total investment income	6,287,802	3,837,019	1,787,300	800,761

Expenses:

Management fees	724,347	565,058	406,645	1,278,061
Distribution and Service fees	452,716	470,879	188,261	319,515
Professional fees	80,397	73,147	71,681	69,922
Printing and mailing costs	75,102	72,825	55,477	67,109
Custody and accounting fees	69,653	56,533	55,350	46,450
Transfer Agent fees	36,214	37,667	15,060	25,559
Trustee fees	14,662	14,761	14,429	14,534
Other	12,003	50,489	9,612	10,634

Total expenses	1,465,094	1,341,359	816,515	1,831,784

Less — expense reductions	(244,575)	(372,026)	(203,537)	(318,559)

Net expenses	1,220,519	969,333	612,978	1,513,225

NET INVESTMENT INCOME (LOSS)	5,067,283	2,867,686	1,174,322	(712,464)

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $743 for the Growth Opportunities Fund)	4,431,947	2,661,280	1,921,313	15,995,388
Securities lending reinvestment vehicle transactions — affiliated issuer	—	—	—	8,345
Futures transactions	1,214,356	377,850	321,849	—
Foreign currency related transactions (includes $156,203 of gains on forward foreign currency exchange contracts)	48,795	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	2,241,864	19,820,136	510,194	8,141,723
Securities lending reinvestment vehicle — affiliated issuer	—	—	—	(11,661)
Futures	30,188	(6,024)	(172,405)	—
Translation of asset and liabilities denominated in foreign currencies (includes $137,608 of unrealized losses on forward foreign currency exchange contracts)	(139,105)	—	—	—

Net realized and unrealized gain from investment, futures and foreign currency related transactions	7,828,045	22,853,242	2,580,951	24,133,795

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,895,328	$25,720,928	$3,755,273	$23,421,331

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the	For the	For the	For the
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

From operations:

Net investment income (loss)	$5,067,283	$7,690,617	$2,867,686	$3,551,567
Net realized gain (loss) from investment, futures and foreign currency related transactions	5,695,098	(14,302,215)	3,039,130	(1,910,068)
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	2,132,947	30,830,557	19,814,112	40,904,634

Net increase in net assets resulting from operations	12,895,328	24,218,959	25,720,928	42,546,133

Distributions to shareholders:

From net investment income	(5,464,354)	(8,665,024)	(2,986,451)	(3,577,759)
From net realized gains	—	—	—	—

Total distributions to shareholders	(5,464,354)	(8,665,024)	(2,986,451)	(3,577,759)

From share transactions:

Proceeds from sales of shares	14,587,352	14,192,495	4,058,717	4,799,396
Reinvestment of distributions	5,464,354	8,665,024	2,986,451	3,577,759
Cost of shares redeemed	(39,940,402)	(38,211,108)	(34,493,149)	(36,141,486)

Net decrease in net assets resulting from share transactions	(19,888,696)	(15,353,589)	(27,447,981)	(27,764,331)

TOTAL INCREASE (DECREASE)	(12,457,722)	200,346	(4,713,504)	11,204,043

Net assets:

Beginning of year	183,178,073	182,977,727	198,587,504	187,383,461

End of year	$170,720,351	$183,178,073	$193,874,000	$198,587,504

Accumulated undistributed net investment income	$409,365	$327,630	$265,860	$387,952

Summary of share transactions:

Shares sold	1,456,328	1,552,782	481,676	700,975
Shares issued on reinvestment of distributions	549,659	949,900	322,163	434,721
Shares redeemed	(3,991,289)	(4,216,306)	(4,084,098)	(5,319,029)

NET DECREASE	(1,985,302)	(1,713,624)	(3,280,259)	(4,183,333)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Government Income Fund		Growth Opportunities Fund
For the	For the	For the	For the
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

$1,174,322	$2,415,372	$(712,464)	$(533,107)
2,243,162	(275,170)	16,003,733	(16,819,019)
337,789	2,872,208	8,130,062	67,303,833

3,755,273	5,012,410	23,421,331	49,951,707

(1,312,896)	(2,806,892)	—	—
(523,731)	(931,782)	—	—

(1,836,627)	(3,738,674)	—	—

16,983,366	8,043,563	19,089,330	3,924,032
1,836,627	3,738,674	—	—
(23,187,620)	(25,345,776)	(24,317,063)	(21,402,568)

(4,367,627)	(13,563,539)	(5,227,733)	(17,478,536)

(2,448,981)	(12,289,803)	18,193,598	32,473,171

74,760,218	87,050,021	127,710,067	95,236,896

$72,311,237	$74,760,218	$145,903,665	$127,710,067

$88,071	$105,143	$16,213	$8,713

1,598,199	786,658	3,177,035	878,935
174,144	364,335	—	—
(2,183,890)	(2,474,817)	(4,134,939)	(5,044,394)

(411,547)	(1,323,824)	(957,904)	(4,165,459)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
			Net			Distributions						Ratio of		Ratio of		Portfolio	Portfolio
	Net asset		realized			to shareholders	Net asset		Net assets,	Ratio of		total		net investment		turnover rate	turnover rate
	value,	Net	and		Total from	from net	value,		end of	net expenses		expenses		income		(including the	(excluding the
	beginning	investment	unrealized		investment	investment	end of	Total	year	to average		to average		to average		effect of mortgage	effect of mortgage
	of year	income(a)	gain (loss)		operations	income	year	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010	$9.62	$0.28	$0.41		$0.69	$(0.31)	$10.00	7.18%	$170,720	0.67%		0.81%		2.80%		399%	307%
2009	8.81	0.39	0.87		1.26	(0.45)	9.62	14.68	183,178	0.67		0.79		4.29		187	159
2008	10.13	0.47	(1.31)		(0.84)	(0.48)	8.81	(8.56)	182,978	0.67		0.77		4.92		140	105
2007	9.94	0.48	0.17		0.65	(0.46)	10.13	6.81	264,389	0.54	(c)	0.76	(c)	4.82	(c)	123	92
2006(d)	9.98	0.44	(0.03	)(e)	0.41	(0.45)	9.94	4.23 (f)	285,768	0.54		0.78		4.49		265	259

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Core Fixed Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(e)	Reflects an increase of $0.04 due to payments received for class action settlements received this year.
(f)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders
			Net										Ratio of		Ratio of
	Net asset		realized					Net asset		Net assets,	Ratio of		total		net investment
	value,	Net	and	Total from	From net	From net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		turnover
	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010	$8.22	$0.13	$1.08	$1.21	$(0.14)	$—	$(0.14)	$9.29	14.92%	$193,874	0.51%		0.71%		1.52%		4%
2009	6.61	0.14	1.62	1.76	(0.15)	—	(0.15)	8.22	26.28	198,588	0.59		0.68		1.97		5
2008	11.42	0.17	(4.46)	(4.29)	(0.18)	(0.34)	(0.52)	6.61	(37.18)	187,383	0.60		0.69		1.81		4
2007	11.04	0.18	0.41	0.59	(0.21)	—	(0.21)	11.42	5.32	364,288	0.41	(c)	0.68	(c)	1.57	(c)	8
2006(d)	9.71	0.16	1.34	1.50	(0.17)	—	(0.17)	11.04	15.49 (e)	438,471	0.41		0.67		1.53		4

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Equity Index Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(e)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders
			Net										Ratio of		Ratio of		Portfolio	Portfolio
	Net asset		realized					Net asset		Net assets,	Ratio of		total		net investment		turnover rate	turnover rate
	value,	Net	and	Total from	From net	From net		value,		end of	net expenses		expenses		income		(including the	(excluding the
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		effect of mortgage	effect of mortgage
	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010	$10.29	$0.17	$0.37	$0.54	$(0.19)	$(0.08)	$(0.27)	$10.56	5.19%	$72,311	0.81%		1.08%		1.56%		614%	416%
2009	10.14	0.31	0.33	0.64	(0.36)	(0.13)	(0.49)	10.29	6.44	74,760	0.81		1.05		3.01		287	231
2008	10.27	0.42	(0.11)	0.31	(0.44)	—	(0.44)	10.14	3.14	87,050	0.81		1.04		4.12		244	184
2007	9.96	0.42	0.29	0.71	(0.40)	—	(0.40)	10.27	7.34	85,978	0.67	(c)	1.03	(c)	4.19	(c)	217	146
2006(d)	9.98	0.39	0.01	0.40	(0.42)	—	(0.42)	9.96	4.05	87,063	0.68		1.02		3.96		523	447

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Government Income Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.03% of average net assets.
(d)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Government Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
			Net		Distributions						Ratio of		Ratio of
	Net asset		realized		to shareholders	Net asset		Net assets,	Ratio of		total		net investment
	value,	Net	and	Total from	from net	value,		end of	net expenses		expenses		loss to		Portfolio
	beginning	investment	unrealized	investment	realized	end of	Total	year	to average		to average		average		turnover
	of year	loss(a)	gain (loss)	operations	gains	year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010	$5.63	$(0.03)	$1.12	$1.09	$—	$6.72	19.36%	$145,904	1.18%		1.43%		(0.56)%		57%
2009	3.55	(0.02)	2.10	2.08	—	5.63	58.59	127,710	1.18		1.43		(0.50)		71
2008	6.20	(0.02)	(2.52)	(2.54)	(0.11)	3.55	(40.72)	95,237	1.18		1.37		(0.32)		78
2007	6.07	(0.03)	1.22	1.19	(1.06)	6.20	19.37	200,146	1.14	(c)	1.38	(c)	(0.48	)(c)	73
2006(d)	9.69	(0.06)	0.68	0.62	(4.24)	6.07	5.74	215,251	1.15		1.37		(0.60)		82

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Growth Opportunities Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively, the “Funds” or individually a “Fund”). The Funds are diversified portfolios under the Act offering one class of shares — Service Shares.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Commission Recapture — The Growth Opportunities Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income and Government Income	Quarterly	Annually

Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Forward Foreign Currency Exchange Contracts — All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

H. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

I. Mortgage-Backed and Asset-Backed Securities — The Core Fixed Income, Government Income and Growth Opportunities Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

J. Mortgage Dollar Rolls — The Core Fixed Income and Government Income Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

K. Treasury Inflation-Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

L. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2010

3. FAIR VALUE OF INVESTMENTS (continued)

priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2010:

Core Fixed Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$32,996,104	$—
Mortgage-Backed Obligations	—	102,407,359	—
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	3,283,819	1,651,374	—
Asset-Backed Securities	—	2,217,960	—
Foreign Debt Obligations	8,628,318	3,313,020	—
Municipal Debt Obligations	—	3,370,491	—
Government Guarantee Obligations	—	16,934,832	—
Short-term Investment	41,309,881	—	—
Derivatives	31,753	183,160	—

Total	$53,253,771	$163,074,300	$—

Liabilities
Derivatives	$(382,437)	$(213,871)	$—

Equity Index	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$193,222,636	$—	$—
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	74,989	—	—
Short-term Investments	436,110	—	—
Derivatives	12,859	—	—

Total	$193,746,594	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

Government Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$44,297,510	$—
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	11,677,627	6,211,492	—
Asset-Backed Securities	—	1,460,818	—
Government Guarantee Obligations	—	6,305,169	—
Short-term Investment	32,404,846	—	—

Total	$44,082,473	$58,274,989	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,989,531)	$—
Derivatives	(228,949)	—	—

Total	$(228,949)	$(1,989,531)	$—

Growth Opportunities	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$140,284,523	$—	$—
Short-term Investment	6,080,110	—	—

Total	$146,364,633	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Funds’ average daily net assets.
For the fiscal year ended December 31, 2010, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%

Government Income	0.54	0.49	0.47	0.46	0.45	0.54

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. Effective July 1, 2010, GSAM has agreed to waive a portion of its management fee in order to achieve the following effective annual rates:

Management Rate

		Effective
$0 – $400 million	Over $400 million	Rate

0.21%	0.20%	0.21%

Prior to July 1, 2010, GSAM had agreed to waive a portion of its management fees for the Equity Index Fund in order to achieve the following effective annual rates:

Management Rate

$0 – $300	Over $300 million –		Effective
million	$400 million	Over $400 million	Rate

0.27%	0.24%	0.20%	0.27%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA which serves as the subadviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, computed daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2010.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Funds, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee computed daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the Growth Opportunities Fund, Goldman Sachs has agreed to waive distribution and service fees so as not to exceed 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 30, 2011, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate of 0.02% of the average daily net assets of the Funds.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 30, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2010, these expense reductions, including any fee waivers and Other Expense reimbursement, were as follows (in thousands):

		Distribution
	Management	and Service	Other Expense	Total Expense
Fund	Fee Waiver	Fee Waiver	Reimbursement	Reductions

Core Fixed Income	$—	$—	$245	$245

Equity Index	112	—	260	372

Government Income	—	—	204	204

Growth Opportunities	—	115	204	319

As of December 31, 2010, amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Core Fixed Income	$59	$36	$3	$98

Equity Index	34	41	3	78

Government Income	33	16	1	50

Growth Opportunities	122	20	2	144

E. Line of Credit Facility — As of December 31, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2010, Goldman Sachs earned approximately $100, $100, $100 and $1,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income, Equity Index, Government Income and Growth Opportunities Funds, respectively.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2010

5. INVESTMENTS IN DERIVATIVES (continued)

may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended December 31, 2010, the Core Fixed Income Fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions and to seek to increase total return. The Core Fixed Income, Government Income and Equity Index Funds entered into futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, and to seek to increase total return. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2010. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of			Statements of Assets
	Assets and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Due from broker — variation margin, at value	$31,753(a	)	Due to broker — variation margin, at value	$(382,437	)(a)

Currency	Receivables for forward foreign currency exchange contracts, at value	183,160		Payables for forward foreign currency exchange contracts, at value	(213,871)

Total		$214,913			$(596,308)

Risk	Fund	Statements of Assets and Liabilities Location	Assets	Liabilities

Equity	Equity Index	Due from broker — variation margin, at value(a)	$12,859	$—

Interest rate	Government Income	Due to broker — variation margin, at value(a)	—	(228,949)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivative activities and their indicative volumes for the fiscal year ended December 31, 2010. These gains (losses) should be considered in the context that these contracts may have been executed to economically hedge securities, and accordingly, gains (losses) on such contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

	Statements of		Net Change in	Average
	Operations	Net Realized Gain	Unrealized Gain	Number of
Risk	Location	(Loss)	(Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$1,214,356	$30,188	266

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	156,203	(137,608)	114

		$1,370,559	$(107,420)	380

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations.

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Fund	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Equity Index	$377,850	$(6,024)	45

Interest rate	Government Income	321,849	(172,405)	95

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2010, were as follows:

				Sales and
		Purchases	Sales and	Maturities
	Purchases of U.S.	(Excluding U.S.	Maturities of U.S.	(Excluding U.S.
	Government and	Government and	Government and	Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$616,315,191	$73,816,846	$634,263,439	$65,910,327

Equity Index	—	7,882,921	—	32,436,484

Government Income	425,135,351	3,313,108	430,259,378	6,753,950

Growth Opportunities	—	70,612,118	—	79,579,290

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Growth Opportunities Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. Effective May 26, 2010, the Fund no longer participated in the securities lending program. During its participation in this securities lending program, and in accordance with the Fund’s securities lending procedures, the Fund received cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities was determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they were traded, and any additional required collateral was delivered to the Fund on the next business day.
The Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and was managed by GSAM, for which GSAM may have received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2010, is reported under Investment Income on the Statements of

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2010

7. SECURITIES LENDING (continued)

Operations. A portion of this amount, $1,913, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2010, GSAL earned $325 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the fiscal year ended December 31, 2010 (in thousands):

	Number of			Number of
	Shares Held			Shares Held	Value at End
Fund	Beginning of Year	Shares Bought	Shares Sold	End of Year	of Year

Growth Opportunities	11,691	5,153	(16,844)	—	$—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Distributions paid from:
Ordinary income	$5,464,354	$2,986,451	$1,836,627	$—

Total taxable distributions	$5,464,354	$2,986,451	$1,836,627	$—

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Distributions paid from:
Ordinary income	$8,665,024	$3,577,759	$3,389,319	$—
Net long-term capital gains	—	—	349,355	—

Total taxable distributions	$8,665,024	$3,577,759	$3,738,674	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8. TAX INFORMATION (continued)

As of December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Undistributed ordinary income — net	$458,716	$225,397	$91,246	$—

Capital loss carryforward:(1)
Expiring 2011	$—	$(8,097,717)	$—	$—
Expiring 2012	—	(2,961,297)	—	—
Expiring 2014	(4,813,823)	—	—	—
Expiring 2017	(5,634,986)	(4,133,732)	—	(5,903,029)
Expiring 2018	(4,488,774)	—	—	—

Total capital loss carryforward	$(14,937,583)	$(15,192,746)	$—	$(5,903,029)

Timing differences (post-October losses and straddle loss deferral)	(1,159,808)	1,218	(705,153)	—

Unrealized gains — net	2,023,261	11,622,173	744,921	24,718,880

Total accumulated gains (losses) — net	$(13,615,414)	$(3,343,958)	$131,014	$18,815,851

(1)	Expiration occurs on December 31 of the year indicated. The Equity Index Fund had capital loss carryforwards of $10,805,538 which expired in the current year. The Equity Index and Growth Opportunities Funds utilized $2,575,119 and $13,193,696, respectively of capital losses in the current year.

As of December 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Core Fixed		Government	Growth
Fund	Income	Equity Index	Income	Opportunities

Tax cost	$214,118,475	$182,111,562	$101,595,822	$121,645,753

Gross unrealized gain	4,582,751	36,808,156	1,418,855	25,734,847
Gross unrealized loss	(2,588,068)	(25,185,983)	(657,215)	(1,015,967)

Net unrealized security gain	$1,994,683	$11,622,173	$761,640	$24,718,880
Net unrealized gain (loss) on other investments	28,578	—	(16,719)	—

Net unrealized gain	$2,023,261	$11,622,173	$744,921	$24,718,880

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and forward foreign currency exchange contracts and differences related to the tax treatment of underlying fund investments.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, net investment losses and dividend redesignation and the difference in tax treatment of foreign currency transactions, underlying fund investments and paydown losses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2010

8. TAX INFORMATION (continued)

		Accumulated	Accumulated
	Paid-in	Net Realized	Undistributed Net
Fund	Capital	Loss	Investment Income

Core Fixed Income	$(87)	$(478,719)	$478,806

Equity Index	(10,805,538)	10,808,865	(3,327)

Government Income	—	(121,502)	121,502

Growth Opportunities	(719,964)	—	719,964

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively the “Funds”), portfolios of Goldman Sachs Variable Insurance Trust, at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund			Equity Index Fund			Government Income Fund			Growth Opportunities Fund
			Expenses			Expenses			Expenses			Expenses
			Paid for the			Paid for the			Paid for the			Paid for the
	Beginning	Ending	6 Months	Beginning	Ending	6 Months	Beginning	Ending	6 Months	Beginning	Ending	6 Months
	Account Value	Account Value	Ended	Account Value	Account Value	Ended	Account Value	Account Value	Ended	Account Value	Account Value	Ended
	7/01/10	12/31/10	12/31/10*	7/01/10	12/31/10	12/31/10*	7/01/10	12/31/10	12/31/10*	7/01/10	12/31/10	12/31/10*
Actual	$1,000	$1,015.40	$3.40	$1,000	$1,230.10	$2.87	$1,000	$1,004.10	$4.09	$1,000	$1,256.10	$6.71
Hypothetical 5% return	1,000	1,021.83 +	3.41	1,000	1,022.63 +	2.60	1,000	1,021.12 +	4.13	1,000	1,019.26 +	6.01

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Service

Core Fixed Income	0.67%
Equity Index	0.51%
Government Income	0.81%
Growth Opportunities	1.18%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Credit Strategies Fund. As of December 31, 2010, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 77 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Officers of the Trust (Unaudited)*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2010, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Equity Index Fund qualify for the dividends received deduction available to corporations.

During the fiscal year ended December 31, 2010, the Goldman Sachs Government Income Fund designates $527,983 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke*	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Peter V. Bonanno, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LaRusso*
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
* Effective August 19, 2010

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
200 West Street, New York, New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2011 Goldman Sachs. All rights reserved.

VITSVCAR11/47815.MF.MED.TMPL/2/2011

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):
Table 1 – Items 4(a) -4(d)

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers (“PwC”)	$55,000	$340,075	Financial statement audits.

Audit-Related Fees

PwC	$28,610	$5,158	Other attest services.

Tax Fees

PwC	$80,125	$75,700	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Variable Insurance Trust’s service affiliates * that were pre-approved by the Goldman Sachs Variable Insurance Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2010	2009	Description of Services Rendered
Audit-Related Fees

PwC	$1,333,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2010 and December 31, 2009 by PwC were approximately $108,735 and $80,858, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 by PwC were approximately $6.4 million and $6.4 million, respectively.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 25, 2011

/s/ Geoge F. Travers
By: George F. Travers
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 25, 2011